                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A
                                                                File No. 2-37707
                                                               File No. 811-2071

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /x/

         Pre-Effective Amendment No.  ______

         Post-Effective Amendment No. __60__                                 /x/

                                      AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /x/

         Amendment No.  __60__                                               /x/


                       DELAWARE GROUP INCOME FUNDS, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

             1818 Market Street, Philadelphia, Pennsylvania    19103
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices)       (Zip Code)

Registrant's Telephone Number, including Area Code:               (215) 255-2923
                                                                  --------------

    George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Public Offering:                          September 29, 1998
                                                              ------------------

It is proposed that this filing will become effective:

           _____  immediately upon filing pursuant to paragraph (b)

           __X__  on September 29, 1998 pursuant to paragraph (b)

           _____  60 days after filing pursuant to paragraph (a)(1)

           _____  on (date) pursuant to paragraph (a)(1)

           _____  75 days after filing pursuant to paragraph (a)(2)

           _____  on (date) pursuant to paragraph (a)(2) of Rule 485


                     Title of Securities Being Registered

  Delchester Fund A Class, Delchester Fund B Class, Delchester Fund C Class, Delchester Fund Institutional Class, High-Yield Opportunities Fund A Class,
High-Yield Opportunities Fund B Class, High-Yield Opportunities Fund C Class,
      High-Yield Opportunities Fund Institutional Class, Strategic Income Fund A Class, Strategic Income Fund B Class, Strategic Income Fund C Class,
                  Strategic Income Fund Institutional Class

                            --- C O N T E N T S ---

This Post-Effective Amendment No. 60 to Registration File No. 2-37707 includes the following:

          1.     Facing Page

          2.     Contents Page

          3.     Cross-Reference Sheet

          4.     Part A - Prospectuses

          5.     Part B - Statement of Additional Information

          6.     Part C - Other Information

          7.     Signatures

                             CROSS-REFERENCE SHEET
                                    PART A

                                                                                                        Location in
Item No.            Description                                                                         Prospectuses
--------            -----------                                                                         ------------
                                                                                                      Delchester Fund/
                                                                                                High-Yield Opportunities Fund
                                                                                           A Class/                  Institutional
                                                                                           B Class/                      Class
                                                                                           C Class
    1               Cover Page.....................................................       Cover Page                  Cover Page

    2               Synopsis.......................................................        Synopsis;                   Synopsis;
                                                                                          Summary of                  Summary of
                                                                                           Expenses                    Expenses

    3               Condensed Financial Information................................        Financial                   Financial
                                                                                          Highlights                  Highlights

    4               General Description of Registrant .............................       Investment                  Investment
                                                                                        Objectives and              Objectives and
                                                                                       Policies; Shares;           Policies; Shares;
                                                                                       Other Investment            Other Investment
                                                                                       Policies and Risk           Policies and Risk
                                                                                        Considerations              Considerations

    5               Management of the Fund ........................................       Management                  Management
                                                                                         of the Funds                of the Funds

    6               Capital Stock and Other Securities ............................      The Delaware                Dividends and
                                                                                          Difference;               Distributions;
                                                                                         Dividends and               Taxes; Shares
                                                                                        Distributions;
                                                                                         Taxes; Shares

                            CROSS-REFERENCE SHEET*
                                    PART A
                                  (Continued)

                                                                                                        Location in
Item No.            Description                                                                         Prospectuses
--------            -----------                                                                         ------------
                                                                                                       Delchester Fund
                                                                                                High-Yield Opportunities Fund
                                                                                           A Class/                  Institutional
                                                                                           B Class/                      Class
                                                                                           C Class
    7               Purchase of Securities Being Offered...........................       Cover; How                  Cover; How
                                                                                       to Buy Shares;              to Buy Shares;
                                                                                        Calculation of              Calculation of
                                                                                        Offering Price                 Net Asset
                                                                                        and Net Asset                   Value
                                                                                       Value Per Share;               Per Share;
                                                                                          Management                  Management
                                                                                         of the Funds                of the Funds

    8               Redemption or Repurchase.......................................       How to Buy                  How to Buy
                                                                                           Shares;                      Shares;
                                                                                          Redemption                  Redemption
                                                                                         and Exchange                and Exchange

    9               Legal Proceedings..............................................          None                        None




                             CROSS-REFERENCE SHEET
                                    PART A
                                  (Continued)


                                                                                                        Location in
Item No.            Description                                                                         Prospectuses
--------            -----------                                                                         ------------
                                                                                                   Strategic Income Fund
                                                                                            A Class/            Institutional
                                                                                            B Class/                Class
                                                                                            C Class
    1               Cover Page.....................................................       Cover Page             Cover Page

    2               Synopsis.......................................................         Synopsis;             Synopsis;
                                                                                           Summary of            Summary of
                                                                                            Expenses              Expenses

    3               Condensed Financial Information................................        Financial             Financial
                                                                                           Highlights            Highlights

    4               General Description of Registrant .............................        Investment            Investment
                                                                                          Objective and         Objective and
                                                                                       Policies; Shares;     Policies; Shares;
                                                                                        Other Investment      Other Investment
                                                                                        Policies and Risk     Policies and Risk
                                                                                         Considerations        Considerations

    5               Management of the Fund ........................................        Management            Management
                                                                                           of the Fund           of the Fund

    6               Capital Stock and Other Securities ............................       The Delaware          Dividends and
                                                                                           Difference;         Distributions;
                                                                                          Dividends and         Taxes; Shares
                                                                                         Distributions;
                                                                                          Taxes; Shares

                             CROSS-REFERENCE SHEET
                                    PART A
                                  (Continued)


                                                                                                        Location in
Item No.            Description                                                                         Prospectuses
--------            -----------                                                                         ------------
                                                                                                   Strategic Income Fund
                                                                                            A Class/            Institutional
                                                                                            B Class/                Class
                                                                                            C Class
    7               Purchase of Securities Being Offered...........................      Cover; How to         Cover; How to
                                                                                           Buy Shares;          Buy  Shares;
                                                                                         Calculation of        Calculation of
                                                                                         Offering Price          Net Asset
                                                                                         and Net Asset              Value
                                                                                        Value Per Share;         Per Share;
                                                                                           Management            Management
                                                                                           of the Fund           of the Fund

    8               Redemption or Repurchase.......................................        How to Buy            How to Buy
                                                                                             Shares;               Shares;
                                                                                         Redemption and        Redemption and
                                                                                            Exchange              Exchange

    9               Legal Proceedings..............................................           None                  None




                             CROSS REFERENCE SHEET

                                    PART B


                                                                                                    Location in Statement
Item No.            Description                                                                   of Additional Information
--------            -----------                                                                   -------------------------
    10              Cover Page.....................................................                      Cover Page

    11              Table of Contents..............................................                   Table of Contents

    12              General Information and History................................                  General Information

    13              Investment Objectives and Policies.............................                 Investment Objectives
                                                                                                        and Policies

    14              Management of the Registrant...................................                Officers and Directors

    15              Control Persons and Principal Holders
                    of Securities..................................................                Officers and Directors

    16              Investment Advisory and Other Services.........................            Plans Under Rule 12b-1 for the
                                                                                               Fund Classes (under Purchasing
                                                                                               Shares); Investment Management
                                                                                                Agreements and Sub-Advisory
                                                                                                  Agreement; Officers and
                                                                                               Directors;General Information;
                                                                                                    Financial Statements

    17              Brokerage Allocation...........................................            Trading Practices and Brokerage

    18              Capital Stock and Other Securities.............................                  Capitalization and
                                                                                                    Noncumulative Voting
                                                                                                 (under General Information)

    19              Purchase, Redemption and Pricing of
                    Securities Being Offered.......................................                  Purchasing Shares;
                                                                                                 Determining Offering Price
                                                                                                    and Net Asset Value;
                                                                                                 Redemption and Repurchase;
                                                                                                     Exchange Privilege

    20              Tax Status.....................................................                         Taxes

    21              Underwriters ..................................................                   Purchasing Shares

    22              Calculation of Performance Data................................                Performance Information

    23              Financial Statements...........................................                 Financial Statements


                             CROSS REFERENCE SHEET
                                    PART C

                                                                                               Location
Item No.            Description                                                                in Part C
-------             -----------                                                                ---------
    24              Financial Statements and Exhibits..............................             Item 24

    25              Persons Controlled by or under Common
                    Control with Registrant........................................             Item 25

    26              Number of Holders of Securities................................             Item 26

    27              Indemnification................................................             Item 27

    28              Business and Other Connections of
                    Investment Adviser.............................................             Item 28

    29              Principal Underwriters.........................................             Item 29

    30              Location of Accounts and Records...............................             Item 30

    31              Management Services............................................             Item 31

    32              Undertakings...................................................             Item 32



Delaware Investments includes funds
with a wide range of investment objectives.
Stock funds, income funds, national and
state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call
Delaware Investments at 800-523-1918.


INVESTMENT MANAGER

Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

-----------------------------------------
DELCHESTER FUND
HIGH-YIELD OPPORTUNITIES FUND

-----------------------------------------
A CLASS
-----------------------------------------
B CLASS
-----------------------------------------
C CLASS
-----------------------------------------



PROSPECTUS
-----------------------------------------
SEPTEMBER 29, 1998



DELAWARE
INVESTMENTS
-----------

Delchester Fund
High-Yield Opportunities Fund
A Class/B Class/C Class
PROSPECTUS
September 29, 1998

1818 Market Street, Philadelphia, PA 19103

For Prospectus and Performance:
Nationwide 800-523-1918

Information on Existing Accounts:
(SHAREHOLDERS ONLY)
Nationwide 800-523-1918

Dealer Services:
(BROKER/DEALERS ONLY)
Nationwide 800-362-7500

Representatives of Financial Institutions:
Nationwide 800-659-2265

     The Prospectus describes shares of Delchester Fund series and High-Yield Opportunities Fund series (individually, a "Fund" and collectively, the "Funds") of Delaware Group Income Funds, Inc. ("Income Funds, Inc."), a professionally-managed mutual fund of the series type. Delchester Fund's investment objective is to seek as high a current income as is consistent with providing reasonable safety. High-Yield Opportunities Fund's investment objective is to seek to provide investors with total return and, as a secondary objective, high current income.

     Each Fund invests up to 100% of its assets in lower rated fixed-income securities, commonly known as "junk bonds," which involve greater risks, including default risks, than higher rated fixed-income securities. Purchasers should carefully assess these risks before investing in either Fund. See Investment Objectives and Policies, Risk Factors, and Appendix A--Ratings.

     Each Fund offers three retail classes of shares: "Class A Shares," "Class B Shares" and "Class C Shares" (individually , a "Class" and collectively, the "Classes").

     This Prospectus relates only to the Classes and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Funds' Statement of Additional Information ("Part B" of Income Funds, Inc.'s registration statement), dated September 29, 1998, as it may be amended from time to time, contains additional information about the Funds and has been filed with the Securities and Exchange Commission ("SEC"). Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above number. Each Fund's financial statements appear in its Annual Report for the fiscal year ended July 31, 1998, which will accompany any response to requests for Part B. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains Part B, material we incorporated by reference, and other information regarding registrants that electronically file with the SEC.

     Each Fund also offers an Institutional Class, which is available for purchase only by certain investors. A prospectus for the Institutional Classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.

TABLE OF CONTENTS

COVER PAGE................................................................. 1
SYNOPSIS................................................................... 2
SUMMARY OF EXPENSES........................................................ 4
FINANCIAL HIGHLIGHTS....................................................... 6
INVESTMENT OBJECTIVES AND POLICIES
 Suitability...............................................................10
 Investment Strategy.......................................................10
RISKS FACTORS
 Volatility of the High-Yield Market.......................................12

 Redemptions...............................................................12

 Liquidity and Valuation...................................................12

THE DELAWARE DIFFERENCE
 Plans and Services........................................................13

CLASSES OF SHARES..........................................................15

HOW TO BUY SHARES..........................................................22
REDEMPTION AND EXCHANGE....................................................25
DIVIDENDS AND DISTRIBUTIONS................................................30
TAXES......................................................................31

CALCULATION OF OFFERING PRICE AND
 NET ASSET VALUE PER SHARE.................................................33

MANAGEMENT OF THE FUNDS....................................................34

OTHER INVESTMENT POLICIES AND
 RISK CONSIDERATIONS.......................................................39

APPENDIX A -- RATINGS......................................................44


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUNDS ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUNDS ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

Investment Objectives and Risk Factors
     Delchester Fund--The investment objective of Delchester Fund is to seek as high a current income as is consistent with providing reasonable safety.

     High-Yield Opportunities Fund--The investment objective of High-Yield Opportunities Fund is to seek to provide investors with total return and, as a secondary objective, high current income.

     Each Fund invests primarily in high-yield securities (junk bonds) and greater risks may be involved with an investment in a Fund than an investment in a mutual fund comprised primarily of investment grade bonds.

     Delchester Fund seeks to achieve its objective by investing principally in corporate bonds rated BBB or lower by Standard & Poor's Rating Group ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's") and High-Yield Opportunities Fund seeks to achieve its objective by investing principally in corporate bonds rated BB or lower by S&P or Ba or lower by Moody's, or, in each Fund's case, similarly rated by another nationally-recognized statistical rating organization, or, if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manager (as defined below). Each Fund may also invest in U.S. government securities and commercial paper. High-Yield Opportunities Fund may also invest in foreign government paper.

     For further details, see Investment Objectives and Policies and Other Investment Policies and Risk Considerations.

Investment Manager, Distributor and Transfer Agent
     Delaware Management Company (the "Manager") is the investment manager for each Fund and, in that capacity, provides investment advice to each Fund, subject to the supervision and direction of Income Funds, Inc.'s Board of Directors. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. Delaware Distributors, L.P. (the "Distributor") is the national distributor for each Fund and for all of the other mutual funds in the Delaware Investments family. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for each Fund and for all of the other mutual funds in the Delaware Investments family. See Summary of Expenses and Management of the Funds for further information regarding the Manager and the fees payable under each Fund's Investment Management Agreement.

Sales Charges

     The price of Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price. The front-end sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated; if a dealer's commission is paid in connection with those purchases, a contingent deferred sales charge ("Limited CDSC") of 1% will be imposed if shares are redeemed during the first year after the purchase and 0.50% will be imposed if shares are redeemed during the second year after the purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

     The price of Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class B Shares are subject to annual 12b-1 Plan expenses which are assessed against such shares for approximately eight years after purchase. See Deferred Sales Charge Alternative -- Class B Shares and Automatic Conversion of Class B Shares under Classes of Shares.

     The price of Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses which are assessed against such shares for the life of the investment.

     See Classes of Shares and Distribution (12b-1) and Service under Management of the Funds.

Purchase Amounts
     Generally, the minimum initial investment in any Class is $1,000. Subsequent investments generally must be at least $100.
     Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See How to Buy Shares.

Redemption and Exchange

     Class A Shares of each Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Funds nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative -- Class A Shares under Classes of Shares.

     Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Funds nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

Open-End Investment Company

     Income Funds, Inc. is an open-end, registered management investment company. Each Fund operates as a diversified fund as defined under the Investment Company Act of 1940 (the "1940 Act"). Income Funds, Inc. was organized as a Delaware corporation in 1970 and was subsequently organized as a Maryland corporation on March 4, 1983. See Shares under Management of the Funds.

SUMMARY OF EXPENSES

     A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C Shares follows:



                                                                         Delchester Fund
                                                              -------------------------------------
                                                               Class A      Class B        Class C
Shareholder Transaction Expenses                                Shares       Shares         Shares
--------------------------------                              ---------    ---------      ---------
                                                              -------------------------------------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price) .......................     4.75%        None          None
Maximum Sales Charge imposed on Reinvested Dividends
 (as a percentage of offering price) .......................     None         None          None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption proceeds, as applicable ........................     None(1)      4.00%(2)      1.00%(3)
Redemption Fees ............................................     None(4)      None(4)       None(4)



                                                                           High-Yield
                                                                       Opportunities Fund
                                                              -------------------------------------
                                                               Class A      Class B       Class C
Shareholder Transaction Expenses                                Shares      Shares        Shares
--------------------------------                              ---------    ---------      ---------
                                                              --------------------------------------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price) .......................    4.75%        None          None
Maximum Sales Charge imposed on Reinvested Dividends
 (as a percentage of offering price) .......................    None         None          None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption proceeds, as applicable ........................    None(1)      4.00%(2)      1.00%(3)
Redemption Fees ............................................    None(4)      None(4)       None(4)

                                                                      Delchester Fund
                                                             --------------------------------------
Annual Operating Expenses                                     Class A        Class B      Class C
(as a percentage of average daily net assets)                 Shares         Shares       Shares
--------------------------------------------                 ---------     ---------      ---------
                                                             --------------------------------------
Management Fees (after voluntary
 waivers in the case of High-Yield Opportunities Fund)         0.57%         0.57%        0.57%
12b-1 Expenses ........................................        0.25%(6,7)    1.00%(6)     1.00%(6)
 (including service fees)
Other Operating Expenses ..............................        0.24%         0.24%        0.24%
                                                             -----------   -------      -------
Total Operating Expenses (after voluntary
 waivers in the case of High-Yield Opportunities Fund)         1.06%         1.81%        1.81%
                                                             ===========   =======      =======



                                                                            High-Yield
                                                                        Opportunities Fund
                                                         -------------------------------------------------
Annual Operating Expenses                                    Class A          Class B          Class C
(as a percentage of average daily net assets)                Shares           Shares           Shares
--------------------------------------------                ---------        ---------        ---------
                                                         -------------------------------------------------
Management Fees (after voluntary
 waivers in the case of High-Yield Opportunities Fund)       0.26%(5)         0.26%(5)         0.26%(5)
12b-1 Expenses ........................................      0.30%(6/8)       1.00%(6/8)       1.00%(6/8)
 (including service fees)
Other Operating Expenses ..............................      0.69%(5)         0.69%(5)         0.69%(5)
                                                             --------         --------         --------
Total Operating Expenses (after voluntary
 waivers in the case of High-Yield Opportunities Fund)       1.25%(5)         1.95%(5)         1.95%(5)
                                                             ========         ========         ========

(1) Class A purchases of $1 million or more may be made at net asset value. However, if in connection with any such purchase a dealer commission is paid to the financial adviser through whom such purchase is effected, a Limited CDSC of 1% will be imposed on certain redemptions made during the first year after purchase and 0.50% will be imposed on certain redemptions made during the second year after purchase. Additional Class A purchase options involving the imposition of a CDSC may be permitted as described in this Prospectus from time to time. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

(2) Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. See Deferred Sales Charge Alternative -- Class B Shares under Classes of Shares.

(3) Class C Shares are subject to a CDSC of 1% if the shares are redeemed within 12 months of purchase. See Level Sales Charge Alternative -- Class C Shares under Classes of Shares.

(4) First Union National Bank currently charges $7.50 per redemption for redemptions payable by wire.

(5) Beginning January 1, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the High-Yield Opportunities Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund, excluding each such Class' 12b-1 fees, do not exceed 0.95% on an annualized basis through March 31, 1999. From the commencement of operations through December 31, 1997, commitments of waiver and payment by the Manager that were different from that currently in effect for the Fund were in place. See Management of the Funds. The expense information set forth above has been restated to reflect the current fees. If the voluntary expense waivers by the Manager were not in effect, the Total Operating Expenses, as a percentage of average daily net assets, would be 1.44%, 2.14% and 2.14%, respectively, for Class A Shares, Class B Shares and Class C Shares, reflecting management fees of 0.65%.

(6) Class A Shares, Class B Shares and Class C Shares are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service under Management of the Funds.

(7) The actual 12b-1 Plan expenses to be paid and, consequently, the Total Operating Expenses of Class A Shares, may vary because of the formula adopted by the Board of Directors for use in calculating the 12b-1 Plan expenses for this class beginning June 1, 1992, but the 12b-1 Plan expenses will not be more than 0.30% nor less than 0.10%. See Distribution (12b-1) and Service under Management of the Funds and Part B.

(8) From the commencement of operations through February 16, 1998, the Distributor waived its right to receive 12b-1 fees. Beginning February 17, 1998, High-Yield Opportunities Fund commenced paying 12b-1 fees and the expense information set forth in this section has been restated to reflect these fees.

     Investors utilizing the Asset Planner asset allocation service also typically incur an annual maintenance fee of $35 per Strategy. However, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an Individual Retirement Account ("IRA") will pay an annual IRA fee of $15 per Social Security number. See Asset Planner in Part B.

     For expense information about the Funds' Institutional Class, see the separate prospectus relating to those classes.

     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and
(3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable. For High-Yield Opportunities Fund, the following example assumes the voluntary waiver of the management fee by the Manager as discussed in this Prospectus.




Delchester Fund                         Assuming Redemption                           Assuming No Redemption
                            1 year     3 years     5 years     10 years     1 year     3 years     5 years     10 years
                           --------   ---------   ---------   ----------   --------   ---------   ---------   ---------
Class A Shares .........     $581        $80         $103        $ 171        $58        $80         $103       $ 171
Class B Shares .........     $ 58        $87         $118        $1932        $18        $57         $ 98       $1932
Class C Shares .........     $ 28        $57         $ 98        $ 213        $18        $57         $ 98       $ 213


High-Yield
Opportunities Fund                      Assuming Redemption                           Assuming No Redemption
                            1 year     3 years     5 years     10 years     1 year     3 years     5 years     10 years
                           --------   ---------   ---------   ----------   --------   ---------   ---------   ---------
Class A Shares .........     $60(1)      $85         $113        $ 191        $60        $85         $113       $191
Class B Shares .........     $60         $91         $125        $2092        $20        $61         $105       $209(2)
Class C Shares .........     $30         $61         $105        $ 227        $20        $61         $105       $227


(1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within two years after a purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

(2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. The ten-year expense numbers for Class B Shares reflect the expenses of Class B Shares for years one through eight and the expenses for Class A Shares for years nine and ten. See Automatic Conversion of Class B Shares under Classes of Shares for a description of the automatic conversion feature.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

     The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in each Class will bear directly or indirectly.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delchester Fund and High-Yield Opportunities Fund of Delaware Group Income Funds, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into Part B. Further information about each Fund's performance is contained in the Funds' Annual Report to shareholders. A copy of the Funds' Annual Report (including the report of Ernst & Young LLP) may be obtained from the Funds upon request at no charge.

--------------------------------------------------------------------------------


                                                              Delchester Fund
                                                               Class A Shares
                                      ----------------------------------------------------------------
                                                                 Year Ended
                                          7/31/98          7/31/97         7/31/96         7/31/95
Net asset value, beginning of
 year ..............................     $   6.570        $   6.140       $  6.280        $   6.450

Income from investment operations
Net investment income ..............         0.608            0.598          0.628            0.668
Net realized and unrealized gain
 (loss) on investments .............         0.070            0.430         (0.141)          (0.167)
                                         ---------        ---------       --------        ---------
 Total from investment
  operations .......................         0.678            1.028          0.487            0.501
                                         ---------        ---------       --------        ---------
Less dividends and distributions
Dividends from net investment
 income ............................        (0.598)          (0.598)        (0.627)          (0.671)
                                         ---------        ---------       --------        ---------
 Total dividends and
  distributions ....................        (0.598)          (0.598)        (0.627)          (0.671)
                                         ---------        ---------       --------        ---------
Net asset value, end of year .......     $   6.650        $   6.570       $  6.140        $   6.280
                                         =========        =========       ========        =========
------------------------------------

Total return(2).....................         10.73%           17.53%          8.10%            8.46%
-----------------------------------

Ratios and supplemental data
Net assets, end of year
 (000 omitted)(3) ..................    $1,060,136       $1,030,328       $973,939       $1,020,763
Ratio of expenses to average net
 assets ............................          1.06%            1.04%          1.02%            1.09%
Ratio of net investment income
 to average net assets .............          9.16%            9.48%         10.11%           10.77%
Portfolio turnover .................           117%             154%           108%              92%

                                                                           Delchester Fund
                                                                            Class A Shares
                                      ------------------------------------------------------------------------------------------
                                                                              Year Ended
                                         7/31/94        7/31/93        7/31/92        7/31/911        7/31/901        7/31/891
Net asset value, beginning of
 year ..............................    $  7.070       $  6.900       $  6.260       $  6.300       $    7.480       $  7.750
Income from investment operations
Net investment income ..............       0.744          0.774          0.781          0.805            0.880          0.911
Net realized and unrealized gain
 (loss) on investments .............      (0.618)         0.165          0.640         (0.040)          (1.180)        (0.270)
                                        --------       --------       --------       --------       ----------       --------
 Total from investment
  operations .......................       0.126          0.939          1.421          0.765           (0.300)         0.641
                                        --------       --------       --------       --------       ----------       --------
Less dividends and distributions
Dividends from net investment
 income ............................      (0.746)        (0.769)        (0.781)        (0.805)          (0.880)        (0.911)
                                        --------       --------       --------       --------       ----------       --------
 Total dividends and
  distributions ....................      (0.746)        (0.769)        (0.781)        (0.805)          (0.880)        (0.911)
                                        --------       --------       --------       --------       ----------       --------
Net asset value, end of year .......    $  6.450       $  7.070       $  6.900       $  6.260       $    6.300       $  7.480
                                        ========       ========       ========       ========       ==========       ========
--------------------------------------------------------------------------------

Total return2 ......................        1.60%         14.46%         23.94%         14.51%           (3.80%)         8.78%
--------------------------------------------------------------------------------

Ratios and supplemental data
Net assets, end of year
 (000 omitted)(3) ..................    $983,569       $955,113       $760,290       $505,530       $  531,802       $708,215
Ratio of expenses to average net
 assets ............................        1.05%          1.04%          1.08%          1.20%            1.15%          1.15%
Ratio of net investment income
 to average net assets .............       10.48%         11.17%         11.58%         14.15%           13.17%         12.00%
Portfolio turnover .................          92%            72%           101%            38%              72%            66%

-----------
(1) Delchester I class was converted into Delchester Fund class (known as Delchester Fund A Class beginning May 2, 1994) on June 1, 1992, pursuant to a Plan of Recapitalization approved by shareholders of Delchester I class. For the periods 1989-1991, the historical information for Delchester Fund A Class has been shown. Delchester Fund A Class was initially offered on November 2, 1987. To simplify the presentation of fiscal year 1988 data, for the period November 2, 1987 through July 31, 1988, Delchester I class data have been substituted for that of Delchester Fund A Class. With the exception of the applicable 12b-1 payments, Delchester I class and Delchester Fund A Class were identical for purposes of data presentations.
(2) Does not reflect any maximum front-end sales charge nor the Limited CDSC that varies from 0.50%-1% depending on the holding period for Class A Shares, applicable to certain redemptions made within two years after purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value.
(3) All net assets of Delchester I class and Delchester Fund A Class have been aggregated for the periods prior to June 1, 1992.


                                                                     Delchester Fund
                                                                     Class B Shares
                                              -------------------------------------------------------------

                                                                                                                  Period
                                                                                                                  5/2/941
                                                                       Year Ended                                 through
                                                  7/31/98         7/31/97         7/31/96        7/31/95          7/31/94
Net asset value, beginning of year .........     $  6.570        $   6.140       $  6.280       $  6.450         $ 6.730
Income from investment operations
Net investment income ......................        0.556            0.550          0.581          0.624           0.120
Net realized and unrealized gain (loss)
 on investments ............................        0.072            0.430         (0.141)        (0.170)         (0.280)
                                                 --------        ---------       --------       --------         --------
 Total from investment operations ..........        0.628            0.980          0.440          0.454          (0.160)
                                                 --------        ---------       --------       --------         --------
Less dividends and distributions
Dividends from net investment
 income ....................................       (0.548)          (0.550)        (0.580)        (0.624)         (0.120)
                                                 --------        ---------       --------       --------         --------
 Total dividends and distributions..........       (0.548)          (0.550)        (0.580)        (0.624)         (0.120)
                                                 --------        ---------       --------       --------         --------
Net asset value, end of period .............     $  6.650        $   6.570       $  6.140       $  6.280         $ 6.450
                                                 ========        =========       ========       ========         ========
--------------------------------------------

Total return ...............................         9.91%(3)        16.66%(3)       7.30%(3)       7.64%(3)           (1)
--------------------------------------------

Ratios and supplemental data
Net assets, end of period
 (000 omitted) .............................     $376,463        $ 273,499       $176,266       $111,860        $21,776
Ratio of expenses to average net assets              1.81%            1.79%          1.77%          1.82%         1.83%(1)
Ratio of net investment income to
 average net assets ........................         8.41%            8.73%          9.36%         10.14%         9.70%(1)
Portfolio turnover .........................          117%             154%           108%            92%           92%

                                                            Delchester Fund
                                                             Class C Shares
                                                ------------------------------------------
                                                                                 Period
                                                                                11/29/95(2)
                                                       Year Ended                through
                                                 7/31/98        7/31/97          7/31/96
Net asset value, beginning of year .........    $   6.570      $   6.140       $ 6.210
Income from investment operations
Net investment income ......................        0.555          0.550         0.385
Net realized and unrealized gain (loss)
 on investments ............................        0.073          0.430        (0.069)
                                                ---------      ---------       --------
 Total from investment operations ..........        0.628          0.980         0.316
                                                ---------      ---------       --------
Less dividends and distributions
Dividends from net investment
 income ....................................       (0.548)        (0.550)       (0.386)
                                                ---------      ---------       --------
 Total dividends and distributions..........       (0.548)        (0.550)       (0.386)
                                                ---------      ---------       ---------
Net asset value, end of period .............    $   6.650      $   6.570       $ 6.140
                                                =========      =========       =========
--------------------------------------------

Total return ...............................         9.91%(3)      16.66%(3)      5.20%(2)(3)
--------------------------------------------

Ratios and supplemental
 data
Net assets, end of period
 (000 omitted) .............................    $  50,945      $  19,094       $ 4,953
Ratio of expenses to average net assets              1.81%          1.79%         1.77%(2)
Ratio of net investment income to
 average net assets ........................         8.41%          8.73%        9.36%(2)
Portfolio turnover .........................          117%           154%          108%

-----------
(1) Date of initial public offering. Ratios have been annualized. Total return has been omitted as management believes that such information for this relatively short period is not meaningful.
(2) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer-term results.
(3) Does not include any applicable CDSC. See Contingent Deferred Sales Charge -- Class B Shares and Class C Shares.


                                                                                          High-Yield Opportunities Fund
                                                                                                 Class A Shares
                                                                                        ---------------------------------
                                                                                                         For the period
                                                                                                          12/30/96(1)
                                                                                         Year Ended         through
                                                                                           7/31/98          7/31/97
Net asset value, beginning of period .................................................    $  5.920         $  5.500

Income from investment operations
Net investment income(2) .............................................................       0.523            0.290
Net realized and unrealized gain (loss) on investments ...............................       0.336            0.299
                                                                                          --------         --------
 Total from investment operations ....................................................       0.859            0.589
                                                                                          --------         --------
Less dividends and distributions
Dividends from net investment income .................................................      (0.605)          (0.169)
Distribution from net realized gain on investment transactions .......................      (0.254)          none
                                                                                          --------         --------
 Total dividends and distributions ...................................................      (0.859)          (0.169)
                                                                                          --------         --------
Net asset value, end of period .......................................................    $  5.200         $  5.920
                                                                                          ========         ========
---------------------------------------

Total return(3)(4)....................................................................       15.66%           10.81%

---------------------------------------

Ratios and supplemental data
Net assets, end of period (000 omitted) ..............................................    $  9,670         $  5,990
Ratio of expenses to average net assets ..............................................        1.14%            0.75%
Ratio of expenses to average net assets prior to expense limitation ..................        1.44%            1.57%
Ratio of net investment income to average net assets .................................        8.88%            8.53%
Ratio of net investment income to average net assets prior to expense limitation .....        8.58%            7.70%
Portfolio turnover ...................................................................         317%             270%

---------------
(1) Date of initial public offering of Class A Shares was December 30, 1996; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Net investment income per share information was based on the average share outstanding method.
(3) Does not reflect any maximum sales charge nor the Limited CDSC that varies from 0.50%-1% depending on the holding period for Class A Shares applicable to certain redemptions made within two years after purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value.
(4) Total return reflects the expense limitations and waivers of 12b-1 Plan expenses referenced under Management of the Funds.


                                                                                             High-Yield            High-Yield
                                                                                            Opportunities        Opportunities
                                                                                                Fund                  Fund
                                                                                               B Class              C Class
                                                                                           For the period        For the period
                                                                                              2/17/98(1)           2/17/98(1)
                                                                                               through              through
                                                                                               7/31/98              7/31/98
                                                                                        --------------------  -------------------
Net asset value, beginning of period .................................................       $   5.870             $   5.870

Income from investment operations
Net investment income(2)..............................................................           0.161                 0.161
Net realized and unrealized gain (loss) on investments ...............................           0.044                 0.044
                                                                                             ---------             ---------
 Total from investment operations ....................................................           0.205                 0.205
                                                                                             ---------             ---------
Less dividends and distributions

Dividends from net investment income .................................................          (0.155)               (0.155)
Distribution from net realized gain on investment transactions .......................            none                  none
                                                                                             ---------             ---------
 Total dividends and distributions ...................................................          (0.155)               (0.155)
                                                                                             ---------             ---------
Net asset value, end of period .......................................................       $   5.920             $   5.920
                                                                                             =========             =========
-----------------------------

Total return(3)(4)....................................................................            3.54%                 3.54%

-----------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------
Net assets, end of period (000 omitted) ..............................................       $   1,603             $     547
Ratio of expenses to average net assets ..............................................            1.84%                 1.84%
Ratio of expenses to average net assets prior to expense limitation ..................            2.14%                 2.14%
Ratio of net investment income to average net assets .................................            8.18%                 8.18%
Ratio of net investment income to average net assets prior to expense limitation .....            7.88%                 7.88%
Portfolio turnover ...................................................................             317%                  317%

-----------------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Net investment income per share information was based on the average share outstanding method.
(3) Does not include any applicable CDSC. See Contingent Deferred Sales Charge -- Class B Shares and Class C Shares.
(4) Total return reflects the expense limitations referenced under Management of the Funds.

INVESTMENT OBJECTIVES AND POLICIES

SUITABILITY
     Delchester Fund -- The Fund may be suitable for investors interested in high current income flow. The Fund's objective of high current income also may be suited for longer term investments, such as tax-deferred retirement plans (e.g., IRA, 401(k), Profit Sharing, etc.), where the income stream can be left to compound on a tax-deferred basis.

  High-Yield Opportunities Fund -- The Fund may be suitable for the investor interested in total return. High current income is a secondary objective. The Manager's primary focus in selecting securities for the Fund will be total return. Lower-yielding securities may be selected over higher-yield securities based on the Manager's view of the potential for returns offered by the securities being considered for the Fund.

     The net asset value of each Class may fluctuate in response to the condition of individual companies and general market and economic conditions and, as a result, neither Fund is appropriate for a short-term investor. Neither Fund can assure a specific rate of return or yield, or that principal will be protected. However, through the cautious selection and supervision of its portfolio, the Manager will strive to achieve each Fund's objective.

     The types of securities in which each Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. Investors should consider asset value fluctuation, as well as yield, in making an investment decision. While investments in unrated, lower-rated and restricted securities have the potential for higher yields, they are more speculative and increase the credit risk of each Fund's portfolio. Changes in the market value of portfolio securities will not affect interest income from such securities, but will be reflected in a Fund's net asset value. Investors should be willing to accept the risks, including the risk of net asset value fluctuations, associated with investing in these securities.

     Ownership of Fund shares can reduce the bookkeeping and administrative inconveniences that is typically connected with direct purchases of the types of securities in which the Funds invest.

     Investors should not consider a purchase of Fund shares as equivalent to a complete investment program. The Delaware Investments includes a family of funds, generally available through registered investment dealers, which may be used in concert to create a more complete investment program.

INVESTMENT STRATEGY

Delchester Fund
     The investment objective of Delchester Fund is to seek as high a current income as is consistent with providing reasonable safety. The strategy is to invest primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund will invest at least 80% of its assets at the time of purchase in:

     (1) Corporate Bonds. The Fund will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds; or

     (2) Government Securities. Securities of, or guaranteed by, the U.S. government, its agencies or instrumentalities; or

     (3) Commercial Paper. Commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's").

     The Fund has consistently invested more than 80% of its assets in these securities. The Fund must invest the remaining assets, if any, in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Currently, the Fund's assets are invested primarily in unrated corporate bonds and bonds rated BB or lower by S&P or Ba or lower by Moody's.

High-Yield Opportunities Fund
     The investment objective of High-Yield Opportunities Fund is to seek total return and, as a secondary objective, high current income. The Fund seeks to achieve its objective by investing primarily in corporate bonds rated BB or lower by S&P or Ba or lower by Moody's, or similarly rated by another nationally-recognized statistical rating organization or, if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manager. See Appendix A -- Ratings for more rating information and Other Investment Policies and Risk Considerations for a description of the risks associated with investing in lower-rated fixed-income securities.

     The Fund will invest at least 65% of its assets at the time of purchase in corporate bonds that may be rated BB or lower by S&P or Ba or lower by Moody's, or similarly rated by another nationally-recognized statistical rating organization, or if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manager. The Fund generally will not purchase corporate bonds which, at the time of purchase, are rated lower than CCC by S&P or Caa by Moody's. If a corporate bond held by the Fund drops below these levels, including a security that goes into default, the Fund will commence with an orderly sale of the security in a manner devised to minimize any adverse affect on the Fund. If a sale of the security is not practicable for any reason, the Fund will pursue other available measures reasonably anticipated by the Manager to facilitate repayment of the bond.

     The Fund may also invest in securities of, or guaranteed by, the U.S. and foreign governments, their agencies or instrumentalities and commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or, if unrated, judged to be of comparable quality by the Manager.
                                     * * *
     Each Fund may acquire zero coupon bonds and, to a lesser extent, pay-in-kind (PIK) bonds. See Zero Coupon Bonds and Pay-In-Kind Bonds under Other Investment Policies and Risk Considerations. High-Yield Opportunities Fund may also invest in other types of income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. See Convertible, Debt and Non-Traditional Equity Securities under Other Investment Policies and Risk Considerations.

     Each Fund may purchase privately-placed debt and other securities the resale of which is restricted under applicable securities laws. Such securities may be less liquid than securities that are not subject to resale restrictions. A Fund will not purchase illiquid assets, if more than 10% of Delchester Fund's and 15% High-Yield Opportunities Fund's net assets would consist of such illiquid securities. See Restricted/Illiquid Securities in Part B.

     High-Yield Opportunities Fund may invest up to 15% of its total assets in securities of issuers domiciled in foreign countries. See Foreign Investment Information under Other Investment Policies and Risk Considerations.

     Each Fund may hold cash or invest in short-term debt securities and other money market instruments when, in the Manager's opinion, such holdings are prudent given then prevailing market conditions or pending investment in other types of securities. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if unrated, judged to be of comparable quality as determined by the Manager. See Short-Term Investments under Other Investment Policies and Risk Considerations.

     The Manager does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, the Manager may take advantage of short-term opportunities that are consistent with its investment objective.

     The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower-rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower-rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market, are subject to greater volatility and risk of loss of income and principal than are higher-rated securities. The Manager will attempt to reduce such risk through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

     Although each Fund will constantly strive to attain its objective, there can be no assurance that it will be attained. The objective of Delchester Fund may not be changed without shareholder approval.

     The investment policies of the Funds that are not identified above or in Part B as fundamental are not fundamental and may be changed by the Board of Directors of Income Funds, Inc. without a shareholder vote.

     For a description of the other investment policies of each Fund, see Other Investment Policies and Risk Considerations in this Prospectus. Part B provides more information concerning each Fund's investment policies and sets forth other investment restrictions.

RISK FACTORS

Generally
     Each Fund invests principally in fixed-income securities. The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower-rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower-rated or unrated securities generally have a greater potential for price appreciation and can offer higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risk of default and a more limited and less liquid secondary market, are subject to greater volatility and risk of loss of income and principal than are higher-rated securities. The Manager will attempt to reduce such risk through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

     Delchester Fund's assets may be invested primarily in bonds rated BBB or lower by S&P or Baa or lower by Moody's and in unrated corporate bonds. High-Yield Opportunities Fund's assets may be invested primarily in bonds rated BB or lower by S&P or Ba or lower by Moody's, and in bonds of comparable quality. See Appendix A--Ratings in this Prospectus for more rating information. Investing in these so-called "junk" bonds or "high-yield" bonds entails certain risks, including the risk of loss of principal and default on interest payments which may be greater than the risks involved in investment grade securities, and which should be considered by investors contemplating an investment in either Fund. High-yield bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds. In addition to the considerations discussed elsewhere in this Prospectus, the risks of lower-rated bonds include the following:

VOLATILITY OF THE HIGH-YIELD MARKET
     Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Funds' net asset value. At times in the past, uncertainty and volatility in the high-yield market resulted in volatility in the Funds' net asset value.

REDEMPTIONS
     If, as a result of volatility in the high-yield market or other factors, a Fund experiences substantial net redemptions of the Fund's shares for a sustained period of time (i.e., more shares of the Fund are redeemed than are purchased), the Fund may be required to sell securities without regard to the investment merits of the securities to be sold. If a Fund sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Fund will decrease and the Fund's expense ratio may increase.

LIQUIDITY AND VALUATION

     The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions that dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on a Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. A Fund's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

THE DELAWARE DIFFERENCE

PLANS AND SERVICES

     The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the funds in the Delaware
Investments family.

SHAREHOLDER PHONE DIRECTORY

Shareholder Service Center and Investor Information Center
     800-523-1918
     Information on Existing Regular Investment Accounts and Retirement Plan Accounts; Wire Investments; Wire Liquidations; Telephone Liquidations and Telephone Exchanges; Fund Information; Literature; Price; Yield and Performance Figures

Delaphone
     800-362-FUND
    (800-362-3863)

Performance Information

     During business hours, you can call the Investor Information Center for current yield information. Current yield and total return information may also be included in advertisements and information given to shareholders. Yields are computed on an annual basis over a 30-day period.

Shareholder Services

     During business hours, you can call Delaware Investments' Shareholder Service Center. Our representatives can answer any questions about your account, the Funds, various service features and other funds in the Delaware Investments family.

Delaphone Service

     Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Funds, as well as other funds in the Delaware Investments family. Delaphone is available seven days a week, 24 hours a day.

Statements and Confirmations
     You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

Duplicate Confirmations
     If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.

Tax Information
     Each year, Income Funds, Inc. will mail to you information on the tax status of your dividends and distributions.

Dividend Payments

     Dividends, capital gains and other distributions, if any, are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another Delaware Investments fund with a different investment objective, subject to certain exceptions and limitations.

     For more information, see Additional Methods of Adding to Your Investment -- Dividend Reinvestment Plan under How to Buy Shares or call the Shareholder Service Center.

Retirement Planning
     An investment in either Fund may be a suitable investment option for tax-deferred retirement plans. Delaware Investments offers a full spectrum of qualified and non-qualified retirement plans, including the popular 401(k) deferred compensation plan, IRA, and the new Roth IRA. Just call Delaware Investments at 1-800-523-1918 for more information.

MoneyLine(SM) Services
     Delaware Investments offers the following services for fast and convenient transfer of funds between your personal bank account and your Fund account:

1. MoneyLine(SM) Direct Deposit Service
     If you elect to have your dividends and distributions paid in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLineSM Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Dividends and Distributions. In addition, you may elect to have your Systematic Withdrawal Plan payments transferred from your Fund account to your predesignated bank account through this service. See Systematic Withdrawal Plans under Redemption and Exchange. This service is not available for certain retirement plans.

2. MoneyLine(SM) On Demand

     You or your investment dealer may request purchases and redemptions of Fund shares by using MoneyLineSM On Demand. When you authorize your Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) or deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and a $50,000 maximum limit for MoneyLineSM On Demand transactions. This service is not available for retirement plans, except for purchases of shares by IRAs.

     For each MoneyLineSM Service, it may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If the name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any MoneyLineSM Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

Right of Accumulation

     With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of a Fund with the dollar amount of new purchases of Class A Shares of a Fund to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the Combined Purchases Privilege, you may also include certain shares that you own in other Delaware Investments funds. See Classes of Shares.

Letter of Intention

     The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of shares of funds in the Delaware Investments family over a 13-month period. See Classes of Shares and Part B.


12-Month Reinvestment Privilege

     The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See Part B.

Exchange Privilege

     The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of other mutual funds in Delaware Investments family, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.

Wealth Builder Option

     You may elect to invest in a Fund through regular liquidations of shares in your accounts in other funds in the Delaware Investments family. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Fund shares. See Additional Methods of Adding to Your Investment -- Wealth Builder Option and Investing by Exchange under How to Buy Shares, and Redemption and Exchange.

Financial Information about the Funds

     Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about each Fund's investments and performance. Income Funds, Inc.'s fiscal year ends on July 31.

CLASSES OF SHARES

Alternative Purchase Arrangements
     Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").

     Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative -- Class A Shares, below. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange and Distribution (12b-1) and Service under Management of the Funds.

     Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within six years of purchase. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, Class B Shares automatically will be converted into Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 12b-1 Plan fee of up to 0.30% for the Class A Shares will apply. See Automatic Conversion of Class B Shares, below.

     Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.

     The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in a Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in a Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

     For the distribution and related services provided to, and the expenses borne on behalf of, a Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Distribution (12b-1) and Service under Management of the Funds.

     Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.

     The NASD has adopted certain rules relating to investment company sales charges. Income Funds, Inc. and the Distributor intend to operate in compliance with these rules.

Front-End Sales Charge Alternative -- Class A Shares
     Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value Per Share.

     Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.

-------------------------------------------------------------------------------------------------
                                                                                      Dealer's
                                           Front-End Sales Charge as % of          Commission(3)
                                       Offering                                       as % of
Amount of Purchase                      Price            Amount Invested(2)       Offering Price
-------------------------------------------------------------------------------------------------
                                                                       High-Yield
                                                      Delchester     Opportunities
                                                          Fund            Fund
                                                      -----------------------------
Less than $100,000                      4.75%            5.07%            5.07%            4.00%
$100,000 but under $250,000             3.75             3.89             3.89             3.00
$250,000 but under $500,000             2.50             2.53             2.53             2.00
$500,000 but under $1,000,0001          2.00             2.03             2.03             1.60
--------------------------------------------------------------------------------------------------

(1) There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more but, under certain limited circumstances, a Limited CDSC of 1% may apply upon redemption of such shares made during the first year after purchase and 0.50% may apply upon redemption of such shares made during the second year after purchase.
(2) Based on the net asset value per share of the respective Class A Shares as of the end of Income Funds Inc.'s most recent fiscal year.
(3) Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
--------------------------------------------------------------------------------
    A Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by such Fund. Such reduced front-end sales charges are not retroactive.

    From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments' products and services and who increase sales of shares of the funds in the Delaware Investments family may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90%
    or more of the sales charge may be deemed to be underwriters under the
    1933 Act.
--------------------------------------------------------------------------------

     Beginning July 1, 1998, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:



                                        Dealer's Commission
                                        (as a percentage of
         Amount of Purchase              amount purchased)
------------------------------------   --------------------
Up to $5 million                            1.00%
Next $20 million up to $25 million          0.50
Amount over $25 million                     0.25

     Such Class A Shares are subject to a Limited CDSC of 1% if shares are redeemed during the first year after the purchase and 0.50% if shares are redeemed during the second year after the purchase.

     For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other funds from Delaware Investments family as to which a Limited CDSC applies may be aggregated with those of Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

     An exchange from other funds in the Delaware Investments family will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

     Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege

     By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of a Fund and shares of other funds in Delaware Investments family, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Investments fund holdings. In addition, assets held by investment advisory clients of the Manager or its affiliates in any stable value account may be combined with other Delaware Investments fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a fund in the Delaware Investments family that does carry a front-end sales charge or CDSC.

     This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.

     This privilege also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

  Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative -- Class A Shares, above.

Allied Plans
     Class A Shares are available for purchase by participants in certain defined contribution plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares.

     Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

    A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated.

     The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge -- Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Buying Class A Shares at Net Asset Value

     Class A Shares of a Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege. See The Delaware Difference and Redemption and Exchange for additional information.

  Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

     Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

     Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc.'s (formerly named Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable product available through Delaware Investments, or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to Retirement Financial Services, Inc. in writing that it has the requisite number of employees and has received written confirmation back from Retirement Financial Services, Inc. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

     Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Investments account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

     Investors in Delaware Investments Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in Delaware Investments family at net asset value.

     A Fund must be notified in advance that an investment qualifies for purchase at net asset value.

Group Investment Plans

     Group Investment Plans (e.g., SEP/IRA, SAR/SEP, SIMPLE IRA, SIMPLE 401(k), Profit Sharing, Money Purchase Pension, 401(k) Defined Contribution Plans and 403(b)(7) and 457 Deferred Compensation Plans) may benefit from the reduced front-end sales charges available on the Class A Shares, based on total plan assets. If a company has more than one plan investing in the funds in the Delaware Investments family, then the total amount invested in all plans will be aggregated to determine the applicable front-end sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Fund in which it is investing that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement investment accounts in Delaware Investments if, at the time of each such purchase, they notify the Fund in which they are investing that they are eligible to combine purchase amounts held in their plan account.

     The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

     For additional information on retirement plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.

     For other retirement plans and special services, call the Shareholder Service Center.

Deferred Sales Charge Alternative -- Class B Shares

     Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% for approximately eight years after purchase and, if redeemed within six years of purchase, a CDSC.

     Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

     Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Prospectus, even after the exchange. Such

CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
     Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

     Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

     All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative -- Class C Shares

     Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

  Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

     Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Prospectus. See Redemption and Exchange.


Contingent Deferred Sales Charge -- Class B Shares and Class C Shares

     Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another fund in the Delaware Investments family. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

     The following table sets forth the rates of the CDSC for Class B Shares of the Funds:


                               Contingent Deferred
                               Sales Charge (as a
                                  Percentage of
                                  Dollar Amount
Year After Purchase Made       Subject to Charge)
---------------------------   --------------------
   0-2                                4%
   3-4                                3%
   5                                  2%
   6                                  1%
   7 and thereafter                   None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.
     In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.
     All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

     The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge -- Class B and Class C Shares under Redemption and Exchange.

Other Payments to Dealers -- Class A, Class B and Class C Shares

     From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the funds in the Delaware Investments family. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

     Subject to pending amendments to the NASD's Conduct Rules, in connection with the promotion of shares of the funds in the Delaware Investments family, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the SEC. It is likely that the NASD's Conduct Rules will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Conduct Rules as they may be amended.

Institutional Classes
     In addition to offering Class A, Class B and Class C Shares, each Fund also offers an Institutional Class, which is described in a separate prospectus and is available for purchase only by certain investors. Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC and are not subject to 12b-1 Plan distribution expenses. To obtain the prospectus that describes the Institutional Class, contact the Distributor by writing to the address or by calling the telephone number listed on the back cover of this Prospectus.

HOW TO BUY SHARES

Purchase Amounts
     Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Minimum purchase requirements do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which Class is selected.

     There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC. For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan.

     The Fund makes it easy to invest by arrangement with your investment dealer, by mail, by wire and by exchange.

Investing through Your Investment Dealer

     You can make a purchase of shares of a Fund through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, Delaware Investments can refer you to one.

Investing by Mail

1. Initial Purchases--An Investment Application or, in the case of a retirement plan account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to the specific Fund and Class selected to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from Income Funds, Inc. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

Investing by Wire

     You may purchase shares by requesting your bank to transmit funds by wire to First Union National Bank.

1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to the specific Fund and Class selected, to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to First Union National Bank, as described above. You should advise the Shareholder Service Center by telephone of each wire you send.

     If you want to wire investments to your account, call the Shareholder Service Center for special wiring instructions.

Investing by Exchange

     If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

     Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds available in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of a Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other funds in the Delaware Investments family. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other funds in the Delaware Investments family. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

     Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

     See Allied Plans under Classes of Shares for information on exchanges by participants in an Allied Plan.

Additional Methods of Adding to Your Investment
     Call the Shareholder Service Center for more information if you wish to use the following services:

1. Automatic Investing Plan

     The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize Income Funds, Inc. to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans or, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

2. Direct Deposit
     You may have your employer or bank make regular investments directly to your Fund account for you (for example: payroll deduction, pay by phone, annuity payments). The Funds also accept preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.
                                     * * *
     Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, Income Funds, Inc. has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse your Fund.

3. MoneyLineSM On Demand
     Through the MoneyLineSM On Demand service, you or your investment dealer may call the Fund in which you are investing to request a transfer of funds from your predesignated bank account to your Fund account. See MoneyLineSM Services under The Delaware Difference for additional information about this service.

4. Wealth Builder Option
     You can use our Wealth Builder Option to invest in a Fund through regular liquidations of shares in your accounts in other funds available from Delaware Investments family. You may also elect to invest in other mutual funds in the Delaware Investments family through the Wealth Builder Option through regular liquidations of shares in your Fund account.

  Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds in Delaware Investments family and invested automatically into any other account in a fund in the Delaware Investments family that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation at any time by written notice to the fund from which the exchanges are made. See Redemption and Exchange.

     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) and 457 Deferred Compensation Plans.

5. Dividend Reinvestment Plan
     You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your Fund account. Or, you may invest your distributions in certain other funds in the Delaware

Investments family, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

     Reinvestments of distributions into Class A Shares of a Fund or of other funds in the Delaware Investments family are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of a Fund or of other funds in the Delaware Investments family or into Class C Shares of a Fund or of other funds in the Delaware Investments family are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.

  Holders of Class A Shares of a Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Investments family, including the Funds. Holders of Class B Shares of a Fund may reinvest their distributions only into Class B Shares of the funds in the Delaware Investments family which offer that class of shares. Similarly, holders of Class C Shares of a Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Investments family which offer that class of shares. For more information about reinvestments, call the Shareholder Service Center.

     Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund into which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plan, 403(b)(7) or 457 Deferred Compensation Plans.

Purchase Price and Effective Date
     The offering price and net asset value of Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

     The effective date of a purchase made through an investment is the date the order is received by a Fund, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase

     Each Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of a redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

REDEMPTION AND EXCHANGE

     You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other bond funds, equity funds, tax-advantaged funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments family will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.

  All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

     Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

     Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

     There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.

     Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments family (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

  Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by a Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

     All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by a Fund or its agent.

Written Redemption

     You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, each Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). A signature guarantee cannot be provided by a notary public. A signature guarantee is designed to protect the shareholders, the Funds and their agents from fraud. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange

     You may also write to a Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Investments family, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange

     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificate(s).

     The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

     Neither a Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
     The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank

     Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. First Union National Bank's fee (currently $7.50) will be deducted from your redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

MoneyLine(SM) On Demand
     Through the MoneyLineSM On Demand service, you or your investment dealer may call a Fund to request a transfer of funds from your Fund account to your predesignated bank account. See MoneyLineSM Services under The Delaware Difference for additional information about this service.

Telephone Exchange

     The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in the Delaware Investments family under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.


Systematic Withdrawal Plans

1. Regular Plans
     This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Funds do not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLineSM Direct Deposit Service. Through this service, it may take up to four business days for the transaction to be completed. There are no separate fees for this redemption method. See MoneyLineSM Services under The Delaware Difference for more information about this service.

2. Retirement Plans
     For shareholders eligible under the applicable retirement plan to receive benefits in periodic payments, the Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLineSM Direct Deposit Service described above is not available for certain retirement plans.

                                     * * *

     Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

     Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission was paid on that purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below.

     The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge -- Class B and Class C Shares, below.

     For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.


Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value

     For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge -- Class A Shares

     The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section

401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).

Waiver of Contingent Deferred Sales Charge -- Class B and Class C Shares

     The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size;
(ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA or 403(b)(7) or 457 Deferred Compensation Plans; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, 403(b)(7) or 457 Deferred Compensation Plan due to death, disability and attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

  The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Code; (iv) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

     In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares a dividend to all shareholders of record at the time the offering price of shares is determined. See Purchase Price and Effective Date under How to Buy Shares. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.

     Each Fund's dividends are expected to be declared daily and paid monthly. Distributions from net realized securities profits, if any, will be distributed twice a year. The first payment normally would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code.

     Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if a Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

     Each class of a Fund will share proportionately in the investment income and expenses of that Fund, except that the per share dividends from net investment income on Class A Shares, Class B Shares and Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Funds.

     Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in your account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLineSM Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. See MoneyLineSM Services under The Delaware Difference for more information about this service.

TAXES

     The tax discussion set forth below is included for general information only. Investors should contact their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

     Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies certain other requirements relating to the sources of its income and diversification of its assets.

     On August 5, 1997, the Taxpayer Relief Act of 1997 (the "1997 Act") was signed into law. This new law made sweeping changes in the Code. Because many of these changes are complex, and only indirectly affect a Fund and its distributions to you, they are discussed in Part B. Changes in the treatment of capital gains, however, are discussed in this section.

     Each Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, even though received in additional shares. No portion of Delchester Fund's distributions will be eligible for the dividends-received deduction for corporations. Only a nominal portion of High-Yield Opportunities Fund's dividends will be eligible for the dividends received deduction for corporations.

     Distributions paid by a Fund from long-term capital gains, received in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in a Fund. The Funds do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

Treatment of Capital Gain Distributions under the Taxpayer Relief Act of 1997
     The 1997 Act creates a category of long-term capital gain for individuals who will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum rate of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum rate of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when a Fund's securities were sold and how long they were held by the Fund before they were sold. The holding periods for which the new rates apply were revised by the Internal Revenue Service Restructuring and Reform Act of 1998. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in Part B, or should contact their own tax advisers.

     Income Funds, Inc. will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates.

     Dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

     The sale of shares of a Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between a Fund and any other fund in the Delaware Investments family. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gains dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon the sale of such shares) if the sale proceeds are reinvested in such Fund or in another fund in the Delaware Investments family and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

    The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.

     High-Yield Opportunities Fund may be subject to foreign withholding taxes on income from certain of its foreign securities.

     In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. For example, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Because investors' state and local taxes may be different than the federal taxes described above, investors should consult their own tax advisers.

     Each year, Income Funds, Inc. will mail to you information on the tax status of a Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by a Fund.

     Each Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

     See in Part B for additional information on tax matters relating to each Fund and its shareholders.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

     The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Debt securities are priced on the basis of valuations provided by an independent pricing service using methods approved by Income Fund, Inc.'s Board of Directors. Equity securities for which marked quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Income Funds, Inc.'s Board of Directors.

     Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.

     The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

     The net asset values of all outstanding shares of each class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in a Fund represented by the value of shares of that class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in that Fund represented by the value of shares of such classes, except that Delchester Fund Institutional Class and High-Yield Opportunities Fund Institutional Class will not incur any of the expenses under Income Funds, Inc.'s 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective 12b-1 Plans.

MANAGEMENT OF THE FUNDS


Directors
     The business and affairs of Income Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Income Funds, Inc.'s directors and officers.

Investment Manager

     The Manager furnishes investment management services to each Fund.

     The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On July 31, 1998, the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $43 billion in assets in various institutional or separately managed (approximately $25,873,990,000) and investment company (approximately $17,929,500,000) accounts.

     The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998. The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

     The Manager manages each Fund's portfolio and makes investment decisions which are implemented by Income Funds, Inc.'s Trading Department. The Manager also administers Income Funds, Inc.'s affairs and pays the salaries of all the directors, officers and employees of Income Funds, Inc. who are affiliated with the Manager. For these services, Delchester Fund pays the Manager an annual fee of 0.60% on the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million and 0.55% on the average daily net assets in excess of $750 million, less the Fund's proportionate share of all directors' fees paid to the unaffiliated directors by Income Funds, Inc. Investment management fees paid by Delchester Fund for the fiscal year ended July 31, 1998 were 0.57% of average daily net assets. For the services noted above, High-Yield Opportunities Fund pays the Manager an annual fee equal to 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion. Investment management fees incurred by High-Yield Opportunities Fund for the fiscal year ended July 31, 1998 were 0.65% of average daily net assets and 0.26% was paid as a result of the voluntary waiver of fees by the Manager as described below. The directors of Income Funds, Inc. annually review fees paid to the Manager.

     The Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by the High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class did not exceed, on an annual basis, 0.75% (exclusive of 12b-1 Plan Expenses, taxes, interest, brokerage commissions and extraordinary expenses), from the commencement of the public offering of the Class through December 31, 1997. Beginning January 1, 1998, the Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by the High-Yield Opportunities Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of each Class do not exceed, on an annual basis, 0.95% (exclusive of 12b-1 Plan expenses, taxes, interest, brokerage commissions and extraordinary expenses). This waiver of fees and payment of expenses will extend through March 31, 1999.

     Paul A. Matlack and Gerald T. Nichols have primary responsibility for making day-to-day investment decisions for each Fund. Mr. Matlack and Mr. Nichols have been members of Delchester Fund's management team since 1990, and were named co-managers of the Fund in January 1993. Mr. Matlack and Mr. Nichols have been members of High-Yield Opportunities Fund since the Fund's inception. Mr. Matlack is a CFA charterholder and graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. Mr. Nichols is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder.

     In making investment decisions for the Funds, Mr. Matlack and Mr. Nichols regularly consult with Paul E. Suckow. Mr. Suckow is Executive Vice President/Chief Investment Officer, Fixed Income of Income Funds, Inc. Mr. Suckow is a CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed income portfolio manager at Delaware Investments from 1981 to 1985. He returned to Delaware Investments in 1993 after eight years with Oppenheimer Management Corporation where he served as Executive Vice President and Director of Fixed Income.


Portfolio Trading Practices

     The Funds normally will not invest for short-term trading purposes. However, a Fund may sell securities without regard to the length of time they have been held. Given each Fund's investment objective and current market conditions, its annual portfolio turnover rate is expected to exceed 100%. A turnover rate of 100% occurs, for example, when all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs and may affect taxes payable by the Funds' shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of Fund shares.

     Each Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or to their advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, each Fund may consider a broker/dealer's sales of shares of funds in the Delaware Investments family in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

Performance Information

     From time to time, each Fund may quote total return performance of its Classes in advertising and other types of literature.

     The current yield for each Class will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

     Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year (or life-of-fund, if applicable) periods. Each Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes the deductions of the maximum front-end sales charge or any applicable CDSC.


     Yield and net asset value fluctuate and are not guaranteed. Past performance is not considered a guarantee of future results.

Distribution (12b-1) and Service

     The Distributor, Delaware Distributors, L.P., serves as the national distributor for Delchester Fund's shares under a Distribution Agreement with Income Funds, Inc. dated April 3, 1995, as amended on November 29, 1995. The Distributor serves as the national distributor for High-Yield Opportunities Fund's shares under a Distribution Agreement with Income Funds, Inc. dated December 27, 1996.

     Income Funds, Inc. has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans"). The Plans permit a Fund to pay the Distributor from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares.

     These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, a Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Income Funds, Inc.

     The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares of a Fund are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

     The aggregate fees paid by a Fund from the assets of the respective Classes to the Distributor and others under the Plans may not exceed (i) 0.30% of the Class A Shares' average daily net assets in any year, and (ii) 1% (0.25% of which are service fees to be paid by a Fund to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each Fund's Class B Shares' and Class C Shares' average daily net assets in any year. The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval.

     While payments, if any, pursuant to the Plans may not exceed 0.30% annually with respect to Class A Shares, and 1% annually with respect to each of the Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of Income Funds, Inc.'s unaffiliated directors, who may reduce the fees or terminate the Plans at any time.

     The Plans do not apply to the Institutional Class of shares of either Fund. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the shares of the Institutional Classes.

     The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund pursuant to an amended and restated agreement dated as of September 14, 1998. The Transfer Agent also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement.

     The directors of Income Funds, Inc. annually review service fees paid to the Distributor and the Transfer Agent. The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

                                    *  *  *
     As with other mutual funds, financial and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Income Funds, Inc. is taking steps to obtain satisfactory assurances that the Funds' major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Funds.

     Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. If High-Yield Opportunities Fund is invested in securities of participating countries it could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. Income Funds, Inc. is taking steps to obtain satisfactory assurances that the major service providers of High-Yield Opportunities Fund are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Expenses
     Each Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. The ratio of expenses to average daily net assets for the fiscal year ended July 31, 1998 for each Class of each Fund was as follows:
--------------------------------------------------------------------------------
                                            High-Yield Opportunities Fund
                                          With Voluntary            Without
                                             Voluntary
                                         Expense Waivers        Expense Waivers
                     Delchester Fund       and Payments           and Payments
                    -----------------   -----------------     ------------------
 Class A Shares           1.06%               1.14%                   1.44%
 Class B Shares           1.81%               1.84%                   2.14%
 Class C Shares           1.81%               1.84%                   2.14%
--------------------------------------------------------------------------------

Shares

     Income Funds, Inc. is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Income Funds, Inc. was organized as a Maryland corporation on March 4, 1983 and was previously organized as a Delaware corporation in 1970. In addition to the Funds, Income Funds, Inc. presently also offers three other series of shares, the Corporate Bond Fund series, the Extended Duration Bond Fund series and the Strategic Income Fund series.

     Fund shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects.

     Income Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of Income Funds, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Income Funds, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act.

     In addition to Class A Shares, Class B Shares and Class C Shares, each Funds also offers Institutional Class shares. Shares of each class represent proportionate interests in the assets of the respective Fund and have the same voting and other rights and preferences as the other classes of that Fund, except that shares of the Institutional Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to Class A, Class B and Class C Shares. Similarly, as a general matter, the shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A Shares.

     Lincoln National Corporation Employees' Retirement Trust (the "Trust") made the initial investment in the High-Yield Opportunities Fund, and as August 31, 1998, the Trust held 21% of the outstanding shares of the Fund. Subject to certain limited exceptions, there are no limitations on the Trust's ability to redeem its shares of the Fund and it may elect to do so at any time.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

High-Yield, High Risk Securities
     The discussion in this section supplements the description of the risks of high-yield securities found earlier in this Prospectus under Risk Factors.

     Delchester Fund's assets may be invested primarily in bonds rated BBB or lower by S&P or Baa or lower by Moody's and in unrated corporate bonds. High-Yield Opportunities Fund's assets may be invested primarily in bonds rated BB or lower by S&P or Ba or lower by Moody's, and in bonds of comparable quality. Fixed-income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. In the past, the high-yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Manager intends to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on a Fund, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

     Medium and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

     The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect a Fund's net asset value per share.

Zero-Coupon Bonds and Pay-In-Kind Bonds
     Each Fund may purchase zero-coupon bonds and pay-in-kind ("PIK") bonds. A zero-coupon bond has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that the reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon bond, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon bonds rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

     PIK bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect to the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash-pay securities. PIK bonds may provide an attractive yield on a Fund's investment even when the interest paid is in the form of additional securities of the issuer instead of cash.

     Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Fund. For example, with zero coupon bonds, a Fund accrues, and is required to distribute to shareholders, income on such bonds, However, the Fund may not receive the cash associated with this income until the bonds are sold or mature. If the Fund did not have sufficient cash to make the required distribution of accrued income, the Fund could be required to sell other securities in its portfolio or to borrow to generate the cash required.

Restricted/Illiquid Securities
     Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Funds.

     Delchester Fund may invest no more than 10% of the value of its net assets in illiquid securities and High-Yield Opportunities Fund may invest no more than 15% of the value of its net assets in illiquid securities. Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.

     While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

     If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Portfolio Loan Transactions

     Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

     The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Repurchase Agreements
     In order to invest its short-term cash reserves or when in a temporary defensive posture, each Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 10% of Delchester Fund's and 15% of High-Yield Opportunities Fund's assets may be invested in illiquid securities of which, no more than 10% may be invested in repurchase agreements of over seven days' maturity. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

U.S. Government Securities
     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

     An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the Federal National Mortgage Association.

Foreign Investment Information
     High-Yield Opportunities Fund may invest up to 15% of its total assets in securities of foreign issuers, including Yankee Bonds. Investments in obligations of foreign issuers involve somewhat different investment risks than those affecting obligations of United States issuers. There is limited publicly available information with respect to foreign issuers, and foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States and it is more difficult to enforce legal rights outside of the U.S. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Settlement practices of certain foreign countries may include delays and may otherwise differ from those customary in U.S. markets. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. It is also expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from the companies comprising the Fund's investments. See Taxes. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, because stocks of foreign companies are normally denominated in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, and may incur costs in connection with conversions between various currencies.

     The risks noted above often are heightened for investments in emerging or developing countries. Compared to the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging or developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the type of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. Although these restrictions may in the future make it undesirable to invest in emerging or developing countries, the

Manager does not believe that any current repatriation restrictions would affect the Fund's decision to invest in such countries.

Short-Term Investments
     The short-term investments in which the Funds may invest are:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Fund, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of the Fund. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

     (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

     (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

     (4) U.S. government securities (see U.S. Government Securities); and

     (5) Repurchase agreements collateralized by securities listed above.

Unseasoned Companies
     High-Yield Opportunities Fund may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

Borrowing from Banks
     High-Yield Opportunities Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Fund has an outstanding borrowing.

Investments by Fund of Funds

     Each Fund accepts investments from the series of Delaware Group Foundation Funds, a fund of funds (the "Foundation Funds"). From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by the Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains and could also increase transactions costs or portfolio turnover. The Manager will monitor such transactions and will attempt to minimize any adverse effects on the Funds and the Foundation Funds resulting from such transactions.

Appendix A--Ratings

     Delchester Fund's assets may be invested primarily in bonds rated BBB or lower by S&P or Baa or lower by Moody's and in unrated corporate bonds. High-Yield Opportunities Fund's assets may be invested primarily in bonds rated BB or lower by S&P or Ba or lower by Moody's, and in bonds of comparable quality. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high-yield securities.

     The table set forth below shows the percentage of each Fund's securities included in each of the specified rating categories and shows the percentage of the Fund's assets held in U.S. government securities. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of each Fund's securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of each Fund's portfolio composition based on month end data for the fiscal year ended July 31, 1998. The paragraphs following the table contain excerpts from Moody's and S&P's rating descriptions.

                                                       Average Weighted
                                Average Weighted        Percentage of
                                  Percentage of          Portfolio of
                                    Portfolio             High-Yield
Rating Moody's and/or S&P      of Delchester Fund     Opportunities Fund
---------------------------   --------------------   -------------------
United States Treasury
  Obligations .............            4.43%                   --
Aaa/AAA ...................            2.08                  5.91%
Aa/AA .....................              --                    --
A/A .......................              --                    --
Baa/BBB ...................              --                    --
Ba/BB .....................            1.46                  2.17
B/B .......................           79.43                 80.50
Caa/CCC ...................            4.64                  5.74
Not Rated/Other ...........            7.96                  5.68


General Rating Information

Bonds
     Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC-- regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Commercial Paper
     Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

     Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

                                                 -----------------------------
For more information, call                       DELCHESTER FUND INSTITUTIONAL
Delaware Investments at 800-828-5052.            HIGH-YIELD OPPORTUNITIES FUND
                                                 INSTITUTIONAL
                                                 -----------------------------


INVESTMENT MANAGER

Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103


SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,                             PROSPECTUS
ACCOUNTING SERVICES                              -----------------------------

AND TRANSFER AGENT                               SEPTEMBER 29, 1998
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103


LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center                         DELAWARE(SM)
Brooklyn, NY 11245                               INVESTMENTS
                                                 ------------

DELCHESTER FUND INSTITUTIONAL                                 PROSPECTUS
HIGH-YIELD OPPORTUNITIES FUND INSTITUTIONAL                   SEPTEMBER 29, 1998


           --------------------------------------------------------

                  1818 Market Street, Philadelphia, PA 19103

      For more information about Delchester Fund Institutional Class and High-Yield Opportunities Fund Institutional Class
                  call Delaware Investments at 800-828-5052.

     The Prospectus describes shares of Delchester Fund series and High-Yield Opportunities Fund series (individually, a "Fund" and collectively, the "Funds") of Delaware Group Income Funds, Inc. ("Income Funds, Inc."), a professionally-managed mutual fund of the series type. Delchester Fund's investment objective is to seek as high a current income as is consistent with providing reasonable safety. High-Yield Opportunities Fund's investment objective is to seek to provide investors with total return and, as a secondary objective, high current income.

     Each Fund invests up to 100% of its assets in lower rated fixed-income securities, commonly known as "junk bonds," which involve greater risks, including default risks, than higher rated fixed-income securities. Purchasers should carefully assess these risks before investing in either Fund. See Investment Objectives and Policies, Risk Factors, and Appendix A--Ratings.

     Delchester Fund offers Delchester Fund Institutional Class and High-Yield Opportunities Fund offers High-Yield Opportunities Fund Institutional Class (individually, a "Class" and collectively, the "Classes").

     This Prospectus relates only to the Classes and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Funds' Statement of Additional Information ("Part B" of Income Funds, Inc.'s registration statement), dated September 29, 1998, as it may be amended from time to time, contains additional information about the Funds and has been filed with the Securities and Exchange Commission ("SEC"). Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above number. Each Fund's financial statements appear in its Annual Report for the fiscal year ended July 31, 1998, which will accompany any response to requests for Part B. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains Part B, material we incorporated by reference, and other information regarding registrants that electronically file with the SEC.

     Each Fund also offers Class A Shares, Class B Shares and Class C Shares. Shares of these classes are subject to sales charges and other expenses, which may affect their performance. A prospectus for these classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling 800-523-1918.

TABLE OF CONTENTS


Cover Page............................................................  1
Synopsis..............................................................  2
Summary of Expenses...................................................  3
Financial Highlights..................................................  4
Investment Objectives and Policies....................................  6
  Suitability.........................................................  6
  Investment Strategy.................................................  6
Risk Factors..........................................................  8
  Volatility of the High-Yield Market.................................  8
  Redemptions.........................................................  8
  Liquidity and Valuation.............................................  9
Classes of Shares.....................................................  9
How to Buy Shares..................................................... 10
Redemption and Exchange............................................... 11
Dividends and Distributions........................................... 13
Taxes................................................................. 13
Calculation of Net Asset Value Per Share.............................. 14
Management of the Funds............................................... 15
Other Investment Policies and
Risk Considerations................................................... 18
Appendix A--Ratings................................................... 23



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUNDS ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUNDS ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS


Investment Objectives and Risk Factors
     Delchester Fund--The investment objective of Delchester Fund is to seek as high a current income as is consistent with providing reasonable safety.

     High-Yield Opportunities Fund--The investment objective of High-Yield Opportunities Fund is to seek to provide investors with total return and, as a secondary objective, high current income.

     Each Fund invests primarily in high-yield securities (junk bonds) and greater risks may be involved with an investment in a Fund than an investment in a mutual fund comprised primarily of investment grade bonds.

     Delchester Fund seeks to achieve its objective by investing principally in corporate bonds rated BBB or lower by Standard & Poor's Ratings Group ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's") and High-Yield Opportunities Fund seeks to achieve its objective by investing principally in corporate bonds rated BB or lower by S&P or Ba or lower by Moody's, or, in each Fund's case, similarly rated by another nationally-recognized statistical rating organization, or, if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manager (as defined below). Each Fund may also invest in U.S. government securities and commercial paper. High-Yield Opportunities Fund may also invest in foreign government paper.

     For further details, see Investment Objectives and Policies and Other Investment Policies and Risk Considerations.

Investment Manager, Distributor and Transfer Agent
     Delaware Management Company (the "Manager") is the investment manager for each Fund and, in that capacity, provides investment advice to each Fund, subject to the supervision and direction of Income Funds, Inc.'s Board of Directors. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. Delaware Distributors, L.P. (the "Distributor") is the national distributor for each Fund and for all of the other mutual funds in the Delaware Investments family. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for each Fund and for all of the other mutual funds in the Delaware Investments family. See Summary of Expenses and Management of the Funds for further information regarding the Manager and the fees payable under each Fund's Investment Management Agreement.

Purchase Price

     Institutional Class shares offered by this Prospectus are available at net asset value, without a front-end or contingent deferred sales charge, and are not subject to distribution fees under a Rule 12b-1 distribution plan. See Classes of Shares.

Redemption and Exchange

     Institutional Class shares are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. See Redemption and Exchange.

Open-End Investment Company

     Income Funds, Inc. is an open-end management investment company. Each Fund operates as a diversified fund as defined under the Investment Company Act of 1940 (the "1940 Act"). Income Funds, Inc. was first organized as a Delaware corporation in 1970 and subsequently reorganized as a Maryland corporation on March 4, 1983. See Shares under Management of the Funds.


SUMMARY OF EXPENSES


                                                                 High-Yield
                                                 Delchester     Opportunities
                                                    Fund            Fund
                                               Institutional    Institutional
     Shareholder Transaction Expenses              Class            Class
--------------------------------------------  ---------------  --------------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)........        None             None

Maximum Sales Charge Imposed on Reinvested
  Dividends (as a percentage of
  offering price)...........................        None             None

Exchange Fees...............................        None(1)          None(1)
------------
(1) Exchanges are subject to the requirements of each Fund and a front-end sales charge may apply.

                                                                     High-Yield
                                                   Delchester      Opportunities
            Annual Operating Expenses                 Fund             Fund
               (as a percentage of               Institutional     Institutional
            average daily net assets)                Class             Class
----------------------------------------------  ---------------    -------------
Management Fees (after voluntary waivers in
  the case of High-Yield Opportunities Fund)..       0.57%            0.26%(2)

12b-1 Fees ...................................       None             None

 .9Other Operating Expenses .....................       0.24%            0.69%(2)
                                                     ----             ----
Total Operating Expenses (after voluntary
  waivers in the case of High-Yield
  Opportunities Fund) ........................       0.81%            0.95%(2)
                                                     ====             ====
-------------
(2) Beginning January 1, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of the Class do not exceed 0.95% through March 31, 1999. From the commencement of operations through December 31, 1997, commitments of waiver and payment by the Manager that were different from that currently in effect for the Fund were in place. See Management of the Funds. The expense information set forth above has been restated to reflect the current fees. If the voluntary expense waivers by the Manager were not in effect, it is estimated that the Total Operating Expenses, as a percentage of average daily net assets, would be 1.14%, including management fees of 0.65%.

     For expense information about each Fund's A Class, B Class and C Class, see the separate prospectus relating to those classes.

     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. Income Funds, Inc. charges no redemption fees. The following example for High-Yield Opportunities Fund assumes the voluntary waiver of the management fee by the Manager as discussed in this Prospectus.


Delchester Fund               1 year      3 years      5 years      10 years
Institutional Class         ---------   ----------   ----------   -----------
                               $ 8         $26          $45          $100

High-Yield Opportunities      1 year      3 years      5 years      10 years
Fund Institutional Class    ---------   ----------   ----------   -----------
                               $10         $30          $53          $117


This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.


     The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly in owning shares of the Funds.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The following financial highlights are derived from the financial statements of Delchester Fund and High-Yield Opportunities Fund of Delaware Group Income Funds, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into Part B. Further information about each Fund's performance is contained in the Funds' Annual Report to shareholders. A copy of the Funds' Annual Report (including the report of Ernst & Young LLP) may be obtained from the Funds upon request at no charge.


--------------------------------------------------------------------------------

                                                                               Delchester Fund
                                                   -------------------------------------------------------------------------
                                                                                  Year Ended
                                                      7/31/98        7/31/97        7/31/96        7/31/95        7/31/94
Net asset value, beginning of year .............     $  6.570       $  6.140       $  6.280       $  6.450       $  7.070
Income from investment operations
  Net investment income ........................        0.620          0.614          0.644          0.685          0.758
  Net realized and unrealized gain (loss) on
    investments ................................        0.075          0.429         (0.142)        (0.169)        (0.617)
                                                     --------       --------       --------       --------       --------
    Total from investment operations ...........        0.695          1.043          0.502          0.516          0.141
                                                     --------       --------       --------       --------       --------
Less dividends and distributions Dividends
  from net investment income ...................       (0.615)        (0.613)        (0.642)        (0.686)        (0.761)
                                                     --------       --------       --------       --------       --------
    Total dividends and distributions ..........       (0.615)        (0.613)        (0.642)        (0.686)        (0.761)
                                                     --------       --------       --------       --------       --------
Net asset value, end of year ...................     $  6.650       $  6.570       $  6.140       $  6.280       $  6.450
                                                     ========       ========       ========       ========       ========
-------------------------
Total return ...................................        11.00%         17.82%          8.37%          8.72%          1.82%
-------------------------

Ratios and supplemental data
  Net assets, end of period (000 omitted) ......      $55,673        $44,065        $59,513        $61,742        $71,122
  Ratio of expenses to average net assets ......         0.81%          0.79%          0.77%          0.82%          0.83%
Ratio of net investment income to average
  net assets ...................................         9.41%          9.73%         10.36%         11.14%         10.70%
Portfolio turnover .............................          117%           154%           108%            92%            92%





                                                                                 Delchester Fund
                                                   ----------------------------------------------------------------------------
                                                                                    Year Ended
                                                      7/31/93       7/31/92(1)(2)    7/31/91(1)       7/31/90        7/31/89
Net asset value, beginning of year .............     $  6.900       $  6.260        $  6.300       $    7.480       $  7.750
Income from investment operations
  Net investment income ........................        0.787          0.798           0.822            0.900          0.934
  Net realized and unrealized gain (loss) on
    investments ................................        0.165          0.640          (0.040)          (1.180)        (0.270)
                                                     --------       --------        --------       ----------       --------
    Total from investment operations ...........        0.952          1.438           0.782           (0.280)         0.664
                                                     --------       --------        --------       ----------       --------
Less dividends and distributions Dividends
  from net investment income ...................       (0.782)        (0.798)         (0.822)          (0.900)        (0.934)
                                                     --------       --------        --------       ----------       --------
    Total dividends and distributions ..........       (0.782)        (0.798)         (0.822)          (0.900)        (0.934)
                                                     --------       --------        --------       ----------       --------
Net asset value, end of year ...................     $  7.070       $  6.900        $  6.260       $    6.300       $  7.480
                                                     ========       ========        ========       ==========       ========
------------------------
Total return ...................................        14.67%         24.28%          14.85%           (3.58%)         9.10%
------------------------

Ratios and supplemental data
  Net assets, end of period (000 omitted) ......      $35,909        $18,746        $113,414        $  96,161        $84,800
  Ratio of expenses to average net assets ......         0.86%          0.86%           0.90%            0.85%          0.85%
Ratio of net investment income to average
  net assets ...................................        11.35%         12.17%          14.45%           13.47%         12.30%
Portfolio turnover .............................           72%           101%             38%              72%            66%

(1)  The financial highlights for the periods prior to June 1, 1992 (the date Delchester Fund Institutional Class was first offered for public sale) are derived from data of the Delchester I class, which like Delchester Fund Institutional Class, was not subject to Rule 12b-1 distribution expenses. Shares of Delchester I class were converted into shares of



     Delchester II class (now referred to as Delchester Fund A Class) on June 1, 1992, pursuant to a Plan of Recapitalization approved by shareholders of Delchester I class. Prior to May 2, 1994, Delchester Fund A Class was known as Delchester Fund class and Delchester Fund Institutional Class was known as Delchester Fund (Institutional) class.


(2)  The data for Delchester I class and Delchester Fund Institutional Class have been combined for 1992. For the ten months ended
     May 31 1992, the Delchester I class' operating expenses and net investment income per share were $0.047 and $0.666, respectively. For the two months ended July 31, 1992, the Delchester Fund Institutional Class' operating expenses and net investment income per share were $0.009 and $0.132, respectively. All net investment income was distributed to shareholders.


                                                                                                           High-Yield
                                                                                                       Opportunities Fund
                                                                                                       Institutional Class
                                                                                                       -------------------
                                                                                                         For the period
                                                                                          Year Ended       12/30/96(1)
                                                                                            7/31/98      through 7/31/97
                                                                                          ----------     ---------------
Net asset value, beginning of period .................................................     $  5.920         $  5.500
Income from investment operations
Net investment income(2) .............................................................        0.537            0.290
Net realized and unrealized gain on investments ......................................        0.330            0.299
                                                                                           --------         --------
  Total from investment operations ...................................................        0.867            0.589
                                                                                           --------         --------
Less dividends and distributions
Dividends from net investment income .................................................       (0.613)          (0.169)
Distributions from net realized gain from investment transactions ....................       (0.254)            none
                                                                                           --------         --------
  Total dividends and distributions ..................................................       (0.867)          (0.169)
                                                                                           --------         --------
Net asset value, end of period .......................................................     $  5.920         $  5.920
                                                                                           ========         ========
Total return(3) ......................................................................        15.82%           10.81%

Ratios/supplemental data
Net assets, end of period (000 omitted) ..............................................     $  3,837         $  3,330
Ratio of expenses to average net assets ..............................................        0.84%             0.75%
Ratio of expenses to average net assets prior to expense limitation ..................        1.14%             1.27%
Ratio of net investment income to average net assets .................................        9.18%             8.53%
Ratio of net investment income to average net assets prior to expense limitation .....        8.88%             8.00%
Portfolio turnover ...................................................................         317%              270%

-----------
(1) Date of initial public offering of High-Yield Opportunities Fund Institutional Class; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for per share information.
(3) Total return reflects the expense limitations referenced under Summary of Expenses in this Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

SUITABILITY

     Delchester Fund--The Fund may be suitable for investors interested in high current income flow. The Fund's objective of high current income also may be suited for longer term investments, such as tax-deferred retirement plans (e.g., IRA, 401(k), Profit Sharing, etc.), where the income stream can be left to compound on a tax-deferred basis.

     High-Yield Opportunities Fund--The Fund may be suitable for the investor interested in total return. High current income is a secondary objective. The Manager's primary focus in selecting securities for the Fund will be total return. Lower-yielding securities may be selected over higher-yield securities based on the Manager's view of the potential for returns offered by the securities being considered for the Fund.

     The net asset value of each Class may fluctuate in response to the condition of individual companies and general market and economic conditions and, as a result, neither Fund is appropriate for a short-term investor. Neither Fund can assure a specific rate of return or yield, or that principal will be protected. However, through the cautious selection and supervision of its portfolio, the Manager will strive to achieve each Fund's objective.

     The types of securities in which each Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. Investors should consider asset value fluctuation, as well as yield, in making an investment decision. While investments in unrated, lower-rated and restricted securities have the potential for higher yields, they are more speculative and increase the credit risk of each Fund's portfolio. Changes in the market value of portfolio securities will not affect interest income from such securities, but will be reflected in a Fund's net asset value. Investors should be willing to accept the risks, including the risk of net asset value fluctuations, associated with investing in these securities.

     Ownership of Fund shares can reduce the bookkeeping and administrative inconveniences that is typically connected with direct purchases of the types of securities in which the Funds invests.

     Investors should not consider a purchase of Fund shares as equivalent to a complete investment program. Delaware Investments includes a family of funds, generally available through registered investment dealers, which may be used in concert to create a more complete investment program.

INVESTMENT STRATEGY

Delchester Fund
     The investment objective of Delchester Fund is to seek as high a current income as is consistent with providing reasonable safety. The strategy is to invest primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund will invest at least 80% of its assets at the time of purchase in:


     (1) Corporate Bonds. The Fund will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds; or

     (2) Government Securities. Securities of, or guaranteed by, the U.S. government, its agencies or instrumentalities; or

     (3) Commercial Paper. Commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's").

     The Fund has consistently invested more than 80% of its assets in these securities. The Fund must invest the remaining assets, if any, in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Currently, the Fund's assets are invested primarily in unrated corporate bonds and bonds rated BB or lower by S&P or Ba or lower by Moody's.


High-Yield Opportunities Fund
     The investment objective of High-Yield Opportunities Fund is to seek total return and, as a secondary objective, high current income. The Fund seeks to achieve its objective by investing primarily in corporate bonds rated BB or lower by S&P or Ba or lower by Moody's, or similarly rated by another nationally-recognized statistical rating organization or, if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manager. See Appendix A--Ratings for more rating information and Other Investment Policies and Risk Considerations for a description of the risks associated with investing in lower-rated fixed-income securities.

     The Fund will invest at least 65% of its assets at the time of purchase in corporate bonds that may be rated BB or lower by S&P or Ba or lower by Moody's, or similarly rated by another nationally-recognized statistical rating organization, or if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manager. The Fund generally will not purchase corporate bonds which, at the time of purchase, are rated lower than CCC by S&P or Caa by Moody's. If a corporate bond held by the Fund drops below these levels, including a security that goes into default, the Fund will commence with an orderly sale of the security in a manner devised to minimize any adverse affect on the Fund. If a sale of the security is not practicable for any reason, the Fund will pursue other available measures reasonably anticipated by the Manager to facilitate repayment of the bond.

     The Fund may also invest in securities of, or guaranteed by, the U.S. and foreign governments, their agencies or instrumentalities and commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or, if unrated, judged to be of comparable quality by the Manager.

                                     *  *  *

     Each Fund may acquire zero coupon bonds and, to a lesser extent, pay-in-kind (PIK) bonds. See Zero Coupon Bonds and Pay-In-Kind Bonds under Other Investment Policies and Risk Considerations. High-Yield Opportunities Fund may also invest in other types of income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. See Convertible, Debt and Non-Traditional Equity Securities in Part B.

     Each Fund may purchase privately-placed debt and other securities the resale of which is restricted under applicable securities laws. Such securities may be less liquid than securities that are not subject to resale restrictions. A Fund will not purchase illiquid assets, if more than 10% of Delchester Fund's and 15% of High-Yield Opportunities Fund's net assets would consist of such illiquid securities. See Restricted/Illiquid Securities under Other Investment Policies and Risk Considerations.

     High-Yield Opportunities Fund may invest up to 15% of its total assets in securities of issuers domiciled in foreign countries. See Foreign Investment Information under Other Investment Policies and Risk Considerations.

     Each Fund may hold cash or invest in short-term debt securities and other money market instruments when, in the Manager's opinion, such holdings are prudent given then prevailing market conditions or pending investment in other types of securities. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if unrated, judged to be of comparable quality as determined by the Manager. See Short-Term Investments under Other Investment Policies and Risk Considerations.

     The Manager does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, the Manager may take advantage of short-term opportunities that are consistent with its investment objective.


     The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower-rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower-rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market, are subject to greater volatility and risk of loss of income and principal than are higher-rated securities. The Manager will attempt to reduce such risk through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.


     Although each Fund will constantly strive to attain its objective, there can be no assurance that it will be attained. The objective of Delchester Fund may not be changed without shareholder approval.

     The investment policies of the Funds that are not identified above or in Part B as fundamental are not fundamental and may be changed by the Board of Directors of Income Funds, Inc. without a shareholder vote.

     For a description of the other investment policies of each Fund, see Other Investment Policies and Risk Considerations in this Prospectus. Part B provides more information concerning each Fund's investment policies and sets forth other investment restrictions.

RISK FACTORS


Generally
     Each Fund invests principally in fixed-income securities. The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower-rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower-rated or unrated securities generally have a greater potential for price appreciation and can offer higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risk of default and a more limited and less liquid secondary market, are subject to greater volatility and risk of loss of income and principal than are higher-rated securities. The Manager will attempt to reduce such risk through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

     Delchester Fund's assets may be invested primarily in bonds rated BBB or lower by S&P or Baa or lower by Moody's and in unrated corporate bonds. High-Yield Opportunities Fund's assets may be invested primarily in bonds rated BB or lower by S&P or Ba or lower by Moody's, and in bonds of comparable quality. See Appendix A--Ratings in this Prospectus for more rating information. Investing in these so-called "junk" bonds or "high-yield" bonds entails certain risks, including the risk of loss of principal and default on interest payments which may be greater than the risks involved in investment grade securities, and which should be considered by investors contemplating an investment in either Fund. High-yield bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds. In addition to the considerations discussed elsewhere in this Prospectus, the risks of lower-rated bonds include the following:

VOLATILITY OF THE HIGH-YIELD MARKET
     Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Funds' net asset value. At times in the past, uncertainty and volatility in the high-yield market resulted in volatility in the Funds' net asset value.

REDEMPTIONS
     If, as a result of volatility in the high-yield market or other factors, a Fund experiences substantial net redemptions of the Fund's shares for a sustained period of time (i.e., more shares of the Fund are redeemed than are purchased), the Fund may be required to sell securities without regard to the investment merits of the securities to be sold. If a Fund sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Fund will decrease and the Fund's expense ratio may increase.

LIQUIDITY AND VALUATION
     The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions that dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on a Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. A Fund's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

CLASSES OF SHARES

     The Distributor serves as the national distributor for each Fund. Shares of each Class may be purchased directly by contacting the respective Fund or its agent or through authorized investment dealers. All purchases of shares of each Class are made at net asset value. There is no front-end or contingent deferred sales charge.


     Investment instructions given on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees considering purchasing shares of the Class as part of their retirement program should contact their employer for details.


     Shares of each Class are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

Class A Shares, Class B Shares and Class C Shares
     In addition to offering Institutional Class shares, each Fund also offers Class A Shares, Class B Shares and Class C Shares which are described in a separate prospectus. Class A Shares, Class B Shares and Class C Shares may be purchased through authorized investment dealers or directly by contacting a Fund or the Distributor. Class A Shares, Class B Shares and Class C Shares may have different sales charges and other expenses which may affect performance. To obtain a prospectus relating to such classes, contact the Distributor by writing to the address or by calling the phone number listed on the cover of this Prospectus.

HOW TO BUY SHARES

     Each Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer. In all instances, investors must qualify to purchase shares of the Classes.

Investing Directly by Mail

1. Initial Purchases--An Investment Application, or in the case of a retirement plan account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to the specific Fund and Class selected, to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number.

Investing Directly by Wire

     You may purchase shares by requesting your bank to transmit funds by wire to First Union National Bank.

1. Initial Purchases--Before you invest, telephone the Fund's Client Services Department at 800-828-5052 to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application, or in the case of a retirement plan account, an appropriate retirement plan application, to the Fund and Class selected by you, to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to First Union National Bank. Please call your Client Services Representative by telephone at 800-828-5052 for wiring instructions. You must advise your Client Services Representative by telephone prior to sending wires.

Investing by Exchange

     If you have an investment in another mutual fund in the Delaware Investments family and you qualify to purchase shares of the Classes, you may write and authorize an exchange of part or all of your investment into a Fund. However, Class B Shares and Class C Shares of each Fund and Class B Shares and Class C Shares of the other funds in the Delaware Investments family offering such a class of shares may not be exchanged into the Classes. If you wish to open an account by exchange, call your Client Services Representative at 800-828-5052 for more information. See Redemption and Exchange for more complete information concerning your exchange privileges.

Investing through Your Investment Dealer

     You can make a purchase of Fund shares through most investment dealers who, as part of the service they provide, must transmit orders promptly to the Fund in which you are investing. They may charge for this service.

Purchase Price and Effective Date

     The purchase price (net asset value) of each Class is determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

     The effective date of a purchase is the date the order is received by the Fund in which the shares are being purchased, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the share price is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase

     Each Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchases by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under $250 as a result of redemptions.

REDEMPTION AND EXCHANGE

     Redemption and exchange requests made on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees should therefore contact their employer for details.


     Your shares will be redeemed or exchanged based on the net asset value next determined after the Fund in which you are investing receives your request in good order. For example, redemption and exchange requests received in good order after the time the net asset value of shares is determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. With regard to exchanges, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling a Fund at 800-828-5052. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.


     All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.


     Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Neither Fund will honor redemption requests as to shares for which a check was tendered as payment, until the Fund is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

     Shares of a Class may be exchanged into any other mutual fund in the Delaware Investments family, provided: (1) the investment satisfies the eligibility and other requirements set forth in the prospectus of the fund being acquired, including the payment of any applicable front-end sales charge; and
(2) the shares of the fund being acquired are in a state where that fund is registered. If exchanges are made into other shares that are eligible for purchase only by those permitted to purchase shares of the Class, such exchange will be exchanged at net asset value. Shares of either Class may not be exchanged into Class B Shares or Class C Shares of the funds in the Delaware Investments family. Each Fund may suspend, terminate or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

     Various redemption and exchange methods are outlined below. No fee is charged by the Funds or the Distributor for redeeming or exchanging your shares, although in the case of an exchange, a sales charge may apply. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

     All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund to which the authorization relates or its agent.

Written Redemption and Exchange

     You can write to a Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares or to request an exchange of any or all of your shares into another mutual fund in the Delaware Investments family, subject to the same conditions and limitations as other exchanges noted above. The request must be signed by all owners of the account or your investment dealer of record.

     For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, each Fund requires a signature by all owners of the account and may require a signature guarantee. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). A signature guarantee cannot be provided by a notary public. A signature guarantee is designed to protect the shareholders, a Fund and its agent from fraud. Each Fund reserves the right to reject a signature guarantee supplied by an institution based on its creditworthiness. A Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is normally mailed the next business day after receipt of your redemption request. If your shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for shares only if you submit a specific request.


     You also may submit your written request for redemption or exchange by facsimile transmission at the following number: 215-255-8864.


Telephone Redemption and Exchange

     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your shares in certificate form, you may redeem or exchange only by written request and you must return your certificate(s).

     The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you are investing in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach a Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

     Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.


Telephone Redemption--Check to Your Address of Record
     You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your record address. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request.

Telephone Redemption--Proceeds to Your Bank
     Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must submit a written authorization and you may need to have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call your Client Services Representative prior to the time the net asset value is determined, as noted above.


Telephone Exchange

     You or your investment dealer of record can exchange shares into any fund in the Delaware Investments family under the same registration. As with the written exchange service, telephone exchanges are subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges may be subject to limitations as to amounts or frequency.

DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares a dividend to all shareholders of record at the time the net asset value per share is determined. See Purchase Price and Effective Date under How to Buy Shares. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.

     Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if a Fund is given prior notice of a Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

     Each class of a Fund will share proportionately in the investment income and expenses of that Fund, except that the Classes will not incur any distribution fee under the Rule 12b-1 Plans which apply to Class A Shares, Class B Shares and Class C Shares.

     Each Fund's dividends are declared daily and paid monthly. Distributions from net realized securities profits, if any, will be distributed twice a year. The first payment normally would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Internal Revenue Code (the "Code"). Both dividends and distributions, if any, are automatically reinvested in your account at net asset value.

TAXES

     The tax discussion set forth below is included for general information only. Investors should contact their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

     Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies certain other requirements relating to the sources of its income and diversification of its assets.

     On August 5, 1997, the Taxpayer Relief Act of 1997 (the "1997 Act") was signed into law. This new law made sweeping changes in the Code. Because many of these changes are complex, and only indirectly affect a Fund and its distributions to you, they are discussed in Part B. Changes in the treatment of capital gains, however, are discussed in this section.

     Each Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, even though received in additional shares. No portion of Delchester Fund's distributions will be eligible for the dividends-received deduction for corporations. Only a nominal portion of High-Yield Opportunities Fund's dividends will be eligible for the dividends received deduction for corporations.

     Distributions paid by a Fund from long-term capital gains, received in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Funds do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The Treatment of Capital Gain Distributions under the Taxpayer Relief Act of 1997

     The 1997 Act creates a category of long-term capital gain for individuals who will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum rate of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum rate of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when a Fund's securities were sold and how long they were held by the Fund before rates, depending on when a Fund's securities were sold and how long they were held by the Fund before they were sold. The holding periods for which the new rates apply were revised by the Internal Revenue Service Restructuring and Reform Act of 1998. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in Part B, or should contact their own tax advisers.

     Income Funds, Inc. will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates.

     Dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.


     The sale of shares of a Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund and any other fund in the Delaware Investments family. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gains dividends received with respect to such shares.

     High-Yield Opportunities Fund may be subject to foreign withholding taxes on income from certain of its foreign securities.

     In addition to federal taxes described above, shareholders may or may not be subject to various state and local taxes. For example, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Because investors' state and local taxes may be different than the federal taxes described above, investors should consult their own tax advisers.

     Each year, Income Funds, Inc. will mail to you information on the tax status of a Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by a Fund.

     Each Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

     See Part B for additional information on tax matters relating to each Fund and its shareholders.

CALCULATION OF NET ASSET VALUE PER SHARE

     The purchase and redemption price of Class shares is the net asset value ("NAV") per share of a Class next computed after the order is received. The NAV is computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

     The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Debt securities are priced on the basis of valuations provided by an independent pricing service using methods approved by Income Funds, Inc. Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Income Funds, Inc.'s Board of Directors.

     The net asset values of all outstanding shares of each class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that a Class will not incur any of the expenses under the respective Fund's 12b-1 Plans and Class A, B and C Shares alone will bear the 12b-1 Plan fees payable under their respective Plans. Due to the specific distribution expenses and other costs that may be allocable to each class, the dividends paid to each class of a Fund may vary. However, the NAV per share of each class is expected to be equivalent.

MANAGEMENT OF THE FUNDS

Directors
     The business and affairs of Income Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Income Funds, Inc.'s directors and officers.


Investment Manager

     The Manager furnishes investment management services to each Fund.

     The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On July 31, 1998, the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $43 billion in assets in various institutional or separately managed (approximately $25,873,990,000) and investment company (approximately $17,929,500,000) accounts.

     The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998. The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

     The Manager manages each Fund's portfolio and makes investment decisions which are implemented by Income Funds, Inc.'s Trading Department. The Manager also administers Income Funds, Inc.'s affairs and pays the salaries of all the directors, officers and employees of Income Funds, Inc. who are affiliated with the Manager. For these services, Delchester Fund pays the Manager an annual fee of 0.60% on the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million and 0.55% on the average daily net assets in excess of $750 million, less the Fund's proportionate share of all directors' fees paid to the unaffiliated directors by Income Funds, Inc. Investment management fees paid by Delchester Fund for the fiscal year ended July 31, 1998 were 0.57% of average daily net assets. For the services noted above, High-Yield Opportunities Fund pays the Manager an annual fee equal to 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion. Investment management fees incurred by High-Yield Opportunities Fund for the fiscal year ended July 31, 1998 were 0.65% of average daily net assets and 0.26% was paid as a result of the voluntary waiver of fees by the Manager as described below. The directors of Income Funds, Inc. annually review fees paid to the Manager.

     The Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by the High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of the Class did not exceed, on an annual basis, 0.75%, from the commencement of the public offering of the Class through December 31, 1997. Beginning January 1, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the High-Yield Opportunities Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of the Class do not exceed, on an annual basis, 0.95%. This waiver of fees and payment of expenses will extend through March 31, 1999.

     Paul A. Matlack and Gerald T. Nichols have primary responsibility for making day-to-day investment decisions for each Fund. Mr. Matlack and Mr. Nichols have been members of Delchester Fund's management team since 1990, and were named co-managers of the Fund in January 1993. Mr. Matlack and Mr. Nichols have been members of High-Yield Opportunities Fund since the Fund's inception. Mr. Matlack is a CFA charterholder and graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. Mr. Nichols is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder.

     In making investment decisions for the Funds, Mr. Matlack and Mr. Nichols regularly consult with Paul E. Suckow. Mr. Suckow is Executive Vice President/Chief Investment Officer, Fixed Income of Income Funds, Inc. Mr. Suckow is a CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed income portfolio manager at Delaware Investments from 1981 to 1985. He returned to Delaware Investments in 1993 after eight years with Oppenheimer Management Corporation where he served as Executive Vice President and Director of Fixed Income.

Portfolio Trading Practices

     The Funds normally will not invest for short-term trading purposes. However, a Fund may sell securities without regard to the length of time they have been held. Given each Fund's investment objective and current market conditions, its annual portfolio turnover rate is expected to exceed 100%. A turnover rate of 100% occurs, for example, when all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs and may affect taxes payable by the Funds' shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of Fund shares.

     Each Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or to their advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, each Fund may consider a broker/dealer's sales of shares of funds in the Delaware Investments family in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

Performance Information

     From time to time, each Fund may quote yield or total return performance of its Class in advertising and other types of literature.


     The current yield for the Class will be calculated by dividing the annualized net investment income earned by the Class during a recent 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

     Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions. Each presentation will include the average annual total return for one-, five- and ten-year (or life-of-fund, if applicable) periods. Each Fund may also advertise aggregate and average total return information concerning its Class over additional periods of time.


     Yield and net asset value fluctuate and are not guaranteed. Past performance is not considered a guarantee of future results.

Statements and Confirmations
     You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling your Client Services Representative.


Financial Information about the Funds
     Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about each Fund's investments and performance. Income Funds, Inc.'s fiscal year ends on July 31.

Distribution and Service

     The Distributor, Delaware Distributors, L.P., serves as the national distributor for Delchester Fund's shares under a Distribution Agreement with Income Funds, Inc. dated April 3, 1995, as amended on November 29, 1995. The Distributor serves as the national distributor for High-Yield Opportunities Fund's shares under a Distribution Agreement with Income Funds, Inc. dated December 27, 1996. The Distributor bears all of the costs of promotion and distribution.

     The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under an amended and restated agreement dated September 14, 1998. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. Certain recordkeeping services and other shareholder services that otherwise would be performed by the Transfer Agent may be performed by certain other entities and the Transfer Agent may elect to enter into an agreement to pay such other entities for their services. In addition, participant account maintenance fees may be assessed for certain recordkeeping provided as part of retirement plan and administration service packages. These fees are based on the number of participants in the plan and the various services selected by the employer. Fees will be quoted upon request and are subject to change.

     The directors of Income Funds, Inc. annually review fees paid to the Distributor and the Transfer Agent. The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.


                                      * * *

     As with other mutual funds, financial and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Income Funds, Inc. is taking steps to obtain satisfactory assurances that the Funds' major service providers are taking steps reasonably designed to address the

Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Funds.


     Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. If High-Yield Opportunities Fund is invested in securities of participating countries it could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. Income Funds, Inc. is taking steps to obtain satisfactory assurances that the major service providers of High-Yield Opportunities Fund are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Expenses
     Each Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement.

     For the fiscal year ended July 31, 1998, the ratio of operating expenses to average daily net assets for Delchester Fund Institutional Class was 0.81%. For the fiscal year ended July 31, 1998, the ratio of operating expenses to average daily net assets for High-Yield Opportunities Fund Institutional Class was 0.84%, reflecting the voluntary waiver of fees and payment of expenses by the Manager as described above. Without such voluntary waivers and payments, the ratio of operating expenses to average daily net assets for High-Yield Opportunities Fund Institutional Class would have been 1.14%.

Shares

     Income Funds, Inc. is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Income Funds, Inc. was organized as a Maryland corporation on March 4, 1983. Income Funds, Inc. was previously organized as a Delaware corporation in 1970. In addition to the Funds, Income Funds, Inc. presently offers three other series of shares, the Strategic Income Fund series, Corporate Bond Fund series and the Extended Duration Bond Fund series.


     Fund shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects.


     All of the shares have noncumulative voting rights which means that the holders of more than 50% of Income Funds, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Income Funds, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act.

     In addition to Institutional Class Shares, the Funds offer Class A Shares, Class B Shares and Class C Shares. Shares of each class represent proportionate interests in the assets of the respective Fund and have the same voting and other rights and preferences as the other classes, except that shares of the Classes are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to Class A, Class B and Class C Shares. Similarly, as a general matter, the shareholders of

Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a Fund may vote on any proposal to increase materially the fees to be paid by that Fund under the 12b-1 Plan relating to Class A Shares.

     Lincoln National Corporation Employees' Retirement Trust (the "Trust") made the initial investment in the High-Yield Opportunities Fund, and as August 31, 1998, the Trust held 21% of the outstanding shares of the Fund. Subject to certain limited exceptions, there are no limitations on the Trust's ability to redeem its shares of the Fund and it may elect to do so at any time.


OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS


High-Yield, High Risk Securities
     The discussion in this section supplements the description of the risks of high-yield securities found earlier in this Prospectus under Risk Factors.

     Delchester Fund's assets may be invested primarily in bonds rated BBB or lower by S&P or Baa or lower by Moody's and in unrated corporate bonds. High-Yield Opportunities Fund's assets may be invested primarily in bonds rated BB or lower by S&P or Ba or lower by Moody's, and in bonds of comparable quality. Fixed-income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. In the past, the high yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Manager intends to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on a Fund, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

     Medium and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

     The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect a Fund's net asset value per share.

Zero-Coupon Bonds and Pay-In-Kind Bonds
     Each Fund may purchase zero-coupon bonds and pay-in-kind ("PIK") bonds. A zero-coupon bond has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that the reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon bond, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon bonds rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

     PIK bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect to the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash-pay securities. PIK bonds may provide an attractive yield on a Fund's investment even when the interest paid is in the form of additional securities of the issuer instead of cash.

     Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to a Fund. For example, with zero coupon bonds, a Fund accrues, and is required to distribute to shareholders, income on such bonds, However, the Fund may not receive the cash associated with this income until the bonds are sold or mature. If the Fund did not have sufficient cash to make the required distribution of accrued income, the Fund could be required to sell other securities in its portfolio or to borrow to generate the cash required.

Restricted/Illiquid Securities
     Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Funds.

     Delchester Fund may invest no more than 10% of the value of its net assets in illiquid securities and High-Yield Opportunities Fund may invest no more than 15% of the value of its net assets in illiquid securities. Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.

     While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).


     If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Portfolio Loan Transactions
     Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

     The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Repurchase Agreements
     In order to invest its short-term cash reserves or when in a temporary defensive posture, each Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 10% of Delchester Fund's and 15% of High-Yield Opportunities Fund's assets may be invested in illiquid securities of which, no more than 10% may be invested in repurchase agreements of over seven days' maturity. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

U.S. Government Securities
     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

     An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the Federal National Mortgage Association.

Foreign Investment Information
     High-Yield Opportunities Fund may invest up to 15% of its total assets in securities of foreign issuers, including Yankee Bonds. Investments in obligations of foreign issuers involve somewhat different investment risks than those affecting obligations of United States issuers. There is limited publicly available information with respect to foreign issuers, and foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States and it is more difficult to enforce legal rights outside of the U.S. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Settlement practices of certain foreign countries may include delays and may otherwise differ from those customary in U.S. markets. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. It is also expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from the companies comprising the Fund's investments. See Taxes. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, because stocks of foreign companies are normally denominated in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, and may incur costs in connection with conversions between various currencies.

     The risks noted above often are heightened for investments in emerging or developing countries. Compared to the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging or developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the type of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. Although these restrictions may in the future make it undesirable to invest in emerging or developing countries, the

Manager does not believe that any current repatriation restrictions would affect the Fund's decision to invest in such countries.

Short-Term Investments
     The short-term investments in which the Funds may invest are:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Funds, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Fund. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     The Fund will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

     (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

     (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

     (4) U.S. government securities (see U.S. Government Securities); and

     (5) Repurchase agreements collateralized by securities listed above.

Unseasoned Companies
     High-Yield Opportunities Fund may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

Borrowing from Banks
     High-Yield Opportunities Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Fund has an outstanding borrowing.

Investments by Fund of Funds
     Each Fund accepts investments from the series of Delaware Group Foundation Funds, a fund of funds (the "Foundation Funds"). From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by the Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains and could also increase transactions costs or portfolio turnover. The Manager will monitor such transactions and will attempt to minimize any adverse effects on the Funds and the Foundation Funds resulting from such transactions.

APPENDIX A--RATINGS
     Delchester Fund's assets may be invested primarily in bonds rated BBB or lower by S&P or Baa or lower by Moody's and in unrated corporate bonds. High-Yield Opportunities Fund's assets may be invested primarily in bonds rated BB or lower by S&P or Ba or lower by Moody's, and in bonds of comparable quality. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high-yield securities.

     The table set forth below shows the percentage of each Fund's securities included in each of the specified rating categories and shows the percentage of the Fund's assets held in U.S. government securities. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of each Fund's securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of each Fund's portfolio composition based on month end data for the fiscal year ended July 31, 1998. The paragraphs following the table contain excerpts from Moody's and S&P's rating descriptions.

                               Average Weighted      Average Weighted
                                 Percentage of        Percentage of
                                   Portfolio           Portfolio of
                                 of Delchester          High-Yield
 Rating Moody's and/or S&P           Fund           Opportunities Fund
---------------------------   ------------------   -------------------
United States Treasury
  Obligations                        4.43%                 --
Aaa/AAA                              2.08                 5.91%
Aa/AA                                 --                   --
A/A                                   --                   --
Baa/BBB                               --                   --
Ba/BB                                1.46                 2.17
B/B                                 79.43                80.50
Caa/CCC                              4.64                 5.74
Not Rated/Other                      7.96                 5.68


General Rating Information

Bonds

     Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa-- considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Commercial Paper
     Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

     Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

         Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Investments at 800-523-1918.


INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

SUB-ADVISER
Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103


CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

--------------------------------
STRATEGIC INCOME FUND
--------------------------------
A CLASS
B CLASS
C CLASS
--------------------------------



PROSPECTUS

--------------------------------

SEPTEMBER 29, 1998


DELAWARE(SM)
INVESTMENTS
==========

STRATEGIC INCOME FUND A CLASS SHARES
STRATEGIC INCOME FUND B CLASS SHARES                                  PROSPECTUS
STRATEGIC INCOME FUND C CLASS SHARES                          SEPTEMBER 29, 1998


                        ------------------------------

                  1818 Market Street, Philadelphia, PA 19103


                       For Prospectus and Performance:
                           Nationwide 800-523-1918



                      Information on Existing Accounts:
                             (SHAREHOLDERS ONLY)
                           Nationwide 800-523-1918


                               Dealer Services:
                            (BROKER/DEALERS ONLY)
                           Nationwide 800-362-7500


                  Representatives of Financial Institutions:
                           Nationwide 800-659-2265


     This Prospectus describes shares of Strategic Income Fund series (the "Fund") of Delaware Group Income Funds, Inc. ("Income Funds, Inc."), a professionally-managed mutual fund of the series type. The Fund's objective is to seek to provide investors with high current income and total return.


     This Fund may invest up to 60% of its assets in high-yielding, lower-rated or unrated fixed-income securities issued by U.S. companies, commonly known as "junk bonds." In addition, the Fund may invest a portion of its assets in fixed-income securities of issuers in foreign countries and denominated in foreign currencies and in U.S. equity securities, which may be unrated or rated below investment grade. Junk bonds and lower rated securities involve greater risks, including default risks, than higher rated securities. Purchasers should carefully assess these risks before investing in this Fund. See Investment Objective and Policies, Special Risk Considerations and Appendix A--Ratings.


     The Fund offers Strategic Income Fund A Class ("Class A Shares"), Strategic Income Fund B Class ("Class B Shares") and Strategic Income Fund C Class ("Class C Shares") (individually, a "Class" and collectively, the "Classes").


     This Prospectus relates only to the Classes listed above and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Fund's Statement of Additional Information ("Part B" of Income Funds, Inc.'s registration statement), dated September 29, 1998, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission ("SEC"). Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains Part B, material we incorporated by reference and other information regarding registrants that electronically file with the SEC.


The Fund's financial statements appear in its Annual Report, which will accompany any response to requests for Part B.

     The Fund also offers Strategic Income Fund Institutional Class, which is available for purchase only by certain investors. A prospectus for Strategic Income Fund Institutional Class can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers.

TABLE OF CONTENTS


Cover Page
Synopsis
Summary of Expenses
Financial Highlights
Investment Objective and Policies
     Suitability
     Investment Strategy
Special Risks Considerations
     High-Yield Securities
     Foreign Securities
The Delaware Difference
     Plans and services
Classes of Shares
How to Buy Shares
Redemption and Exchange
Dividends and Distributions
Taxes
Calculation of Offering Price and
     Net Asset Value Per Share
Management of the Fund
Other Investment Policies and
 Risk Considerations
Appendix A -- Ratings



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

Synopsis

Investment Objective
     The investment objective of the Fund is to seek to provide investors with high current income and total return. The Fund seeks to achieve its objective by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Fund may invest in U.S. equity securities. For further details, see Investment Objective and Policies, Special Risk Considerations and Other Investment Policies and
Risk Considerations.



Risk Factors and Special Considerations

     Prospective investors should consider the following:

     1. The Fund may invest up to 60% of its assets in high-yield, higher risk fixed-income securities issued by U.S. companies ("junk bonds"). In addition, a portion of the Fund's foreign fixed-income securities and U.S. equity securities may be rated below investment grade. Such securities may increase the risks of an investment in this Fund. See High-Yield Securities under Special Risk Considerations.

     2. Investing in securities of non-United States companies which are generally denominated in foreign currencies and the utilization of forward foreign currency exchange contracts involve certain risk and opportunity considerations not typically associated with investing in United States companies. See Special Risk Considerations and Other Investment Policies and Risk Considerations.

     3. The Fund has the ability to engage in options transactions for hedging purposes to counterbalance portfolio volatility. While the Fund does not engage in options transactions for speculative purposes, there are risks which result from the use of options, and an investor should carefully review the descriptions of these risks in this Prospectus. Certain options may be considered to be derivative securities. See Options under Other Investment Policies and Risk Considerations.

     4. The Fund may invest up to 15% of its net assets in issuers located or operating in markets of emerging countries. The securities in these countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Western European and other developed markets. See Special Risk Considerations.


Investment Manager, Sub-Adviser, Distributor and Transfer Agent
     Delaware Management Company (the "Manager") furnishes investment management services to the Fund, subject to the supervision and direction of Income Funds, Inc.'s Board of Directors. The Manager has entered into a sub-advisory agreement with Delaware International Advisers Ltd. (the "Sub-Adviser"), an affiliate of the Manager, with respect to the management of the Fund's investments in foreign government and other foreign fixed-income securities. The Manager and the Sub-Adviser also provide investment management services to certain of the other funds in the Delaware Investments family. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Investments family. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Investments family. See Summary of Expenses and Management of the Fund for further information regarding the Manager and the Sub-Adviser and the fees payable under the Fund's Investment Management and Sub-Advisory Agreements.

Sales Charges

     The price of Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price. The front-end sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated; if a dealer's commission is paid in connection with those purchases, a contingent deferred sales charge ("Limited CDSC") of 1% will be imposed if shares are redeemed during the first year after the purchase and 0.50% will be imposed if shares are redeemed during the second year after the purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

     The price of Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class B Shares are subject to annual 12b-1 Plan expenses which are assessed against such shares for approximately eight years after purchase. See Deferred Sales Charge Alternative -- Class B Shares and Automatic Conversion of Class B Shares under Classes of Shares.

     The price of Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses which are assessed against such shares for the life of the investment.


     See Classes of Shares, and Distribution (12b-1) and Service under Management of the Fund.


Purchase Amounts
     Generally, the minimum initial investment in any Class is $1,000. Subsequent investments generally must be at least $100.

     Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See How to Buy Shares.

Redemption and Exchange
     Class A Shares of the Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative -- Class A Shares under Classes of Shares.

     Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of

Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.


Open-End Investment Company
     Income Funds, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). Income Funds, Inc. was first organized as a Delaware corporation in 1970 and subsequently reorganized as a Maryland corporation on March 4, 1983. See Shares under Management of the Fund.

Summary of
Expenses

     A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C
Shares follows:




                                                                                  Class A       Class B        Class C
Shareholder Transaction Expenses                                                  Shares        Shares         Shares
------------------------------------------------------------------------------------------------------------------------


Maximum Sales Charge Imposed on Purchases (as a percentage of offering price).   4.75%       None           None
   Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of
   offering price) ...........................................................    None       None           None

Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
 price or redemption proceeds, as applicable) ................................    None(1)    4.00%(2)       1.00%(3)

Redemption Fees ..............................................................    None(4)    None(4)        None(4)


                                                                                  Class A      Class B        Class C
Annual Operating Expenses (as a percentage of average daily net assets)           Shares       Shares         Shares
------------------------------------------------------------------------------------------------------------------------
Management Fees (after voluntary waiver)6 ....................................    0.00%       0.00%         0.00%

12b-1 Expenses (including service fees) ......................................    0.25%(5)    1.00%(5)      1.00%(5)

Other Operating Expenses (after voluntary payments)6 .........................    0.75%       0.75%         0.75%
                                                                                  -------     -------       -------
  Total Operating Expenses (after voluntary waivers)6 ........................    1.00%       1.75%         1.75%
                                                                                  =======     =======       =======


(1) Class A purchases of $1 million or more may be made at net asset value. However, if in connection with any such purchase a dealer commission is paid to the financial adviser through whom such purchase is effected, a Limited CDSC of 1% will be imposed on certain redemptions made during the first year after purchase and 0.50% will be imposed on certain redemptions made during the second year after the purchase. Additional Class A purchase options involving the imposition of a CDSC may be permitted as described in this Prospectus from time to time. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

(2) Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. See Deferred Sales Charge Alternative -- Class B Shares and Contingent Deferred Sales Charge -- Class B Shares and Class C Shares under Classes of Shares.

(3) Class C Shares are subject to a CDSC of 1% if the shares are redeemed within 12 months of purchase. See Level Sales Charge Alternative -- Class C Shares and Contingent Deferred Sales Charge -- Class B Shares and Class C Shares under Classes of Shares.

(4) First Union National Bank currently charges $7.50 per redemption for redemptions payable by wire.

(5) Class A Shares, Class B Shares and Class C Shares are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). The annual 12b-1 Plan expenses for Class A Shares have been set by the Board of Directors at 0.25% of the average daily net assets of such Class. The maximum annual 12b-1 Plan expenses permitted under the 12b-1 Plan for Class A Shares are 0.30% of the average daily net assets of such Class. See Distribution (12b-1) and Service under Management of the Fund.

(6) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class do not exceed on an annualized basis (exclusive of 12b-1 Plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) 0.75% from the commencement of operations through December 31, 1998. In the absence of voluntary waivers, "Total Operating Expenses" for the Strategic Income Fund would be 1.73%, 2.48% and 2.48% for Class A, Class B and Class C Shares, respectively, reflecting management fees of 0.65%.

     Investors utilizing the Asset Planner asset allocation service also typically incur an annual maintenance fee of $35 per Strategy. However, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an Individual Retirement Account ("IRA") will pay an annual IRA fee of $15 per Social Security number. See Asset Planner in Part B.

     For expense information about the Strategic Income Fund Institutional Class of shares, see the separate prospectus relating to that class.

     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and (3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable. The following example assumes the voluntary waiver of the management fee and/or other payments of expenses by the Manager as discussed in this Prospectus.




                                        Assuming Redemption                           Assuming No Redemption
                            1 year     3 years     5 years     10 years     1 year     3 years     5 years     10 years
                           --------   ---------   ---------   ----------   --------   ---------   ---------   ---------

Class A Shares .........     $571        $78         $100        $ 164        $57        $78         $100       $ 164
Class B Shares .........     $ 58        $85         $115        $ 186(2)     $18        $55         $ 95       $ 186(2)
Class C Shares .........     $ 28        $55         $ 95        $ 206        $18        $55         $ 95       $ 206

(1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within two years after a purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

(2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. The ten-year expense numbers for Class B Shares reflect the expenses of Class B Shares for years one through eight and the expenses for Class A Shares for years nine and ten. See Automatic Conversion of Class B Shares under Classes of Shares for a description of the automatic conversion feature.

     This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

     The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly in owning shares of the Fund.

------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The following financial highlights are derived from the financial statements of Delaware Group Income Funds, Inc.-- Strategic Income Fund and have been audited by Ernst & Young LLP, independent auditors. The data for the most recent fiscal year should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in the Fund's Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge.


------------------------------------------------------------------------------


                                                  Strategic Income Fund A Class
                                                ----------------------------------
                                                                       Period
                                                      Year            10/1/96(1)
                                                      Ended            through
                                                     7/31/98           7/31/97
                                                ----------------  ----------------
Net asset value, beginning of period .........      $  5.700          $  5.500
Income from investment operations
Net investment income(2)......................         0.444             0.337
Net realized and unrealized gain (loss) on
 investments and foreign currencies ..........        (0.104)            0.204
                                                  ----------        ----------
Total from investment operations .............         0.340             0.541
                                                  ----------        ----------
Less dividends and distributions
Dividends from net investment income .........        (0.440)           (0.341)
Distributions from net realized gain on
 investment transactions .....................        (0.120)            none
                                                  ----------        ----------
Total dividends and distributions ............        (0.560)           (0.341)
                                                  ----------        ----------
Net asset value, end of period ...............    $    5.480        $    5.700
                                                  ==========        ==========
--------------------
Total return .................................          6.23%(3,6)       10.11%(3,6)
--------------------
Ratios and Supplemental Data
Net assets, end of period (000 omitted) ......    $   17,871        $    9,144
Ratio of expenses to average net assets ......          1.00%             1.00%
Ratio of expenses to average net assets
 prior to expense limitation .................          1.73%             2.12%
Ratio of net investment income to
 average net assets ..........................          7.93%             7.76%
Ratio of net investment income to
 average net assets prior to expense
 limitation ..................................          7.20%             6.64%
Portfolio turnover ...........................           175%              183%





                                                  Strategic Income Fund B Class      Strategic Income Fund C Class
                                                ----------------------------------  --------------------------------
                                                                       Period                            Period
                                                      Year            10/1/96(1)         Year           10/1/96(1)
                                                      Ended            through           Ended           through
                                                     7/31/98           7/31/97          7/31/98          7/31/97
                                                ----------------  ----------------  --------------  ----------------
Net asset value, beginning of period .........    $  5.700          $  5.500          $   5.700       $  5.500
Income from investment operations
Net investment income(2)......................       0.402             0.308              0.402          0.313
Net realized and unrealized gain (loss) on
 investments and foreign currencies ..........      (0.100)            0.203             (0.100)         0.198
                                                  ----------        ----------        ----------      ----------
Total from investment operations .............       0.302             0.511              0.302          0.511
                                                  ----------        ----------        ----------      ----------
Less dividends and distributions
Dividends from net investment income .........      (0.402)           (0.311)            (0.402)        (0.311)
Distributions from net realized gain on
 investment transactions .....................      (0.120)             none             (0.120)          none
                                                  ----------        ----------        ----------      ----------
Total dividends and distributions ............      (0.522)           (0.311)            (0.522)        (0.311)
                                                  ----------        ----------        ----------      ----------
Net asset value, end of period ...............    $  5.480          $  5.700          $   5.480        $ 5.700
                                                  ==========        ==========        ==========      ==========
--------------------
Total return .................................        5.32%(4,6)        9.53%(4,6)         5.32(5,6)      9.53%(5,6)
--------------------
Ratios and Supplemental Data
Net assets, end of period (000 omitted) ......    $ 15,602          $  6,878          $   5,276        $ 1,944
Ratio of expenses to average net assets ......        1.75%             1.75%              1.75%          1.75%
Ratio of expenses to average net assets
 prior to expense limitation .................        2.48%             2.87%              2.48%          2.87%
Ratio of net investment income to
 average net assets ..........................        7.18%             7.01%              7.18%          7.01%
Ratio of net investment income to
 average net assets prior to expense
 limitation ..................................        6.45%             5.89%              6.45%          5.89%
Portfolio turnover ...........................         175%              183%               175%           183%

-----------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) Per share information for the year ended July 31, 1998 was based on the average shares outstanding method.
(3) Does not reflect any maximum front-end sales charge that is or was in effect, nor the Limited CDSC that varies from 0.50% - 1%, depending on the holding period for Strategic Income Fund A Class, that would apply in the event of certain redemptions within 2 years of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Made at Net Asset Value.
(4) Does not reflect any CDSC that varies from 1% - 4%, depending on the holding period for Strategic Income Fund B Class. See Contingent Deferred Sales Charge--Class B and Class C Shares.
(5) Does not reflect the CDSC of 1% for Strategic Income Fund C Class for 12 months from the date of purchase. See Contingent Deferred Sales Charge-- Class B and Class C Shares.
(6)  Total return reflects expense limitations in effect for the Fund.

INVESTMENT OBJECTIVE AND POLICIES

SUITABILITY
     The Fund may be suitable for the investor interested in high current income and total return which, in part, is derived from such income. The net asset value per share of each Class may fluctuate in response to the condition of individual companies and general market and economic conditions and, as a result, the Fund is not appropriate for a short-term investor. The Fund cannot assure a specific rate of return or that principal will be protected. However, through the cautious selection and supervision of its portfolio, the Manager and the Sub-Adviser will strive to achieve the Fund's objective.

     The types of securities in which the Fund may invest are subject to price fluctuations particularly due to changes in interest rates and economic conditions. Investors should consider asset value fluctuation, as well as yield, in making an investment decision. While investments in unrated, lower-rated and certain restricted securities have the potential for higher yields, they are more speculative and increase the credit risk of the Fund's portfolio. Changes in the market value of portfolio securities will not affect interest income from such securities, but will be reflected in a Class' net asset value. In addition, investments in foreign fixed-income securities involve special risks, including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the United States. Investors should be willing to accept the risks, including the risk of net asset value fluctuations, associated with investing in these types of securities. See Special Risk Considerations and Other Investment Policies and Risk Considerations for a complete discussion of the risk factors affecting the Fund's portfolio securities.


     Ownership of Strategic Income Fund shares can reduce the bookkeeping and administrative inconveniences that is typically connected with direct purchases of the types of securities in which the Fund invests. Delaware Investments includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.


INVESTMENT STRATEGY
     The objective of the Fund is to seek to provide investors with high current income and total return. The Manager will seek to achieve this objective by allocating the Fund's investments principally among the following three sectors of the fixed-income securities markets:

     o a High-Yield Sector, consisting of high-yielding, lower-rated or unrated fixed-income securities issued by U.S. companies;

     o an Investment Grade Sector, consisting of investment grade debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and

     o an International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies.

     The Manager will determine the amount of assets of the Fund that will be allocated to each of the three sectors in which the Fund will invest, based on its analysis of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investment in each of the three sectors. The Manager will periodically reallocate the Fund's assets as it deems necessary, and as little as 20% and as much as 60% of the Fund's assets among sectors may be invested in each fixed-income sector. In addition, the Fund may invest up to 10% of its assets in U.S. equity securities.


Domestic High-Yield Sector
     The Manager will invest the Fund's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including, corporate notes (including convertible notes), units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs"). See Zero Coupon Bonds and Pay-In-Kind Bonds under Other Investment Policies and Risk Considerations. The Fund may also purchase preferred stock and convertible preferred stock.

     The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector of its portfolio will generally be rated BB or lower by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization. See Appendix C -- Ratings in this Prospectus for more rating information and High-Yield Securities under Special Risk Considerations for a description of the risks associated with investing in lower-rated fixed-income securities. Unrated bonds may be more speculative in nature than rated bonds.


Investment Grade Sector
     In managing the Fund's assets allocated to the investment grade sector, the Manager will invest primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures and commercial paper of U.S. companies.

     The U.S. government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government. See U.S. Government Securities under Other Investment Policies and Risk Considerations for a discussion of these types of securities.

     The investment grade sector of the Fund's portfolio may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. See Mortgage-Backed Securities under Other Investment Policies and Risk Considerations for a discussion of these types of securities. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). See CMOs and REMICs under Other Investment Polices and Risk Considerations for a discussion of these types of mortgage-backed securities.

     Subject to the quality limitations set forth in this Prospectus, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, and receivables regarding automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases. See Asset-Backed Securities under Other Investment Policies and Risk Considerations. The Fund may also invest in futures contracts and options on futures contracts subject to certain limitations. See Futures under Other Investment Policies and Risk Considerations.

     Securities purchased by the Fund within the investment grade sector will be rated in one of the four highest rating categories or will be unrated securities that are of comparable quality as determined by the Manager. The four highest rating categories are AAA, AA, A or BBB by S&P and Fitch, or Aaa, Aa, A or Baa by Moody's. Debt securities within the top three categories comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. Securities in the fourth category, known as medium-grade bonds, are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and speculative characteristics. See Appendix C -- Ratings in this Prospectus for more rating information.


International Sector
     The Sub-Adviser will invest the assets of the Fund that are allocated to the international sector primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.

     A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-Development Bank, the Export-Import Bank and the Asian Development Bank.

     The Fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, and "unsponsored" Depositary Receipts are issued without the participation of the issuer of the deposited security. The Fund may also invest in Brady Bonds, which are described more fully under Foreign Securities in the Special Risk Considerations section of this Prospectus. The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies. See Zero Coupon Bonds and Pay-In-Kind Bonds and Investment Company Securities under Other Investment Polices and Risk Considerations.

     The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the European Currency Unit. The Fund will, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations. See Other Investment Policies and Risk Considerations for a further description of the Fund's foreign currency transactions.

     While the Fund may purchase securities of issuers in any foreign country, developed and underdeveloped, no more than 15% of the Fund's assets may be invested in direct obligations of issuers located in emerging market countries. See Emerging Market Securities under Special Risk Considerations.

     The Fund will invest in both rated and unrated foreign securities. The rated securities that the Fund may purchase in the international sector of its portfolio may include those rated BBB or lower by S&P or Fitch, Baa or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. See

Appendix C -- Ratings in this Prospectus for more rating information and Foreign Securities and High-Yield Securities under Special Risk Considerations for a description of the risks associated with investing in foreign securities and lower-rated fixed-income securities.


Equity Sector
     Up to 10% of the Fund's assets may be invested in U.S. equity securities. Such investments may include common stocks, preferred stocks (including adjustable rate preferred stocks) and other equity securities, such as convertible securities and warrants, which may be used to create other permissible investments. Such investments must be consistent with the Fund's objective of high current income and total return. In addition, the Fund may invest in shares or convertible bonds of real estate investment trusts ("REITs"). See REITs under Special Risk Considerations for a discussion of these types of securities.

     In managing the Fund's assets allocated to the U.S. equity sector, the Manager may invest in securities that are rated and unrated. The securities may include those rated BBB or lower by S&P or Fitch, Baa or lower by Moody's or similarly rated by another nationally recognized statistical rating organization. See Appendix C -- Ratings in this Prospectus for more rating information and High-Yield Securities under Special Risk Considerations for a description of the risks associated with investing in lower-rated securities.

                                     * * *

     For a description of the Fund's other investment policies and for a further description of some of the policies described above, see Other Investment Policies and Risk Considerations.

     In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Fund may invest in repurchase agreements, but it normally does so only to invest cash balances. The Fund is permitted to borrow money.

     Although the Fund will constantly strive to attain its objective, there can be no assurance that it will be attained.

     The Fund's investment objective, and its designation as an open-end investment company and as a diversified fund, may not be changed unless authorized by the vote of a majority of the Fund's outstanding voting securities. A "majority vote of the outstanding voting securities" is the vote by the holders of the lesser of a) 67% or more of the Fund's voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or b) more than 50% of the outstanding voting securities. Part B lists other more specific investment restrictions of the Fund which may not be changed without a majority shareholder vote.

     The remaining investment policies of the Fund not identified above or in Part B as fundamental are not fundamental and may be changed by the Board of Directors of Income Funds, Inc. without a shareholder vote.

SPECIAL RISK CONSIDERATIONS

Generally
     The Fund invests a substantial portion of its assets in fixed-income securities. The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower-rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower-rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risk of default and a more limited and less liquid secondary market, are subject to greater volatility and risk of loss of income and principal than are higher-rated securities. The Manager will attempt to reduce such risk through sector allocation, portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

High-Yield Securities
     The Fund may invest a significant portion of its assets in bonds and other securities rated BBB or lower by S&P or Fitch, Baa or lower by Moody's, or similarly rated by another rating organization, and in unrated corporate bonds. See Appendix C--Ratings in this Prospectus for more rating information. Investing in these so-called "junk" bonds or "high-yield" securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade securities, and which should be considered by investors contemplating an investment in the Fund. High-yield bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds. In addition to the considerations discussed elsewhere in this Prospectus, those risks include the following:


     Volatility of the High-Yield Market. Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in a Class' net asset value.


     Redemptions. If, as a result of volatility in the high-yield market or other factors, the Fund experiences substantial net redemptions of the Fund's shares for a sustained period of time (i.e., more shares of the Fund are redeemed than are purchased), the Fund may be required to sell certain of its high-yield securities without regard to the investment merits of the securities to be sold. If the Fund sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Fund will decrease and the Fund's expense ratios may increase.

     Liquidity and Valuation. The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds, and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions that dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The privately placed high-yield securities that the Fund may purchase are particularly susceptible to the liquidity and valuation risks outlined above.


Foreign Securities
     The Fund has the ability to purchase debt securities in any foreign country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

     In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Consequently, financial data about foreign companies may not accurately reflect the real condition of those issuers and securities markets.

     Further, the Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

     Emerging Market Securities. The Fund may invest up to 15% of its assets in the debt securities of issuers located in emerging market nations. Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Countries such as those in which the Fund may invest have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

     Brady Bonds. Among the foreign fixed-income securities in which the Fund may invest are Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally commercial bank debt). In so restructuring its external debt, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions such as the World Bank and the International Monetary Fund, to exchange its commercial bank debt for newly issued bonds (Brady Bonds). The Sub-Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. Investors, however, should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. In addition, Brady Bonds have been issued only recently and, accordingly, do not have a long payment history.

     Foreign Government Securities. With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If foreign government or government-related issuers cannot generate sufficient earnings from foreign trade to service its external debt, they may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt. If a foreign governmental issuer defaults on its obligations, the Fund may have limited legal recourse against the issuer and/or guarantor.

     See Other Investment Policies and Risk Considerations for a further description of certain risks associated with certain of the Fund's investments, including the risks associated with engaging in foreign currency transactions and options.

THE DELAWARE DIFFERENCE

PLANS AND SERVICES

     The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the funds in the Delaware Investments family.



SHAREHOLDER PHONE DIRECTORY



Shareholder Service Center and Investor Information Center
     800-523-1918

     Information on Existing Regular Investment Accounts and Retirement Plan Accounts; Wire Investments; Wire Liquidations; Telephone Liquidations and Telephone Exchanges; Fund Information; Literature Price; Yield and Performance Figures

Delaphone
     800-362-FUND
     (800-362-3863)



Performance Information

     During business hours, you can call the Investor Information Center for current yield information. Current yield and total return information may also be included in advertisements and information given to shareholders. Yields are computed on an annual basis over a 30-day period.


Shareholder Services

     During business hours, you can call Delaware Investments' Shareholder Service Center. Our representatives can answer any questions about your account, the Fund, various service features and other funds in the Delaware Investments family.


Delaphone Service

     Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Fund, as well as other funds in the Delaware Investments family. Delaphone is available seven days a week, 24 hours a day.


Statements and Confirmations
     You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.


Duplicate Confirmations
     If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.

Tax Information
     Each year, Income Funds, Inc. will mail to you information on the tax status of your dividends and distributions.



Dividend Payments
     Dividends, capital gains and other distributions are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another Delaware Investments fund with a different investment objective, subject to certain exceptions and limitations.


     For more information, see Additional Methods of Adding to Your Investment -- Dividend Reinvestment Plan under How to Buy Shares or call the Shareholder Service Center.



Retirement Planning
     An investment in the Fund may be a suitable investment option for tax-deferred retirement plans. Delaware Investments offers a full spectrum of qualified and non-qualified retirement plans, including the popular 401(k) deferred compensation plan, IRA, and the new Roth IRA. Please call Delaware Investments at 800-523-1918 for more information.

MoneyLine(SM) Services
     Delaware Investments offers the following services for fast and convenient transfer of funds between your personal bank account and your Fund account.

1. MoneyLine(SM) Direct Deposit Service

     If you elect to have your dividends and distributions paid in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Dividends and Distributions. In addition, you may elect to have your Systematic Withdrawal Plan payments transferred from your Fund account to your predesignated bank account through this service. See Systematic Withdrawal Plans under Redemption and Exchange. This service is not available for certain retirement plans.

2. MoneyLine(SM) On Demand
     You or your investment dealer may request purchases and redemptions of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) or deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. This service is not available for retirement plans, except for purchases of shares by IRAs.

     For each MoneyLine(SM) Service, it may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any MoneyLine(SM) Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

Right of Accumulation

     With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Fund with the dollar amount of new purchases of Class A Shares of the Fund to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Investments family. See Classes of Shares.


Letter of Intention

     The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of shares of funds in the Delaware Investments family over a 13-month period. See Classes of Shares and Part B.



12-Month Reinvestment Privilege

     The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See Part B.


Exchange Privilege

     The Exchange Privilege permits you to exchange all or part of your shares into shares of the other mutual funds in the Delaware Investments family, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares, and Redemption and Exchange.


Wealth Builder Option

     You may elect to invest in the Fund through regular liquidations of shares in your accounts in other mutual funds in the Delaware Investments family. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Fund shares. See Additional Methods of Adding to Your Investment -- Wealth Builder Option and Investing by Exchange under How to Buy Shares, and Redemption and Exchange.


Financial Information about the Fund
     Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. Income Funds, Inc.'s fiscal year ends on July 31.

CLASSES OF SHARES

Alternative Purchase Arrangements
     Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").

     Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently, no more than 0.25% pursuant to Board action) of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative--Class A Shares, below. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange and Distribution (12b-1) and Service under Management of the Fund.

     Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within six years of purchase. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, Class B Shares will automatically be converted into Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 12b-1 Plan fee of up to 0.30% for Class A Shares will apply. See Automatic Conversion of Class B Shares, below.

     Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.


     The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition the effect of any return earned on such additional money will diminish over time.

In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each Class is subject to and the desirability of an automatic conversion feature, which is available only for Class B Shares.


     For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b- 1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Distribution (12b-1) and Service under Management of the Fund.


     Dividends, if any, paid on Class A, Class B and Class C Shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.


     The NASD has adopted certain rules relating to investment company sales charges. Income Funds, Inc. and the Distributor intend to operate in compliance with these rules.

Front-End Sales Charge Alternative--Class A Shares
     Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value Per Share.

     Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.




                     Strategic Income Fund A Class
--------------------------------------------------------------------------------
                                                                Dealer's
                             Front-End Sales Charge          Commission(3)
                                     as % of                    as % of
                            Offering        Amount             Offering
   Amount of Purchase         Price      Invested(2)             Price
--------------------------------------------------------------------------------
Less than $100,000           4.75%          4.93%               4.00%
$100,000 but under
   $250,000                  3.75           3.83                3.00
$250,000 but under
   $500,000                  2.50           2.55                2.00
$500,000 but under
   $1,000,000(1)             2.00           2.01                1.60

(1) There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more but, under certain limited circumstances, a Limited CDSC of 1% may apply upon redemption of such shares made during the first year after purchase and 0.50% may apply upon redemption of such shares made during the second year after the purchase.

(2) Based upon the net asset value per share of Class A Shares as of the end of Income Funds, Inc.'s most recent fiscal year.

(3) Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.


--------------------------------------------------------------------------------

The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.


From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of shares of the funds in the Delaware Investments family may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.


--------------------------------------------------------------------------------

     Beginning July 1, 1998, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:



                                                Dealer's Commission
                                                (as a percentage of
         Amount of Purchase                     amount of purchase)
------------------------------------           --------------------
Up to $5 million                                        1.00%
Next $20 million up to $25 million                      0.50
Amount over $25 million                                 0.25

     Such Class A Shares are subject to a Limited CDSC of 1% if shares are redeemed during the first year after purchase and 0.50% if shares are redeemed during the second year after the purchase.

     For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other funds in the Delaware Investments family as to which a Limited CDSC applies may be aggregated with those of Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

     An exchange from other funds in the Delaware Investments family will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.


     Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.


Combined Purchases Privilege

     By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Fund and shares of the other funds in the Delaware Investments family, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Investments fund holdings. In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other fund holdings in the Delaware Investments family. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a fund in the Delaware Investments family that does carry a front-end sales charge or CDSC.


     This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.

     This privilege also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.


     Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge--Alternative Class A Shares, above.



Allied Plans
     Class A Shares are available for purchase by participants in certain defined contribution plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares.

     Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

     A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated.

     The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge--Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Buying Class A Shares at Net Asset Value

     Class A Shares may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege. See The Delaware Difference and Redemption and Exchange for additional information.

     Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

     Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

     Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc.'s (formerly named Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value product available through Delaware Investments, or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of fund in the Delaware Investments family and such employer has properly represented to Retirement Financial Services, Inc. in writing that it has the requisite number of employees and has received written confirmation back from Retirement Financial Services, Inc. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

     Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Investments account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

     Investors in Delaware Investments Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Investments family at net asset value.


     The Fund must be notified in advance that an investment qualifies for purchase at net asset value.

Group Investment Plans

     Group Investment Plans (e.g., SEP/IRA, SAR/SEP, SIMPLE IRA, SIMPLE 401(k), Profit Sharing, Money Purchase Pension, 401(k) Defined Contribution Plans, and 403(b)(7) and 457 Deferred Compensation Plans) may benefit from the reduced front-end sales charges available on Class A Shares based on total plan assets. If a company has more than one plan investing in the funds in the Delaware Investments family, then the total amount invested in all plans will be aggregated to determine the applicable front-end sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Fund that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement investment accounts in Delaware Investments if, at the time of each such purchase, they notify the Fund that they are eligible to combine purchase amounts held in their plan account.

     The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.


     For additional information on retirement plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.


     For other retirement plans and special services, call the Shareholder Service Center.


Deferred Sales Charge Alternative--Class B Shares

     Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.


     Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

     Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.


Automatic Conversion of Class B Shares
     Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

     Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

     All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.


Level Sales Charge Alternative--Class C Shares

     Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.


     Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

     Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Prospectus. See Redemption and Exchange.


Contingent Deferred Sales Charge--Class B Shares and Class C Shares

     Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Fund, even if those shares are later exchanged for shares of another fund in the Delaware Investments family. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.


     The following table sets forth the rates of the CDSC for Class B Shares of the Fund:

                                            Contingent Deferred
                                            Sales Charge (as a
                                               Percentage of
  Year After                                   Dollar Amount
Purchase Made                               Subject to Charge)
---------------------------                --------------------
  0-2                                      4%
  3-4                                      3%
  5                                        2%
  6                                        1%
  7 and thereafter                         None


     During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently, no more than 0.25% pursuant to Board action) of average daily net assets of such shares.

     In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

     All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

     The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange.



Other Payments to Dealers--Class A, Class B and Class C Shares

     From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the funds in the Delaware Investments family. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

     Subject to pending amendments to the NASD's Conduct Rules, in connection with the promotion of shares of the funds in the Delaware Investments family, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the SEC. It is likely that the NASD's Conduct Rules will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Conduct Rules as they may be amended.

Institutional Class
     In addition to offering Class A, Class B and Class C Shares, the Fund also offers Strategic Income Fund Institutional Class, which is described in a separate prospectus and is available for purchase only by certain investors. Strategic Income Fund Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 Plan distribution expenses. To obtain the prospectus that describes Strategic Income Fund Institutional Class, contact the Distributor by writing to the address or by calling the telephone number listed on the back cover of this Prospectus.

HOW TO BUY SHARES

Purchase Amounts
     Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Minimum purchase requirements do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which Class is selected.

     There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC. For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan.


     The Fund makes it easy to invest through your investment dealer, by mail, by wire and by exchange.


Investing through Your Investment Dealer

     You can make a purchase of shares of the Fund through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, the Delaware Investments can refer you to one.


Investing by Mail

1. Initial Purchases--An Investment Application or, in the case of a retirement plan account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to Strategic Income Fund A Class, Strategic Income Fund B Class or Strategic Income Fund C Class, to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.


2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from Income Funds, Inc. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.



Investing by Wire

     You may purchase shares by requesting your bank to transmit funds by wire to First Union National Bank.

1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement plan account, an appropriate retirement plan application, for the specific Fund and Class selected, to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to First Union National Bank.

     If you want to wire investments to your account, call the Shareholder Service Center for special wiring instructions. You should advise the Shareholder Service Center by telephone of each wire you send.


Investing by Exchange

     If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

     Holders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other funds in the Delaware Investments family. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other funds in the Delaware Investments family. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

     Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.


     See Allied Plans under Classes of Shares for information on exchanges by participants in an Allied Plan.



Additional Methods of Adding to Your Investment
     Call the Shareholder Service Center for more information if you wish to use the following services:

1. Automatic Investing Plan
     The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize Income Funds, Inc. to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

2. Direct Deposit
     You may have your employer or bank make regular investments directly to your account for you (for example: payroll deduction, pay by phone, annuity payments). The Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                     * * *

     Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, Income Funds, Inc. has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Fund.


3. MoneyLine(SM) On Demand
     Through the MoneyLine(SM) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your predesignated bank account to your Fund account. See MoneyLine(SM) Services under The Delaware Difference for additional information about this service.

4. Wealth Builder Option
     You can use our Wealth Builder Option to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Investments family. You may also elect to invest in other mutual funds in the Delaware Investments family through the Wealth Builder Option through regular liquidations of shares in your Fund account.

     Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds in the Delaware Investments family and invested automatically into any other account in a fund in the Delaware Investments family that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation in Wealth Builder at any time by giving written notice to the fund from which the exchanges are made. See Redemption and Exchange.


     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.


5. Dividend Reinvestment Plan
     You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your Fund account. Or, you may invest your distributions in certain other funds in the Delaware Investments family, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

     Reinvestments of distributions into Class A Shares of the Fund or of other funds in the Delaware Investments family are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Fund or of other funds in the Delaware Investments family or into Class C Shares of the Fund or of other funds in the Delaware Investments family are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.

     Holders of Class A Shares of the Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Investments family, including the Fund. Holders of Class B Shares of the Fund may reinvest their distributions only into Class B Shares of the funds in the Delaware Investments family which offer that class of shares. Similarly, holders of Class C Shares of the Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares. For more information about reinvestments, call the Shareholder Service Center.


     Capital gains and/or dividend distributions to participants in the following retirement plans are automatically reinvested into the same Delaware Group fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans or 403(b)(7) or 457 Deferred Compensation Plans.


Purchase Price and Effective Date
     The offering price and net asset value of Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

     The effective date of a purchase made through an investment dealer is the date the order is received by the Fund, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.



The Conditions of Your Purchase

     The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.


     The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

REDEMPTION AND EXCHANGE


     You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other bond funds, equity funds, tax-advantaged funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Investments family will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.


     All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

     Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

     The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

     There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.


     Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments family (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.


     Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

     All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.


Written Redemption

     You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("Stamp"). A signature guarantee cannot be provided by a notary public. A signature guarantee is designed to protect the shareholders, the Fund and its agent from fraud. The Fund reserves the right to reject a signature guarantee supplied by an institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.


     Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.



Written Exchange

     You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Investments family, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange

     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificate(s).


     The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

     Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.


Telephone Redemption--Check to Your Address of Record
     The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.



Telephone Redemption--Proceeds to Your Bank

     Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. First Union National Bank's fee (currently $7.50) will be deducted from your redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

MoneyLine(SM) On Demand
     Through the MoneyLine(SM) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your Fund account to your predesignated bank account. See MoneyLine(SM) Services under The Delaware Difference for additional information about this service.

Telephone Exchange

     The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in the Delaware Investments family under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.



Systematic Withdrawal Plans


1.  Regular Plans
     This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no fees for this redemption method. See MoneyLine(SM) Services under The Delaware Difference for more information about this service.

2.  Retirement Plans

     For shareholders eligible under the applicable retirement plan to receive benefits in periodic payments, the Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLine(SM) Direct Deposit Service described above is not available for certain retirement plans.


                                     * * *

     Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

     Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission was paid on that purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below.

     The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares, below.

     For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.


Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value


     For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1% if shares are redeemed during the first year after the purchase; and (2) 0.50% if shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission previously described. See Classes of Shares.

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of (1) the net asset value at the time of purchase of Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class A Shares even if those shares are later exchanged for shares of another fund in the Delaware Investments family and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.


     Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another fund in the Delaware Investments family will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.


     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.


Waiver of Limited Contingent Deferred Sales Charge--Class A Shares
     The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2 and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).



Waiver of Contingent Deferred Sales Charge--Class B and Class C Shares

     The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plans; (iii) periodic distributions from an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

     The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plan upon attainment of age 70 1/2 and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.


     In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND DISTRIBUTIONS

     The Fund expects to declare a dividend each day and to pay such dividends once each month. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Distributions from net realized securities profits, if any, will be distributed twice a year. The first payment normally would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code.

     Purchases of shares by wire begin earning dividends when converted into Federal Funds and are available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable guarantee of timely receipt from an investor meeting the Fund's credit policies, the purchase will start earning dividends on the day the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

     Dividends will be declared each day to all shareholders of record as of the time the offering price of shares is determined. See Purchase Price and Effective Date under How to Buy Shares. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.

     Each class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the per share dividends from net investment income on Class A Shares, Class B Shares and Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Fund.


     Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in your account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. See MoneyLine(SM) Services under The Delaware Difference for more information about this service.

TAXES

     The tax discussion set forth below is included for general information only. Investors should contact their own advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.


     The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code, and it satisfies certain other requirements relating to the sources of its income and diversification of its assets.

     On August 5, 1997, the Taxpayer Relief Act of 1997 (the "1997 Act") was signed into law. This new law made sweeping changes in the Code. Because many of these changes are complex, and only indirectly affect a Fund and its distributions to you, they are discussed in Part B. Changes in the treatment of capital gains, however, are discussed in this section.


     The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, whether received in cash or in additional shares. It is expected that either none or only a nominal portion of the Fund's dividends will be eligible for the dividends-received deduction for corporations.

     Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.


The Treatment of Capital Gain Distributions under the Taxpayer Relief Act of
1997
     The 1997 Act creates a category of long-term capital gain for individuals who will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum rate of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum rate of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when a Fund's securities were sold and how long they were held by the Fund before they were sold. The holding periods for which the new rates apply were revised by the Internal Revenue Service Restructuring and Reform Act of 1998. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in Part B, or should contact their own tax advisers.

     Income Funds, Inc. will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates.


     Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

     The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund and any other fund in the Delaware Investments family. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gains dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon the sale of such shares) if the sale proceeds are reinvested in the Fund or in another fund in the Delaware Investments family and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.


     The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.

     The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% in value of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to its shareholders a pro-rata share of foreign income taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro-rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. Shareholders will be informed by the Fund at the end of each calendar year of the availability of any credits on, and the amount of foreign source income to be included in, their income tax returns.


     In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. For example, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Because investors' state and local taxes may be different than the federal taxes described above, investors should consult their own tax advisers.

     Each year, Income Funds, Inc. will mail to you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.


     Income Funds, Inc. is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

     See Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

     The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Debt securities are priced on the basis of valuations provided by an independent pricing service using methods approved by Income Funds, Inc.'s Board of Directors. Equity securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Income Funds, Inc.'s Board of Directors.

     Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.

     The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

     The net asset values of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that Strategic Income Fund Institutional Class will not incur any of the expenses under Income Funds Inc.'s 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective 12b-1 Plans. Due to the specific distribution expenses and other costs that may be allocable to each class, the NAV of each class is expected to vary.

MANAGEMENT OF THE FUND

Directors
     The business and affairs of Income Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Income Funds, Inc.'s directors and officers.


Investment Manager and Sub-Adviser
     The Manager furnishes investment management services to the Fund.


     The Manager and its predecessors have been managing the funds in the Delaware Investments since 1938. On July 31, 1998, the Manager and its affiliates in Delaware Investments, including the Sub-Adviser, were managing in the aggregate more than $43 billion in assets in the various institutional or separately managed (approximately $25,873,990,000) and investment company (approximately $17,929,500,000) accounts. The directors of Income Funds, Inc. annually review fees paid to the Manager.

     The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998. The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.


     The Manager manages the Fund's portfolio and makes investment decisions for the Fund. The Manager also administers Income Funds, Inc.'s affairs and pays the salaries of all the directors, officers and employees of Income Funds, Inc. who are affiliated with the Manager. For these services, the Manager is paid an annual fee equal to 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion. For the fiscal year ended July 31, 1998, no investment management fees were paid by the Fund as a result of the voluntary waiver of fees by the Manager.

     Subject to the overall supervision of the Manager, the Sub-Adviser manages the international sector of the Fund's portfolio and furnishes the Manager with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to the Manager, the Manager pays the Sub-Adviser a fee equal to one-third of the fee paid to the Manager under the terms of the Investment Management Agreement.

     Paul A. Matlack has primary responsibility for allocating the Fund's assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Fund regarding its investments in the high-yield sector. Mr. Matlack, a Vice President/Senior Portfolio Manager of Income Funds, Inc., has been a member of the Fund's management team since its inception. A CFA charterholder, Mr. Matlack is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank.

     Paul Grillo has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in investment grade securities. Mr. Grillo has been a member of the Fund's management team since its inception. Mr. Grillo, a Vice President and Portfolio Manager of Income Funds, Inc., holds a BA in Business Management from North Carolina State University and an MBA in Finance from

Pace University. Prior to joining the Manager in 1993, he served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a CFA charterholder.

     Ian G. Sims, a Director and Senior Portfolio Manager with the Sub-Adviser, has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in foreign securities. Mr. Sims has been a member of the Fund's management team since its inception. Mr. Sims is a graduate of the University of Leicester and holds a postgraduate degree in statistics from the University of Newcastle-Upon-Tyne. He joined the Sub-Adviser in 1990 as a senior international fixed-income and currency manager. Mr. Sims began his investment career with the Standard Life Assurance Co., and subsequently moved to the Royal Bank of Canada Investment Management International Company, where he was an international fixed-income manager. Prior to joining the Sub-Adviser, he was a senior fixed-income and currency portfolio manager with Hill Samuel Investment Advisers Ltd.

     Babak Zenouzi has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in U.S. equity securities. Mr. Zenouzi, a Vice President/Portfolio Manager of Income Funds, Inc., has been a member of the Fund's management team since its inception. Mr. Zenouzi holds a BS in Finance and Economics from Babson College in Wellesley, Massachusetts, and an MS in Finance from Boston College. Prior to joining the Manager in 1992, he was with The Boston Company where he held the positions of assistant vice president, senior financial analyst, financial analyst and portfolio accountant.


     The portfolio management team will from time to time consult with Paul E. Suckow, Executive Vice President/Chief Investment Officer, Fixed Income of Income Funds, Inc., with respect to security selection, evaluation of market and economic trends, and sector allocation. A CFA charterholder, he is a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981 to 1985. He returned to Delaware Investments in 1993 after eight years with Oppenheimer Management Corporation where he served as Executive Vice President and Director of Fixed Income.


     Portfolio Trading Practices

     The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders.

     The Manager and Sub-Adviser use their best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or to the Sub-Adviser, or to their advisory clients. These services may be used by the Manager or Sub-Adviser in servicing any of their respective accounts. Subject to best price and execution, the Manager and the Sub-Adviser may consider a broker/dealer's sales of the shares of funds in the Delaware Investments family in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

Performance Information
     From time to time, the Fund may quote yield or total return performance of the Classes in advertising and other types of literature.

     The current yield for each Class will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

     Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year (or life-of-fund, if applicable) periods. The Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes the deductions of the maximum front-end sales charge or any applicable CDSC.

     Yield and net asset value fluctuate and are not guaranteed. Past performance is not considered a guarantee of future results.

Distribution (12b-1) and Service
     The Distributor, Delaware Distributors, L.P., serves as the national distributor for the Fund's shares under a separate Distribution Agreement with Income Funds, Inc. dated as of September 30, 1996.

     Income Funds, Inc. has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares (the "Plans"). The Plans permit the Fund to pay the Distributor from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares.

     These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Income Funds, Inc.

     The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares of the Fund are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

     The aggregate fees paid by the Fund from the assets of the respective Classes to the Distributor and others under the Plans may not exceed (i) 0.30% of the Class A Shares' average daily net assets in any year, and

(ii) 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets in any year. The Fund's Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval.

     Although the maximum fee payable under the Plan relating to Class A Shares is 0.30% of average daily net assets, the Board of Directors has currently set the annual fee for the Class at 0.25% of the average daily net assets. The Board of Directors may increase the fee to the full 0.30% on all Class A Shares' assets at any time. See Shares.

     While payments pursuant to the Plans may not exceed 0.30% annually with respect to Class A Shares, and 1% annually with respect to each of the Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor are subject to the review and approval of Income Funds, Inc.'s unaffiliated directors, who may reduce the fees or terminate the Plans at any time.

     The Plans do not apply to Strategic Income Fund Institutional Class. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of Strategic Income Fund Institutional Class.


     The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for Income Funds, Inc. under an amended and restated agreement dated as of September 14, 1998. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.

     The directors of Income Funds, Inc. annually review fees paid to the Distributor and the Transfer Agent. The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

                                     * * *
     As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Income Funds, Inc. is taking steps to obtain satisfactory assurances that the Fund's major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

     Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. If the Fund is invested in securities of participating countries it could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. Income Funds, Inc. is taking steps to obtain satisfactory assurances that the major service providers of the Fund are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Expenses

     The Fund is responsible for all of its own expenses to other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement.

     For the fiscal year ended July 31, 1998, the ratios of expenses average daily net assets for Class A Shares, Class B Shares and Class C Shares were 1.00%, 1.75% and 1.75%, respectively, reflecting the impact of 12b-1 Plan payments and the voluntary waivers and payments of fees by the Manager. Without the voluntary waivers and payments of fees by the Manager, the ratios of expenses to average daily net assets for Class A Shares, Class B Shares and Class C Shares were 1.73%, 2.48% and 2.48%, respectively, reflecting 12b-1 Plan payments.

Shares

     Income Funds, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Income Funds, Inc. was organized as a Maryland corporation on March 4, 1983. Income Funds, Inc. was previously organized as a Delaware corporation in 1970. In addition to the Fund, Income Funds, Inc. presently offers four other series of shares, Corporate Bond Fund series, Delchester Fund series, Extended Duration Bond Fund series and High-Yield Opportunities Fund series.

     Fund shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects. Income Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of Income Funds, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Income Funds, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act.

     In addition to Class A Shares, Class B Shares and Class C Shares, the Fund also offers the Strategic Income Fund Institutional Class shares. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Strategic Income Fund Institutional Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to Class A, Class B and Class C Shares. Similarly, as a general matter, the shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A Shares.


OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

U.S. Government Securities
     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, the Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

     An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

     The maturities of such securities usually range from three months to thirty years. While such securities are guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in the Fund's portfolio, cause a Class' daily net asset value to fluctuate.

Zero Coupon Bonds and Pay-In-Kind Bonds
     Although the Fund does not intend to purchase a substantial amount of zero coupon bonds or PIK bonds, from time to time, the Fund may acquire zero coupon bonds and, to a lesser extent, PIK bonds. Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. PIK bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Fund. For example, with zero coupon bonds, the Fund accrues, and is required to distribute to shareholders, income on such bonds. However, the Fund may not receive the cash associated with this income until the bonds are sold or mature. If the Fund did not have sufficient cash to make the required distribution of accrued income, the Fund could be required to sell other securities in its portfolio or to borrow to generate the cash required.

Mortgage-Backed Securities
     The Fund may invest in mortgage-backed securities, including GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

     The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

CMOs and REMICs
     CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Fund may invest are considered by the Securities and Exchange Commission to be investment companies, the Fund will limit its investment in such securities in a manner consistent with the provisions of the 1940 Act.

     Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Fund may invest.

     Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

     Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of the Fund's net assets.

     The Fund may invest in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Fitch, or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Asset-Backed Securities
     The asset-backed securities in which the Fund may invest must be rated in the four top rating categories by a nationally recognized statistical rating organization (e.g., BBB or better by S&P and Fitch, or Baa or better by Moody's). The receivables underlying asset-backed securities are typically securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. The Fund may invest in these and other types of asset-backed securities structured in this way that may be developed in the future.

     The rate of principal payment on asset-backed securities generally depends upon the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Borrowings

     The Fund may borrow money as a temporary measure or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Fund has an outstanding borrowing.

When-Issued and Delayed Delivery Securities
     The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will maintain with its custodian bank a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Portfolio Loan Transactions
     The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors.

     The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Rule 144A Securities
     The Fund may invest in restricted securities, including privately placed securities, some of which may be eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Fund. The Fund may invest no more than 15% of the value of its net assets in illiquid securities.

     While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A
Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

     If the Manager or Sub-Adviser determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Investment Company Securities
     Any investments that the Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Fund may not (1) own more than 3% of the voting stock of another investment company;
(2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies.


Repurchase Agreements

     In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e. the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 15% of the Fund's assets may be invested in illiquid assets of which no more than 10% may be invested in repurchase agreements of over seven-days' maturity. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.


Foreign Currency Transactions
     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

     The Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

     When the Sub-Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

     The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

     At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions. With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

     It is impossible to forecast the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.


Options

     The Manager and the Sub-Adviser may employ options techniques in an attempt to protect appreciation attained and to take advantage of the liquidity available in the options market. The Fund may purchase call options on foreign or U.S. securities and indices and enter into related closing transactions and the Fund may write covered call options on such securities. The Fund may also purchase put options on such securities and indices and enter into related closing transactions.


     A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. A covered call option obligates the writer, in return for the premium received, to sell the securities subject to the option to the purchaser of the option for an agreed upon price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or take advantage of a rise in a particular index. The Fund will only purchase call options to the extent that premiums paid on all outstanding call options do not exceed 2% of its total assets.

     A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period, and the writer of the option has the obligation to purchase the security from the purchaser of the option. The Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 2% of its total assets. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline.

     An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

     Closing transactions essentially let the Fund offset put options or call options prior to exercise or expiration. If the Fund cannot effect closing transactions, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

     In purchasing put and call options, the premium paid by the Fund plus any transaction costs will reduce any benefit realized by the Fund upon exercise of the option. With respect to writing covered call options, the Fund may lose the potential market appreciation of the securities subject to the option, if the Manager's or the Sub-Adviser's judgment is wrong and the price of the security moves in the opposite direction from what was anticipated.


     The Fund may use both Exchange-traded and over-the-counter options. Certain over-the-counter options may be illiquid. The Fund will only invest in such options to the extent consistent with its 15% limitation on investment in illiquid securities. The Fund will comply with U.S. Securities and Exchange Commission asset segregation and coverage requirements when engaging in these types of transactions.


Futures
     Futures contracts are agreements for the purchase or sale for future delivery of securities. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities called for by the contract at a specified price during a specified future month.

     While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

     The Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

     The purpose of the purchase or sale of futures contracts consisting of U.S. government securities is to protect the Fund against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of U.S. government securities at higher prices.

REITs
     REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as Income Funds, Inc., REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

Appendix A - Ratings

     The Fund's assets may be invested in securities rated BBB or lower by S&P or Fitch, Baa or lower by Moody's, in securities similarly rated by another nationally recognized statistical rating organization, and in unrated corporate bonds. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high-yield securities.

     The table set forth below shows the percentage of the Fund's securities included in each of the specified rating categories and shows the percentage of the Fund's assets held in U.S. government securities. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of the Fund's securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of the Fund's portfolio composition based on the fiscal year ended July 31, 1998. The paragraphs following the table contain excerpts from Moody's and S&P's rating descriptions.



                                  Average Weighted
Rating Moody's and/or S&P      Percentage of Portfolio
---------------------------   ------------------------
U.S. Treasury Obligations              5.86%
Aaa/AAA                               29.63
Aa/AA                                  7.69
A/A                                    5.68
Baa/BBB                                7.07
Ba/BB                                  1.04
B/B                                   43.03
Caa/CCC                                 --
Not Rated/Other                         --


General Rating Information

Bonds
     Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC-- regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.


     Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA-- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bond are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.


     Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper
     Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

     Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

For more information, contact
Delaware Investments at 800-828-5052.



INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

SUB-ADVISER
Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103


CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

----------------------------------------

STRATEGIC INCOME FUND

----------------------------------------

INSTITUTIONAL

----------------------------------------





P R O S P E C T U S

-----------------------------------------

SEPTEMBER 29, 1998






DELAWARE(SM)
INVESTMENTS
-----------

STRATEGIC INCOME FUND                                                PROSPECTUS
INSTITUTIONAL CLASS SHARES                                  SEPTEMBER 29, 1998
         -------------------------------------------------------------

                  1818 Market Street, Philadelphia, PA 19103

                          For more information about
                  Strategic Income Fund Institutional Class call Delaware Investments at 800-828-5052.

     This Prospectus describes shares of Strategic Income Fund series (the "Fund") of Delaware Group Income Funds, Inc. ("Income Funds, Inc."), a professionally-managed mutual fund of the series type. The investment objective of the Fund is to seek to provide investors with high current income and total return.

     This Fund may invest up to 60% of its assets in high-yielding, lower-rated or unrated fixed-income securities issued by U.S. companies, commonly known as "junk bonds." In addition, the Fund may invest a portion of its assets in fixed-income securities of issuers in foreign countries and denominated in foreign currencies and in U.S. equity securities, which may be unrated or rated below investment grade. Junk bonds and lower rated securities involve greater risks, including default risks, than higher rated securities. Purchasers should carefully assess these risks before investing in this Fund. See Investment Objective and Policies, Special Risk Considerations and Appendix A -- Ratings.

     The Fund offers Strategic Income Fund Institutional Class (the "Class") of shares.

     This Prospectus relates only to the Class and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Fund's Statement of Additional Information ("Part B" of Income Funds, Inc.'s registration statement), dated September 29, 1998, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission ("SEC"). Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above number. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains Part B, material we incorporated by reference, and other information regarding registrants that electronically file with the SEC. The Fund's financial statements appear in its Annual Report, which will accompany any response to requests for Part B.

     The Fund also offers Strategic Income Fund A Class, Strategic Income Fund B Class and Strategic Income Fund C Class. Shares of these classes are subject to sales charges and other expenses, which may affect their performance. A prospectus for these classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling 800-523-1918.

 TABLE OF CONTENTS

Cover Page.....................................................
Synopsis.......................................................
Summary of Expenses............................................
Financial Highlights...........................................
Investment Objective and Policies..............................
 Suitability...................................................
 Investment Strategy...........................................
Special Risks Considerations...................................
 High-Yield Securities.........................................
 Foreign Securities............................................
Classes of Shares..............................................
How to Buy Shares..............................................
Redemption and Exchange........................................
Dividends and Distributions....................................
Taxes..........................................................
Calculation of Net Asset Value Per Share.......................
Management of the Fund.........................................
Other Investment Policies and
 Special Risk Considerations...................................
Appendix A--Ratings............................................

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUNDS ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUNDS ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

Investment Objective
     The investment objective of the Fund is to seek to provide investors with high current income and total return. The Fund seeks to achieve its objective by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Fund may invest in U.S. equity securities. For further details, see Investment Objective and Policies, Special Risk Considerations and Other Investment Policies and

Risk Considerations.

Risk Factors and Special Considerations

     Prospective investors should consider the following:

     1. The Fund may invest up to 60% of its assets in high-yield, higher risk fixed-income securities issued by U.S. companies ("junk bonds"). In addition, a portion of the Fund's foreign fixed-income securities and U.S. equity securities may be rated below investment grade. Such securities may increase the risks of an investment in this Fund. See High-Yield Securities under Special Risk Considerations.

     2. Investing in securities of non-United States companies which are generally denominated in foreign currencies and the utilization of forward foreign currency exchange contracts involve certain risk and opportunity considerations not typically associated with investing in United States companies. See Special Risk Considerations and Other Investment Policies and Risk Considerations.

     3. The Fund has the ability to engage in options transactions for hedging purposes to counterbalance portfolio volatility. While the Fund does not engage in options transactions for speculative purposes, there are risks which result from the use of options, and an investor should carefully review the descriptions of these risks in this Prospectus. Certain options may be considered to be derivative securities. See Options under Other Investment Policies and Risk Considerations.

     4. The Fund may invest up to 15% of its net assets in issuers located or operating in markets of emerging countries. The securities markets in these countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Western European and other developed markets. See Special Risk Considerations.

Investment Manager, Sub-Adviser, Distributor and Transfer Agent
     Delaware Management Company (the "Manager") furnishes investment management services to the Fund, subject to the supervision and direction of Income Funds, Inc.'s Board of Directors. The Manager has entered into a sub-advisory agreement with Delaware International Advisers Ltd. (the "Sub-Adviser"), an affiliate of the Manager, with respect to the management of the Fund's investments in foreign government and other foreign fixed-income securities. The Manager and the Sub-Adviser also provide investment management services to certain other funds in the Delaware Investments family. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Investments family. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Investments family. See Summary of Expenses and Management of the Fund for further information regarding the Manager and the Sub-Adviser and the fees payable under the Fund's Investment Management and Sub-Advisory Agreements.

Purchase Price
     Shares of the Class offered by this Prospectus are available at net asset value, without a front-end or contingent deferred sales charge, and are not subject to distribution fees under a Rule 12b-1 distribution plan. See Classes of Shares.

Redemption and Exchange
     Shares of the Class are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. See Redemption and Exchange.

Open-End Investment Company
     Income Funds, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). Income Funds, Inc. was first organized as a Delaware corporation in 1970 and subsequently organized as a Maryland corporation on March 4, 1983. See Shares under Management of the Fund.

SUMMARY OF EXPENSES


                       Shareholder Transaction Expenses
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price) .....................................    None

Maximum Sales Charge Imposed on Reinvested Dividends (as a
  percentage of offering price) ..........................    None

Exchange Fees ............................................    None(1)


                          Annual Operating Expenses
                 (as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Management Fees (after voluntary waivers) .................   0.00%(2)

12b-1 Fees ................................................   None

Other Operating Expenses (after voluntary payments) .......   0.75%(2)
                                                              ------
  Total Operating Expenses (after voluntary waivers and
     payments) ............................................   0.75%(2)
                                                              ======

-----------
(1) Exchanges are subject to the requirements of each fund and a front-end sales charge may apply.

(2) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of Strategic Income Fund Institutional Class, do not exceed 0.75% during the commencement of the public offering of the Class through December 31, 1998. If the voluntary expense waivers were not in effect, the Total Operating Expenses, as a percentage of average daily net assets, would have been 1.48% for Strategic Income Fund Institutional Class, reflecting management fees of 0.65%.

     For expense information about Strategic Income Fund A Class, Strategic Income Fund B Class and Strategic Income Fund C Class, see the separate prospectus relating to those classes.

     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The Fund charges no redemption fees. The following example assumes the voluntary waivers of the management fee and/or other payments of expenses by the Manager as discussed in this Prospectus.

                 1 Year    3 years    5 years    10 years
                 ------    -------    -------    --------
                   $8        $24        $42        $93

     This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

     The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly in owning shares of the Fund.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Income Funds, Inc. -- Strategic Income Fund and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in the Fund's Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge.

--------------------------------------------------------------------------------


                                                                                            Strategic Income Fund
                                                                                             Institutional Class
                                                                                         ----------------------------
                                                                                                            Period
                                                                                              Year         10/1/96(1)
                                                                                             Ended          through
                                                                                            7/31/98         7/31/97
                                                                                            -------        --------
Net asset value, beginning of period .................................................       $5.700          $5.500
Income from investment operations
Net investment income(2) .............................................................        0.458           0.367
Net realized and unrealized gain (loss) on investments and foreign currencies ........       (0.111)          0.187
                                                                                             ------          ------
  Total from investment operations ...................................................        0.347           0.554
                                                                                             ------          ------
Less dividends and distributions
Dividends from net investment income .................................................       (0.457)         (0.354)
Distributions from net realized gain on investment transactions ......................       (0.120)           none
                                                                                             ------          ------
  Total dividends and distributions ..................................................       (0.577)         (0.354)
                                                                                             ------          ------
Net asset value, end of period .......................................................       $5.470          $5.700
                                                                                             ======          ======
-------------------
Total return .........................................................................        6.36%(3)       10.36%(3)
-------------------

Ratios and supplemental data
Net assets, end of period (000 omitted) ..............................................       $3,764          $3,405
Ratio of expenses to average net assets ..............................................        0.75%           0.75%
Ratio of expenses to average net assets prior to expense limitation ..................        1.48%           1.87%
Ratio of net investment income to average net assets .................................        8.18%           7.90%
Ratio of net investment income to average net assets prior to expense limitation .....        7.45%           6.78%
Portfolio turnover ...................................................................         175%            183%

-----------
(1) Date of initial public offering of Strategic Income Fund Institutional Class; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Per share information for the year ended July 31, 1998 was based on the average shares outstanding method.
(3) Total return reflects the expense limitations referenced under Summary of Expenses.

INVESTMENT OBJECTIVE AND POLICIES

SUITABILITY
     The Fund may be suitable for the investor interested in high current income and total return which, in part, is derived from such income. The net asset value per share of the Class may fluctuate in response to the condition of individual companies and general market and economic conditions and, as a result, the Fund is not appropriate for a short-term investor. The Fund cannot assure a specific rate of return or that principal will be protected. However, through the cautious selection and supervision of its portfolio, the Manager and the Sub-Adviser will strive to achieve the Fund's objective.

     The types of securities in which the Fund may invest are subject to price fluctuations particularly due to changes in interest rates and economic conditions. Investors should consider asset value fluctuation, as well as yield, in making an investment decision. While investments in unrated, lower-rated and certain restricted securities have the potential for higher yields, they are more speculative and increase the credit risk of the Fund's portfolio. Changes in the market value of portfolio securities will not affect interest income from such securities, but will be reflected in the Class' net asset value. In addition, investments in foreign fixed-income securities involve special risks, including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the United States. Investors should be willing to accept the risks, including the risk of net asset value fluctuations, associated with investing in these types of securities. See Special Risk Considerations and Other Investment Policies and Risk Considerations for a complete discussion of the risk factors affecting the Fund's portfolio securities.

     Ownership of Strategic Income Fund shares can reduce the bookkeeping and administrative inconveniences that is typically connected with direct purchases of the types of securities in which the Fund invests. Delaware Investments includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.


INVESTMENT STRATEGY

     The objective of the Fund is to seek to provide investors with high current income and total return. The Manager will seek to achieve this objective by allocating the Fund's investments principally among the following three sectors of the fixed-income securities markets:

    o a High-Yield Sector, consisting of high-yielding, lower-rated or unrated fixed-income securities issued by U.S. companies;

    o an Investment Grade Sector, consisting of investment grade debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and

    o an International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies.

     The Manager will determine the amount of assets of the Fund that will be allocated to each of the three sectors in which the Fund will invest, based on its analysis of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investment in each of the three sectors. The Manager will periodically reallocate the Fund's assets among sectors as it deems necessary, and as little as 20% and as much as 60% of the Fund's assets may be invested in each fixed-income sector. In addition, the Fund may invest up to 10% of its assets in U.S. equity securities.

Domestic High-Yield Sector
     The Manager will invest the Fund's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including corporate notes (including convertible notes), units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs"). See Zero Coupon Bonds and Pay-In-Kind Bonds under Other Investment Policies and Risk Considerations. The Fund may also purchase preferred stock and convertible preferred stock.

     The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector of its portfolio will generally be rated BB or lower by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization. See Appendix A -- Ratings in this Prospectus for more rating information and High-Yield Securities under Special Risk Considerations for a description of the risks associated with investing in lower-rated fixed-income securities. Unrated bonds may be more speculative in nature than rated bonds.

Investment Grade Sector
     In managing the Fund's assets allocated to the investment grade sector, the Manager will invest primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures and commercial paper of U.S. companies.

     The U.S. government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government. See U.S. Government Securities under Other Investment Policies and Risk Considerations for a discussion of these types of securities.

     The investment grade sector of the Fund's portfolio may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. See Mortgage-Backed Securities under Other Investment Policies and Risk Considerations for a discussion of these types of securities. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). See CMOs and REMICs under Other Investment Polices and Risk Considerations for a discussion of these types of mortgage-backed securities.

     Subject to the quality limitations set forth in this Prospectus, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, and receivables regarding automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases. See Asset-Backed Securities under Other Investment Policies and Risk Considerations. The Fund may also invest in futures contracts and options on futures contracts subject to certain limitations. See Futures under Other Investment Policies and Risk Considerations.

     Securities purchased by the Fund within the investment grade sector will be rated in one of the four highest rating categories or will be unrated securities that are of comparable quality as determined by the Manager. The four highest rating categories are AAA, AA, A or BBB by S&P and Fitch, or Aaa, Aa, A or Baa by Moody's. Debt securities within the top three categories comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. Securities in the fourth category, known as medium-grade bonds, are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and speculative characteristics. See Appendix A -- Ratings in this Prospectus for more rating information.

International Sector
     The Sub-Adviser will invest the assets of the Fund that are allocated to the international sector primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.

     A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-Development Bank, the Export-Import Bank and the Asian Development Bank.

     The Fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, and "unsponsored" Depositary Receipts are issued without the participation of the issuer of the deposited security. The Fund may also invest in Brady Bonds, which are described more fully under Foreign Securities in the Special Risk Considerations section of this Prospectus. The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies. See Zero Coupon Bonds and Pay-In-Kind Bonds and Investment Company Securities under Other Investment Polices and Risk Considerations.

     The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the European Currency Unit. The Fund will, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations. See Other Investment Policies and Risk Considerations for a further description of the Fund's foreign currency transactions.

     While the Fund may purchase securities of issuers in any foreign country, developed and underdeveloped, no more than 15% of the Fund's assets may be invested in direct obligations of issuers located in emerging market countries. See Emerging Market Securities under Special Risk Considerations.

     The Fund will invest in both rated and unrated foreign securities. The rated securities that the Fund may purchase in the international sector of its portfolio may include those rated BBB or lower by S&P or Fitch, Baa or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. See Appendix A -- Ratings in this Prospectus for more rating information and Foreign Securities and High-Yield Securities under Special Risk Considerations for a description of the risks associated with investing in foreign securities and lower-rated fixed-income securities.

Equity Sector
     Up to 10% of the Fund's assets may be invested in U.S. equity securities. Such investments may include common stocks, preferred stocks (including adjustable rate preferred stocks) and other equity securities, such as convertible securities and warrants, which may be used to create other permissible investments. Such investments must be consistent with the Fund's objective of high current income and total return. In addition, the Fund may invest in shares or convertible bonds of real estate investment trusts ("REITs"). See REITs under Other Investment Policies and Risk Considerations for a discussion of these types of securities.

     In managing the Fund's assets allocated to the U.S. equity sector, the Manager may invest in securities that are rated and unrated. The securities may include those rated BBB or lower by S&P or Fitch, Baa or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. See Appendix A -- Ratings in this Prospectus for more rating information and High-Yield Securities under Special Risk Considerations for a description of the risks associated with investing in lower-rated securities.

                                     * * *

     For a description of the Fund's other investment policies and for a further description of some of the policies described above, see Other Investment Policies and Risk Considerations.

     In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Fund may invest in repurchase agreements, but it normally does so only to invest cash balances. The Fund is permitted to borrow money.

     Although the Fund will constantly strive to attain its objective, there can be no assurance that it will be attained.

     The Fund's investment objective, and its designation as an open-end investment company and as a diversified fund, may not be changed unless authorized by the vote of a majority of the Fund's outstanding voting securities. A "majority vote of the outstanding voting securities" is the vote by the holders of the lesser of a) 67% or more of the Fund's voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or b) more than 50% of the outstanding voting securities. Part B lists other more specific investment restrictions of the Fund which may not be changed without a majority shareholder vote.

     The remaining investment policies of the Fund not identified above or in Part B as fundamental are not fundamental and may be changed by the Board of Directors of Income Funds, Inc. without a shareholder vote.

SPECIAL RISK CONSIDERATIONS

Generally
     The Fund invests a substantial portion of its assets in fixed-income securities. The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower-rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower-rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risk of default and a more limited and less liquid secondary market, are subject to greater volatility and risk of loss of income and principal than are higher-rated securities. The Manager will attempt to reduce such risk through sector allocation, portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

High-Yield Securities
     The Fund may invest a significant portion of its assets in bonds and other securities rated BBB or lower by S&P or Fitch, Baa or lower by Moody's or similarly rated by another rating organization, and in unrated corporate bonds. See Appendix A -- Ratings in this Prospectus for more rating information. Investing in these so-called "junk" bonds or "high-yield" securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade securities, and which should be considered by investors contemplating an investment in the Fund. High-yield bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds. In addition to the considerations discussed elsewhere in this Prospectus, those risks include the following:

     Volatility of the High-Yield Market. Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Class' net asset value.

     Redemptions. If, as a result of volatility in the high-yield market or other factors, the Fund experiences substantial net redemptions of the Fund's shares for a sustained period of time (i.e., more shares of the Fund are redeemed than are purchased), the Fund may be required to sell certain of its high-yield securities without regard to the investment merits of the securities to be sold. If the Fund sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Fund will decrease and the Fund's expense ratios may increase.

     Liquidity and Valuation. The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds, and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions that dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The privately placed high-yield securities that the Fund may purchase are particularly susceptible to the liquidity and valuation risks outlined above.

Foreign Securities
     The Fund has the ability to purchase debt securities in any foreign country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

     In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Consequently, financial data about foreign companies may not accurately reflect the real condition of those issuers and securities markets.

     Further, the Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

     Emerging Market Securities. The Fund may invest up to 15% of its assets in the debt securities of issuers located in emerging market nations. Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Countries such as those in which the Fund may invest have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

     Brady Bonds. Among the foreign fixed-income securities in which the Fund may invest are Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally commercial bank debt). In so restructuring its external debt, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions such as the World Bank and the International Monetary Fund, to exchange its commercial bank debt for newly issued bonds (Brady Bonds). The Sub-Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. Investors, however, should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. In addition, Brady Bonds have been issued only recently and, accordingly, do not have a long payment history.

     Foreign Government Securities. With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If foreign government or government-related issuers cannot generate sufficient earnings from foreign trade to service its external debt, they may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt. If a foreign governmental issuer defaults on its obligations, the Fund may have limited legal recourse against the issuer and/or guarantor.

     See Other Investment Policies and Risk Considerations for a further description of certain risks associated with certain of the Fund's investments, including the risks associated with engaging in foreign currency transactions and options.

CLASSES OF SHARES

     The Distributor serves as the national distributor for Income Funds, Inc. Shares of the Class may be purchased directly by contacting the Fund or its agent or through authorized investment dealers. All purchases of shares of the Class are at net asset value. There is no front-end or contingent deferred sales charge.

     Investment instructions given on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees considering purchasing shares of the Class as part of their retirement program should contact their employer for details.

     Shares of the Class are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net- worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

Class A Shares, Class B Shares and Class C Shares
     In addition to offering the Institutional Class shares, the Fund also offers Class A Shares, Class B Shares and Class C Shares, which are described in a separate prospectus. Class A Shares, Class B Shares and Class C Shares may be purchased through authorized investment dealers or directly by contacting the Fund or the Distributor. Class A Shares, Class B Shares and Class C Shares may have different sales charges and other expenses which may affect performance. To obtain a prospectus relating to such classes, contact the Distributor by writing to the address or by calling the phone numbers listed on page 1 of this Prospectus.

HOW TO BUY SHARES

     The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer. In all instances, investors must qualify to purchase shares of the Class.

Investing Directly by Mail

1. Initial Purchases--An Investment Application, or in the case of a retirement plan account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to Strategic Income Fund Institutional Class, to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to Strategic Income Fund Institutional Class. Your check should be identified with your name(s) and account number.

Investing Directly by Wire

     You may purchase shares by requesting your bank to transmit funds by wire to First Union National Bank.
1. Initial Purchases--Before you invest, telephone the Fund's Client Services Department at 800-828-5052 to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application, or in the case of a retirement plan account, an appropriate retirement plan application, for Strategic Income Fund Institutional Class, to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to First Union National Bank. Please call your Client Services Representative by telephone at 800-828-5052 for wiring instructions. You must advise your Client Services Representative by telephone prior to wiring investments.

Investing by Exchange

     If you have an investment in another mutual fund in the Delaware Investments family and you qualify to purchase shares of the Class, you may write and authorize an exchange of part or all of your investment into the Fund. However, shares of Strategic Income Fund B Class and Strategic Income Fund C Class and Class B Shares and Class C Shares of the other funds in the Delaware Investments family offering such a class of shares may not be exchanged into the Class. If you wish to open an account by exchange, call your Client Services Representative at 800-828-5052 for more information. See Redemption and Exchange for more complete information concerning your exchange privileges.

Investing through Your Investment Dealer
     You can make a purchase of Fund shares through most investment dealers who, as part of the service they provide, must transmit orders promptly to the Fund. They may charge for this service.

Purchase Price and Effective Date
     The purchase price (net asset value) is determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

     The effective date of a purchase is the date the order is received by the Fund, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the share price is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase

     The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under $250 as a result of redemptions.

REDEMPTION AND EXCHANGE

     Redemption and exchange requests made on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees should therefore contact their employer for details.

     Your shares will be redeemed or exchanged based on the net asset value next determined after the Fund receives your request in good order. For example, redemption and exchange requests received in good order after the time the net asset value of shares is determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your Class account number, account registration, and the total number of shares or dollar amount of the transaction. With regard to exchanges, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Fund at 800-828-5052. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

     All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

     The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

     Shares of the Class may be exchanged into any other mutual fund in the Delaware Investments family provided: (1) the investment satisfies the eligibility and other requirements set forth in the prospectus of the fund being acquired, including the payment of any applicable front-end sales charge; and (2) the shares of the fund being acquired are in a state where that fund is registered. If exchanges are made into other shares that are eligible for purchase only by those permitted to purchase shares of the Class, such exchange will be exchanged at net asset value. Shares of the Class may not be exchanged into Class B Shares or Class C Shares of the funds in the Delaware Investments family. The Fund may suspend, terminate or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

     Various redemption and exchange methods are outlined below. No fee is charged by the Fund or the Distributor for redeeming or exchanging your shares although in the case of an exchange, a sales charge may apply. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

     All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

Written Redemption and Exchange

     You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares or to request an exchange of any or all of your shares into another mutual fund in the Delaware Investments family, subject to the same conditions and limitations as other exchanges noted above. The request must be signed by all owners of the account or your investment dealer of record.

     For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and may require a signature guarantee. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). A signature guarantee cannot be provided by a notary public. A signature guarantee is designed to protect the shareholders, the Fund and its agent from fraud. The Fund reserves the right to reject a signature guarantee supplied by an institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is normally mailed the next business day after receipt of your request. Certificates are issued for shares only if you submit a specific request. If your shares are in certificate form, the certificate must accompany your request and also be in good order.

     You also may submit your written request for redemption or exchange by facsimile transmission at the following number: 215-255-8864.

Telephone Redemption and Exchange

     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your shares in certificate form, you may redeem or exchange only by written request and you must return your certificate(s).

     The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

     Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
     You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your record address. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request.

Telephone Redemption--Proceeds to Your Bank
     Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must submit a written authorization and you may need to have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call your Client Services Representative prior to the time the net asset value is determined, as noted above.

Telephone Exchange

     You or your investment dealer of record can exchange shares into any fund in the Delaware Investments family under the same registration. As with the written exchange service, telephone exchanges are subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges may be subject to limitations as to amounts or frequency.

DIVIDENDS AND DISTRIBUTIONS

     The Fund expects to declare a dividend each day and to pay such dividends once each month. Distributions from net realized securities profits, if any, will be distributed twice a year. The first payment normally would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Internal Revenue Code (the "Code"). Both dividends and distributions, if any, are automatically reinvested in your account at net asset value.

     Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of a Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

     Dividends will be declared each day to all shareholders of record as of the time the net asset value per share is determined. See Purchase Price and Effective Date under How to Buy Shares. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.

     Each class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the Class will not incur distribution fees under the Rule 12b-1 Plans which apply to Strategic Income Fund A Class, Strategic Income Fund B Class and Strategic Income Fund C Class.

TAXES

     The tax discussion set forth below is included for general information only. Investors should contact their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

     The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies certain other requirements relating to the sources of its income and diversification of its assets.

     On August 5, 1997, the Taxpayer Relief Act of 1997 (the "1997 Act") was signed into law. This new law made sweeping changes in the Code. Because many of these changes are complex, and only indirectly affect the Fund and its distributions to you, they are discussed in Part B. Changes in the treatment of capital gains, however, are discussed in this section.

     The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income even though such dividends are received in additional shares. It is expected that either none or only a nominal portion of the Fund's dividends will be eligible for the dividends-received deduction for corporations.

     Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The Treatment of Capital Gain Distributions under the Taxpayer Relief Act of 1997
     The 1997 Act creates a category of long-term capital gain for individuals who will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum rate of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum rate of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when a Fund's securities were sold and how long they were held by the Fund before they were sold. The holding periods for which the new rates apply were revised by the Internal Revenue Service Restructuring and Reform Act of 1998. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in Part B, or should contact their own tax advisers.

     Income Funds, Inc. will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates.

     Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

     The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund and any other fund in the Delaware Investments family. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gains dividends received with respect to such shares.

     The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% in value of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to its shareholders a pro-rata share of foreign income taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro-rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. Shareholders will be informed by the Fund at the end of each calendar year of the availability of any credits on, and the amount of foreign source income to be included in, their income tax returns.

     In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. For example, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Because investors' state and local taxes may be different than the federal taxes described above, investors should consult their own tax advisers.

     Each year, Income Funds, Inc. will mail to you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.

     Income Funds, Inc. is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

     See Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

CALCULATION OF NET ASSET VALUE PER SHARE

     The purchase and redemption price of the Class is the net asset value ("NAV") per share of the Class next computed after the order is received. The NAV is computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

     The NAV is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Debt securities are priced on the basis of valuations provided by an independent pricing service using methods approved by Income Funds, Inc.'s Board of Directors. Equity securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Income Funds, Inc.'s Board of Directors.

     The net asset values of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the Class will not incur any of the expenses under Income Funds, Inc.'s 12b-1 Plans and Strategic Income Fund A, B and C Classes alone will bear the 12b-1 Plan fees payable under their respective Plans. Due to the specific distribution expenses and other costs that may be allocable to each class, the NAV of each class is expected to vary.

MANAGEMENT OF THE FUND

Directors
     The business and affairs of Income Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Income Funds, Inc.'s directors and officers.

Investment Manager and Sub-Adviser
     The Manager furnishes investment management services to the Fund.

     The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On July 31, 1998, the Manager and its affiliates in Delaware Investments, including the Sub-Adviser, were supervising in the aggregate more than $43 billion in assets in the various institutional or separately managed (approximately $25,873,990,000) and investment company (approximately $17,929,500,000) accounts.

     The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998. The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

     The Manager manages the Fund's portfolio and makes investment decisions for the Fund. The Manager also administers Income Funds, Inc.'s affairs and pays the salaries of all the directors, officers and employees of Income Funds, Inc. who are affiliated with the Manager. For these services, the Manager is paid an annual fee equal to 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion. For the fiscal year ended July 31, 1998, no investment management fees were paid by the Fund as a result of the voluntary waiver of fees by the Manager.

     Subject to the overall supervision of the Manager, the Sub-Adviser manages the international sector of the Fund's portfolio and furnishes the Manager with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to the Manager, the Manager pays the Sub-Adviser a fee equal to one-third of the fee paid to the Manager under the terms of the Investment Management Agreement.

     Paul A. Matlack has primary responsibility for allocating the Fund's assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Fund regarding its investments in the high-yield sector. Mr. Matlack, a Vice President/Senior Portfolio Manager of Income Funds, Inc., has been a member of the Fund's management team since its inception. A CFA charterholder, Mr. Matlack is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank.

     Paul Grillo has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in investment grade securities. Mr. Grillo has been a member of the Fund's management team since its inception. Mr. Grillo, a Vice President and Portfolio Manager of Income Funds, Inc., holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining the Manager in 1993, he served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a CFA charterholder.

     Ian G. Sims, a Director and Senior Portfolio Manager with the Sub-Adviser, has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in foreign securities. Mr. Sims has been a member of the Fund's management team since its inception. Mr. Sims is a graduate of the University of Leicester and holds a postgraduate degree in statistics from the University of Newcastle-Upon- Tyne. He joined the Sub-Adviser in 1990 as a senior international fixed-income and currency manager. Mr. Sims began his investment career with the Standard Life Assurance Co., and subsequently moved to the Royal Bank of Canada Investment Management International Company, where he was an international fixed-income manager. Prior to joining the Sub-Adviser, he was a senior fixed-income and currency portfolio manager with Hill Samuel Investment Advisers Ltd.

     Babak Zenouzi has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in U.S. equity securities. Mr. Zenouzi, a Vice President/Portfolio Manager of Income Funds, Inc., has been a member of the Fund's management team since its inception. Mr. Zenouzi holds a BS in Finance and Economics from Babson College in Wellesley, Massachusetts, and an MS in Finance from Boston College. Prior to joining the Manager in 1992, he was with The Boston Company where he held the positions of assistant vice president, senior financial analyst, financial analyst and portfolio accountant.

     The portfolio management team will from time to time consult with Paul E. Suckow, Executive Vice President/Chief Investment Officer, Fixed Income of Income Funds, Inc., with respect to security selection, evaluation of market and economic trends, and sector allocation. A CFA charterholder, he is a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation where he served as Executive Vice President and Director of Fixed Income.

Portfolio Trading Practices

     The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders.

     The Manager and the Sub-Adviser use their best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or the Sub-Adviser, or to their advisory clients. These services may be used by the Manager or the Sub-Adviser in servicing any of their respective accounts. Subject to best price and execution, the Manager and the Sub-Adviser may consider a broker/dealer's sales of shares of funds in the Delaware Investments family in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

Performance Information
     From time to time, the Fund may quote yield or total return performance of the Class in advertising and other types of literature.

     The current yield for the Class will be calculated by dividing the annualized net investment income earned by the Class during a recent 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

     Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions. Each presentation will include the average annual total return for one-, five- and ten-year (and life-of-fund, if applicable) periods. The Fund may also advertise aggregate and average total return information concerning the Class over additional periods of time.

     Yield and net asset value fluctuate and are not guaranteed. Past performance is not considered a guarantee of future results.

Statements and Confirmations
     You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling your Client Services Representative.

Financial Information about the Fund
     Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. The Fund's fiscal year ends on July 31.


Distribution and Service
     The Distributor, Delaware Distributors, L.P., serves as the national distributor for the Fund's shares under a separate Distribution Agreement dated as of September 30, 1996. The Distributor bears all of the costs of promotion and distribution.

     The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for Income Funds, Inc. under an amended and restated agreement dated as of September 14, 1998. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. Certain recordkeeping services and other shareholder services that otherwise would be performed by the Transfer Agent may be performed by certain other entities and the Transfer Agent may elect to enter into an agreement to pay such other entities for their services. In addition, participant account maintenance fees may be assessed for certain recordkeeping provided as part of retirement plan and administration service packages. These fees are based on the number of participants in the plan and the various services selected. Fees will be quoted upon request and are subject to change.

     The directors of Income Funds, Inc. annually review fees paid to the Distributor and the Transfer Agent. The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

                                     * * *

     As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Income Funds, Inc. is taking steps to obtain satisfactory assurances that the Fund's major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

     Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. If the Fund is invested in securities of participating countries it could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. Income Funds, Inc. is taking steps to obtain satisfactory assurances that the major service providers of the Fund are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Expenses

     The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. For the fiscal year ended July 31, 1998, the ratio of operating expenses to average daily net assets for the Class was 0.75%, assuming the voluntary waiver and payment of fees and was 1.48%, without assuming the voluntary waiver and payment of fees.

Shares

     Income Funds, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Income Funds, Inc. was organized as a Maryland corporation on March 4, 1983. Income Funds, Inc. was previously organized as a Delaware corporation in 1970. In addition to the Fund, Income Funds, Inc. presently offers four other series of shares, the Corporate Bond Fund series, the Delchester Fund series, the Extended Duration Bond Fund series and the High-Yield Opportunities Fund series.

     Fund shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects.

     Income Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of Income Funds, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Income Funds, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act.

     In addition to the Class, the Fund also offers Strategic Income Fund A Class, Strategic Income Fund B Class and Strategic Income Fund C Class which represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the Class, except that shares of the Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to Strategic Income Fund A Class, Strategic Income Fund B Class and Strategic Income Fund C Class.


OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

U.S. Government Securities
     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, the Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

     An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

     The maturities of such securities usually range from three months to thirty years. While such securities are guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in the Fund's portfolio, cause a Class' daily net asset value to fluctuate.

Zero Coupon Bonds and Pay-In-Kind Bonds
     Although the Fund does not intend to purchase a substantial amount of zero coupon bonds or PIK bonds, from time to time, the Fund may acquire zero coupon bonds and, to a lesser extent, PIK bonds. Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. PIK bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Fund. For example, with zero coupon bonds, the Fund accrues, and is required to distribute to shareholders, income on such bonds. However, the Fund may not receive the cash associated with this income until the bonds are sold or mature. If the Fund did not have sufficient cash to make the required distribution of accrued income, the Fund could be required to sell other securities in its portfolio or to borrow to generate the cash required.

Mortgage-Backed Securities
     The Fund may invest in mortgage-backed securities, including GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

     The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

CMOs and REMICs
     CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Fund may invest are considered by the Securities and Exchange Commission to be investment companies, the Fund will limit its investment in such securities in a manner consistent with the provisions of the 1940 Act.

     Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Fund may invest.

     Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

     Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of the Fund's net assets.

     The Fund may invest in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Fitch, or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Asset-Backed Securities
     The asset-backed securities in which the Fund may invest must be rated in the four top rating categories by a nationally recognized statistical rating organization (e.g., BBB or better by S&P and Fitch, or Baa or better by Moody's). The receivables underlying asset-backed securities are typically securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset- backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. The Fund may invest in these and other types of asset-backed securities structured in this way that may be developed in the future.

     The rate of principal payment on asset-backed securities generally depends upon the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Borrowings
     The Fund may borrow money as a temporary measure or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Fund has an outstanding borrowing.

When-Issued and Delayed Delivery Securities
     The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will maintain with its custodian bank a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Portfolio Loan Transactions
     The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors.

     The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Rule 144A Securities
     The Fund may invest in restricted securities, including privately placed securities, some of which may be eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Fund. The Fund may invest no more than 15% of the value of its net assets in illiquid securities.

     While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A
Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

     If the Manager or Sub-Adviser determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Investment Company Securities
     Any investments that the Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Fund may not (1) own more than 3% of the voting stock of another investment company;
(2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

Repurchase Agreements

     In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e. the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 15% of the Fund's assets may be invested in illiquid securities, of which no more than 10% may be invested in repurchase agreements of over seven-days' maturity. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

Foreign Currency Transactions
     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

     The Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

     When the Sub-Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

     The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

     At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions. With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

     It is impossible to forecast the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

Options
The Manager and the Sub-Adviser may employ options techniques in an attempt to protect appreciation attained and to take advantage of the liquidity available in the options market. The Fund may purchase call options on foreign or U.S. securities and indices and enter into related closing transactions and the Fund may write covered call options on such securities. The Fund may also purchase put options on such securities and indices and enter into related closing transactions.

     A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. A covered call option obligates the writer, in return for the premium received, to sell the securities subject to the option to the purchaser of the option for an agreed upon price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or take advantage of a rise in a particular index. The Fund will only purchase call options to the extent that premiums paid on all outstanding call options do not exceed 2% of its total assets.

     A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period, and the writer of the option has the obligation to purchase the security from the purchaser of the option. The Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 2% of its total assets. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline.

     An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

     Closing transactions essentially let the Fund offset put options or call options prior to exercise or expiration. If the Fund cannot effect closing transactions, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

     In purchasing put and call options, the premium paid by the Fund plus any transaction costs will reduce any benefit realized by the Fund upon exercise of the option. With respect to writing covered call options, the Fund may lose the potential market appreciation of the securities subject to the option, if the Manager's or the Sub-Adviser's judgment is wrong and the price of the security moves in the opposite direction from what was anticipated.

     The Fund may use both Exchange-traded and over-the-counter options. Certain over-the-counter options may be illiquid. The Fund will only invest in such options to the extent consistent with its 15% limitation on investment in illiquid securities. The Fund will comply with U.S. Securities and Exchange Commission asset segregation and coverage requirements when engaging in these types of transactions.

Futures
     Futures contracts are agreements for the purchase or sale for future delivery of securities. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities called for by the contract at a specified price during a specified future month.

     While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

     The Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

     The purpose of the purchase or sale of futures contracts consisting of U.S. government securities is to protect the Fund against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of U.S. government securities at higher prices.

REITs
     REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as Income Funds, Inc., REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

APPENDIX A -- RATINGS
     The Fund's assets may be invested in securities rated BBB or lower by S&P or Fitch, Baa or lower by Moody's, in securities similarly rated by another nationally recognized statistical rating organization, and in unrated corporate bonds. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high-yield securities.

     The table set forth below shows the percentage of the Fund's securities included in each of the specified rating categories and shows the percentage of the Fund's assets held in U.S. government securities. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of the Fund's securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of the Fund's portfolio composition based on the fiscal year ended July 31, 1998. The paragraphs following the table contain excerpts from Moody's and S&P's rating descriptions.

      Rating Moody's and/or S&P         Average Weighted Percentage of Portfolio
      -------------------------         ----------------------------------------
 U.S. Treasury Obligations                              5.86%
 Aaa/AAA                                               29.63
 Aa/AA                                                  7.69
 A/A                                                    5.68
 Baa/BBB                                                7.07
 Ba/BB                                                  1.04
 B/B                                                   43.08
 Caa/CCC                                                 --
 Not Rated/Other                                         --


General Rating Information

Bonds
     Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa-- considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

     Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events;
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bond are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue;
CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC-- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper
     Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

     Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

         Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Investments at 800-523-1918, and shareholders of the Institutional Class should contact Delaware Investments at 800-828-5052.

INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

SUB-ADVISER
Strategic Income Fund:
Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245


---------------------------------
DELAWARE GROUP INCOME FUNDS, INC.
---------------------------------
DELCHESTER FUND
---------------------------------
STRATEGIC INCOME FUND
---------------------------------
HIGH-YIELD OPPORTUNITIES FUND
---------------------------------

PART B

STATEMENT OF
ADDITIONAL INFORMATION
---------------------------------

SEPTEMBER 29, 1998


DELAWARE(SM)
INVESTMENTS
------------

-------------------------------------------------------------------------------
                                    PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                             SEPTEMBER 29, 1998
-------------------------------------------------------------------------------

DELAWARE GROUP INCOME FUNDS, INC.

-------------------------------------------------------------------------------

1818 Market Street
Philadelphia, PA 19103
-------------------------------------------------------------------------------

For more information about the Institutional Class:  800-828-5052

For Prospectus and Performance of Class A Shares, Class B Shares and Class C Shares:
         Nationwide 800-523-1918

Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares :

         (SHAREHOLDERS ONLY) Nationwide 800-523-1918

Dealer Services:  (BROKER/DEALERS ONLY)  Nationwide 800-362-7500
-------------------------------------------------------------------------------
TABLE OF CONTENTS
-------------------------------------------------------------------------------
Cover Page
-------------------------------------------------------------------------------
Investment Objectives and Policies
-------------------------------------------------------------------------------
Performance Information
-------------------------------------------------------------------------------
Trading Practices and Brokerage
-------------------------------------------------------------------------------
Purchasing Shares
-------------------------------------------------------------------------------
Investment Plans
-------------------------------------------------------------------------------
Determining Offering Price and Net Asset Value
-------------------------------------------------------------------------------
Redemption and Repurchase
-------------------------------------------------------------------------------
Dividends and Realized Securities Profits Distributions
-------------------------------------------------------------------------------
Taxes
-------------------------------------------------------------------------------
Investment Management Agreements
-------------------------------------------------------------------------------
Officers and Directors
-------------------------------------------------------------------------------
Exchange Privilege
-------------------------------------------------------------------------------
General Information
-------------------------------------------------------------------------------
Financial Statements
-------------------------------------------------------------------------------

         Delaware Group Income Funds, Inc. ("Income Funds, Inc.") is a professionally-managed mutual fund of the series type which currently offers three series of shares: the Delchester Fund series (the "Delchester Fund"), the Strategic Income Fund series (the "Strategic Income Fund") and the High-Yield Opportunities Fund series (the "High-Yield Opportunities Fund") (individually, a "Fund" and collectively, the "Funds").

         Each Fund of Income Funds, Inc. offers three retail classes: Delchester Fund A Class, Strategic Income Fund A Class and High-Yield Opportunities Fund A Class (the "Class A Shares"); Delchester Fund B Class, Strategic Income Fund B Class and High-Yield Opportunities Fund B Class (the "Class B Shares"); and Delchester Fund C Class, Strategic Income Fund C Class and High-Yield Opportunities Fund C Class (the "Class C Shares"). Class A Shares, Class B Shares and Class C Shares are collectively referred to as the "Fund Classes." Each Fund also offers an institutional class: Delchester Fund Institutional Class, Strategic Income Fund Institutional Class and High-Yield Opportunities Fund Institutional Class (collectively, the "Institutional Classes").

         Class B Shares, Class C Shares and Institutional Class shares of each Fund may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses which, for Delchester Fund A Class will vary because of the formula adopted by Income Funds, Inc.'s Board of Directors but may not exceed 0.30%, for Strategic Income Fund A Class may not exceed 0.30% and have currently been fixed by the Board at 0.25%, and for High-Yield Opportunities Fund may not exceed 0.30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectuses for the Fund Classes. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against Class C Shares for the life of the investment. See Distribution and Service under Investment Management Agreements.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses for Delchester Fund, Strategic Income Fund and High-Yield Opportunities Fund, dated September 29, 1998, as they may be amended from time to time. Part B should be read in conjunction with the respective class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each class' Prospectus. A Prospectus for each class may be obtained by writing or calling your investment dealer or by contacting Income Funds, Inc.'s national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103. All references to "shares" in this Part B refer to all classes of shares of each Fund, except where noted.

INVESTMENT OBJECTIVES AND POLICIES

         Delchester Fund seeks to earn and pay shareholders as high a current income as is consistent with providing reasonable safety. Strategic Income Fund seeks to provide investors with high current income and total return. High-Yield Opportunities Fund seeks total return and, as a secondary objective, high current income. The investment objectives of Delchester Fund and Strategic Income Fund are fundamental policies and cannot be changed without shareholder approval.

         Delchester Fund
         ---------------

         In investing for income and safety of principal, Delchester Fund's emphasis in selection will be on securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The types of securities in which Delchester Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. Management will seek to achieve Delchester Fund's objective by investing at least 80% of the Fund's assets at time of purchase in:

         (1) Corporate Bonds. The Fund will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds; or

         (2) Government Securities. Securities of, or guaranteed by, the U.S. government, its agencies or instrumentalities; or

         (3) Commercial Paper. Commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's") or similarly rated by other rating agencies.

         Appendix A - Ratings in each Classes' Prospectus describes the ratings of S&P and Moody's and provides information concerning the ratings of the securities in the Fund's portfolio.

         As a matter of practice, Delchester Fund has consistently invested more than 80% of its assets in such securities. With respect to the remaining assets, if any, that Delchester Fund may invest in other securities, the Fund must invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Additionally, in unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term obligations for an appreciable period of time when market conditions warrant and the Fund is anticipating higher interest rates. Currently, Delchester Fund's assets are invested primarily in unrated bonds and bonds rated BB or lower by S&P or Ba or lower by Moody's.

         Strategic Income Fund
         ---------------------

Foreign and Emerging Markets Securities
         Investors should recognize that investing in foreign issuers, including issuers located in emerging market countries, involves certain considerations, including those set forth in Strategic Income Fund's Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since Strategic Income Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of Strategic Income Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         As disclosed in Strategic Income Fund's Prospectuses, there are a number of risks involved in investing in foreign securities. For example, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses on profits.

         With reference to the Fund's investment in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

         The issuers of the foreign government and government-related debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by Strategic Income Fund. Payment of such interest equalization tax, if imposed, would reduce the Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Fund by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts Strategic Income Fund may make or enter into will be subject to the special currency rules described above.

         Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which Strategic Income Fund invests. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware International Advisers Ltd., Strategic Income Fund's sub-adviser (the "Sub-Adviser"), does not believe that any current registration restrictions would affect its decision to invest in such countries.

Foreign Currency Transactions
         The foreign investments made by Strategic Income Fund present currency considerations which pose special risks. The Sub-Adviser uses a purchasing power parity approach to evaluate currency risk. A purchasing power parity approach attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less abroad, the foreign currency may be considered to be overvalued. When the dollar buys more abroad, the foreign currency may be considered to be undervalued. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States.

         Strategic Income Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Strategic Income Fund will account for forward contracts by marking to market each day at daily exchanges rates. When the Fund enters into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's assets denominated in such foreign currency, the Fund's custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contract. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of Strategic Income Fund's commitments with respect to such contract.

         Strategic Income Fund's use of forward foreign currency exchange contracts for hedging and other non-speculative purposes involves certain risks. For example, a lack of correlation between price changes of a forward contract and the assets being hedged could render Strategic Income Fund's hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the Sub-Adviser at a time when the Fund is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates or foreign currency prices is incorrectly predicted, Strategic Income Fund will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Further, forward contracts entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in forward contracts also involve risks arising from the lack of an organized exchange trading environment.

         Successful use by Strategic Income Fund of forward foreign currency exchange contracts for hedging and other non-speculative purposes is subject to the Sub-Adviser's ability to predict correctly the direction of movements in foreign currencies relative to the U.S. dollar. This requires different skills and techniques than predicting changes in the prices of individual securities.

Options, Futures and Options on Futures
         Strategic Income Fund may purchase call options or purchase put options and will not engage in option strategies for speculative purposes. Strategic Income Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. Strategic Income Fund will not, however, invest more than 15% of the value of its net assets in illiquid securities.

         Purchasing Call Options--Strategic Income Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that Strategic Income Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         Strategic Income Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. Strategic Income Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although Strategic Income Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by Strategic Income Fund may expire without any value to the Fund.

         Purchasing Put Options--Strategic Income Fund may invest up to 2% of its total assets in the purchase of put options. Strategic Income Fund will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by Strategic Income Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow Strategic Income Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, Strategic Income Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         Strategic Income Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         Futures and Options on Futures--Strategic Income Fund may enter into contract for the purchase or sale for future delivery of securities or foreign currencies. When the Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its custodian bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Fund with respect to such futures contracts.

         The Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when Strategic Income Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the U.S. government securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, Strategic Income Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, Strategic Income Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of U.S. government securities which Strategic Income Fund intends to purchase.

         If a put or call option that Strategic Income Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, Strategic Income Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. Strategic Income Fund will purchase a put option on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, Strategic Income Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if Strategic Income Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of U.S. government securities held in its portfolio and interest rates decrease instead, Strategic Income Fund will lose part or all of the benefit of the increased value of its U.S. government securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell U.S. government securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Strategic Income Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, Strategic Income Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

         Although not fundamental policy, the Fund currently intends to limit its investments in futures contracts and options thereon to the extent that not more than 5% of the Funds assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.

         Appendix A- Ratings in each Prospectus describes the ratings of S&P, Fitch Investors Service, Inc. and Moody's, and provides information concerning the ratings of securities in the Fund's portfolio.

Non-Traditional Equity Securities
         Strategic Income Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         Strategic Income Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

         High-Yield Opportunities Fund
         -----------------------------

         The types of securities in which High-Yield Opportunities Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. Management will seek to achieve High-Yield Opportunities Fund's objective by investing at least 65% of the Fund's assets at time of purchase in corporate bonds rated BB or lower by S&P or Ba or lower by Moody's or similarly rated by other rating agencies, and in unrated bonds judged to be of comparable quality by Delaware Management Company, Inc. (the "Manager"). Unrated bonds may be more speculative in nature than rated bonds.

         The Fund may also invest in securities of, or guaranteed by, the U.S. and foreign governments, their agencies or instrumentalities and commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or similarly rated by other rating agencies, and in unrated paper judged to be of comparable quality by the Manager.

         Appendix A - Ratings in each Classes' Prospectus describes the ratings of S&P and Moody's and provides information concerning the ratings of the securities in the Fund's portfolio.

Foreign and Emerging Markets Securities
         Investors should recognize that investing in foreign issuers, including issuers located in emerging market countries, involves certain considerations, including those set forth in High-Yield Opportunities Fund's Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

         As disclosed in High-Yield Opportunities Fund's Prospectuses, there are a number of risks involved in investing in foreign securities. For example, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses on profits.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by High-Yield Opportunities Fund. Payment of such interest equalization tax, if imposed, would reduce the Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Fund by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts High-Yield Opportunities Fund may make or enter into will be subject to the special currency rules described above.

         Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which High-Yield Opportunities Fund invests.

Zero Coupon and Pay-In-Kind Bonds
         The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest and pay-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, High-Yield Opportunities Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment. Zero coupon, deferred interest and pay-in-kind bonds involve additional special considerations.

         Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

         Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when the Fund receive no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

Convertible, Debt And Non-Traditional Equity Securities
         From time to time, a portion of the Fund's assets may be invested in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Convertible and debt securities acquired by the Fund may be rated below investment grade, or unrated. These lower rated convertible and debt securities are subject to credit risk considerations substantially similar to such considerations affecting high risk, high-yield bonds, commonly referred to as "junk bonds." See Investment Objective and Policies, Risk Factors and High-Yield, High Risk Securities for a further discussion of these types of investments.

         The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         The Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

When-Issued And Delayed Delivery Securities
         The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will maintain with its Custodian Bank a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Borrowing From Banks
         The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Fund has an outstanding borrowing.

         Investment Policies Applicable to Each Fund
         -------------------------------------------

High-Yield Securities
         Among the possible risks of investing in high-yield securities are the possibility of legislative and regulatory action and proposals. There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield securities. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield securities used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield securities as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for a Fund to attain its investment objective.

Restricted Securities
         The Funds may purchase privately-placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Funds obtaining a less favorable price on a resale. Delchester Fund will not purchase illiquid assets if more than 10% of its total assets would then consist of such illiquid securities. Strategic Income Fund and High-Yield Opportunities Fund will not purchase illiquid assets if more than 15% of its respective net assets would then consist of such illiquid securities.

Repurchase Agreements
         The Funds are permitted to invest in repurchase agreements, but they normally do so only to invest cash balances. A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Directors, determines present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 (the "1940 Act") to allow the such funds in the Delaware Investments family jointly to invest cash balances. Each Fund of the Income Funds, Inc. may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Portfolio Loan Transactions
         Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the Securities and Exchange Commission (the "SEC" or the "Commission") permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund involved from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate any loan after notice, at any time;
4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of Income Funds, Inc. know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

         The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Investment Restrictions

Delchester Fund
---------------
         Delchester Fund has the following investment restrictions which may not be amended without approval of a majority of the outstanding voting securities, which is the lesser of more than 50% of the outstanding voting securities of Delchester Fund, or 67% of the voting securities of Delchester Fund present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

          1. Delchester Fund will not invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

          2. Delchester Fund will not invest for the purpose of acquiring control of any company.

          3. Delchester Fund will not purchase or retain securities of a company which has an officer or director who is an officer or director of Income Funds, Inc., or an officer, director or partner of the Manager if, to the knowledge of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

          4. Delchester Fund will not invest in securities of other investment companies.

          5. Delchester Fund will not make any investment in real estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.

          6. Delchester Fund will not sell short any security or property.

          7. Delchester Fund will not buy or sell commodities or commodity contracts.

          8. Delchester Fund will not borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

          9. Delchester Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         10. Delchester Fund will not invest in the securities of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such purchase at the time thereof would cause more than 5% of the total Fund assets to be invested in the securities of such company or companies.

         11. Delchester Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         12. No long or short positions on shares of the Fund may be taken by Income Funds, Inc.'s officers, directors or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares.

         13. Delchester Fund will not invest more than 25% of its assets in any one particular industry.

         Although not a fundamental investment restriction, Delchester Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

Strategic Income Fund
---------------------
         Strategic Income Fund has the following investment restrictions which may not be amended without approval of a majority of the outstanding voting securities, which is the lesser of more than 50% of the outstanding voting securities of Strategic Income Fund, or 67% of the voting securities of Strategic Income Fund present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

          1. With respect to 75% of its total assets, Strategic Income Fund will not invest more than 5% of the value of its total assets in securities of any one issuer (except obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities, and cash and cash items) or purchase more than 10% of the voting securities of any one company.

          2. Strategic Income Fund will not make any investment in real estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

          3. Strategic Income Fund will not sell short any security or property.

          4. Strategic Income Fund will not buy or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon.

          5. Strategic Income Fund will not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the SEC with respect to open-end investment companies.

          6. Strategic Income Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

          7. Strategic Income Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

          8. Strategic Income Fund will not invest more than 25% of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         In addition to the above fundamental investment restrictions, Strategic Income Fund has the following investment restrictions which may be amended or changed without approval of shareholders.

          1. Strategic Income Fund will not invest for the purpose of acquiring control of any company.

          2. Strategic Income Fund will not invest in securities of other investment companies, except that the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the Investment Company Act of 1940 at the time of the investment.

          3. Strategic Income Fund will not purchase or retain securities of a company which has an officer or director who is an officer or director of Income Funds, Inc., or an officer, director or partner of the Manager if, to the knowledge of the Fund, one or more of such persons beneficially owns in the aggregate more than 5% thereof.

          4. Strategic Income Fund will not invest in the securities of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such investment at the time of purchase would cause more than 5% of the total Fund assets to be invested in the securities of such company or companies.

         Although not a fundamental investment restriction, Strategic Income Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases. In addition, Strategic Income Fund currently does not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities, and the Fund may make margin payments as may be necessary in connection with the futures and options transactions described in the Fund's Prospectuses and this Part B.

High-Yield Opportunities Fund
-----------------------------
         High-Yield Opportunities Fund has the following investment restrictions which may not be amended without approval of a majority of the outstanding voting securities, which is the lesser of more than 50% of the outstanding voting securities of High-Yield Opportunities Fund, or 67% of the voting securities of High-Yield Opportunities Fund present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time the Fund purchases securities.

         1. With respect to 75% of its total assets, High-Yield Opportunities Fund will not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.

         2. High-Yield Opportunities Fund will not make any investment in real estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

         3. High-Yield Opportunities Fund will not sell short any security or property.

         4. High-Yield Opportunities Fund will not buy or sell commodities or commodity contracts except that the Fund may enter into futures contracts and options thereon.

         5. High-Yield Opportunities Fund will not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the SEC with respect to open-end investment companies. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

         6. High-Yield Opportunities Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         7. High-Yield Opportunities Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         8. High-Yield Opportunities Fund will not invest more than 25% of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         In addition to the above fundamental investment restrictions, High-Yield Opportunities Fund has the following investment restrictions which may be amended or changed without approval of shareholders.

         1. High-Yield Opportunities Fund will not invest for the purpose of acquiring control of any company.

         2. High-Yield Opportunities Fund will not invest in securities of other investment companies, except the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the Investment Company Act at the time of the investment.

         3. High-Yield Opportunities Fund will not write, purchase or sell options, puts, calls or combinations thereof with respect to securities.

         4. High-Yield Opportunities Fund will not enter into futures contracts or options thereon.

         5. High-Yield Opportunities Fund will not purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Income Funds, Inc. or of the Manager if or so long as the directors and officers of Income Funds, Inc. and of the Manager together own beneficially more than 5% of any class of securities of such issuer.

         6. High-Yield Opportunities Fund will not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         7. High-Yield Opportunities Fund will not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities.

PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life-of-fund, if applicable) periods. Each Fund may also advertise aggregate and average total return information of its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectuses for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares of the Funds.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                        n
                                 P(1 + T) = ERV

         Where:     P =   a hypothetical initial purchase order of $1,000 from
                          which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                    T =   average annual total return;

                    n =   number of years; and

                  ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         Total return performance for classes of each Fund will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representative of the results which may be realized from an investment in the Fund in the future.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of each Class of Delchester Fund, as shown below, is the average annual total return quotations through July 31, 1998, computed as described above. The average annual total return for Delchester

Fund A Class at offer reflects the maximum front-end sales charge of 4.75% paid on the purchase of shares. The average annual total return for Delchester Fund A Class at net asset value (NAV) does not reflect any front-end sales charge. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

         Pursuant to applicable regulation, total return shown for Delchester Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Delchester Fund A Class and adjusting it to reflect the elimination of all front-end sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance may have been affected had such an adjustment been made.

                                    Average Annual Total Return

                              Delchester         Delchester      Delchester
                                 Fund               Fund            Fund
                               A Class            A Class       Institutional
                              (at Offer)          (at NAV)        Class (1)
             1 year
             ended
             7/31/98             5.43%             10.73%          13.07%

             3 years
             ended
             7/31/98            10.27%             12.05%          18.86%

             5 years
             ended
             7/31/98             8.11%              9.16%          14.65%

             10 years
             ended
             7/31/98             9.64%             10.17%          14.10%

             15 years
             ended
             7/31/98            11.03%             11.38%          11.57%

             Period
             8/20/70(2)
             through
             7/31/98             9.72%              9.91%          11.47%

----------------
(1) Date of initial public offering of Delchester Fund Institutional Class was June 1, 1992.
(2) Date of initial public offering of Delchester Fund A Class.

         The performance of Delchester Fund B Class, as shown below, is the average annual total return quotation through July 31, 1998. The average annual total return for Delchester Fund B Class including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 1998. The average annual total return for Delchester Fund B Class excluding deferred sales charge assumes the shares were not redeemed at July 31, 1998 and therefore does not reflect the deduction of a CDSC.

                                 Average Annual Total Return
                       Delchester Fund                    Delchester Fund
                          B Class                            B Class
                     (Including Deferred                (Excluding Deferred
                        Sales Charge)                      Sales Charge)
        1 year
        ended
        7/31/98             5.91%                              9.91%

        3 years
        ended
        7/31/98            10.41%                             11.22%

        Period
        5/2/94(1)
        through
        7/31/98             8.91%                              9.26%



-------------
(1) Date of initial public offering of Delchester Fund B Class.

         The performance of Delchester Fund C Class, as shown below, is the average annual total return quotation through July 31, 1998. The average annual total return for Delchester Fund C Class including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 1998. The average annual total return for Delchester Fund C Class excluding deferred sales charge assumes the shares were not redeemed at July 31, 1998 and therefore does not reflect the deduction of a CDSC.

                                  Average Annual Total Return
                       Delchester Fund                    Delchester Fund
                           C Class                           C Class
                     (Including Deferred                (Excluding Deferred
                        Sales Charge)                      Sales Charge)
        1 year
        ended
        7/31/98             8.90%                              9.90%

        Period
        11/29/95(1)
        through
        7/31/98            11.85%                             11.85%


--------------
(1) Date of initial public offering of Delchester Fund C Class.

         The performance of Strategic Income Fund A Class and Strategic Income Fund Institutional Class, as shown below, is the average annual total return quotations through July 31, 1998, computed as described above. The average annual total return for Strategic Income Fund A Class at offer reflects the maximum front-end sales charge of 4.75% paid on the purchase of shares. The average annual total return for Strategic Income Fund A Class at net asset value
(NAV) does not reflect any front-end sales charge. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                                   Average Annual Total Return (1)

                             Strategic          Strategic       Strategic
                              Income             Income          Income
                               Fund               Fund            Fund
                              A Class            A Class      Institutional
                            (at Offer)          (at NAV)          Class
           1 year
           ended
           7/31/98             1.25%              6.23%           6.36%

           Period
           10/1/96(2)
           through
           7/31/98             6.12%              8.93%           9.14%

---------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through December 31, 1998. In the absence of such waiver, performance would have been affected negatively.

(2) Date of initial public offering of Strategic Income Fund A Class and Strategic Income Fund Institutional Class.

         The performance of Strategic Income Fund B Class, as shown below, is the average annual total return quotation through July 31, 1998. The average annual total return for Strategic Income Fund B Class including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 1998. The average annual total return for Strategic Income Fund B Class excluding deferred sales charge assumes the shares were not redeemed at July 31, 1998 and therefore does not reflect the deduction of a CDSC.

                                 Average Annual Total Return

                        Strategic Income Fund      Strategic Income Fund
                               B Class                   B Class
                         (Including Deferred        (Excluding Deferred
                            Sales Charge)              Sales Charge)
            1 year
            ended
            7/31/98             1.48%                      5.32%

            Period
            10/1/96(2)
            through
            7/31/98             6.06%                      8.11%

-----------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through December 31, 1998. In the absence of such waiver, performance would have been affected negatively.

(2)      Date of initial public offering of Strategic Income Fund B Class.

         The performance of Strategic Income Fund C Class, as shown below, is the average annual total return quotation through July 31, 1998. The average annual total return for Strategic Income Fund C Class including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 1998. The average annual total return for Strategic Income Fund C Class excluding deferred sales charge assumes the shares were not redeemed at July 31, 1998 and therefore does not reflect the deduction of a CDSC.

                                   Average Annual Total Return (1)

                            Strategic Income Fund    Strategic Income Fund
                                  C Class                   C Class
                             (Including Deferred      (Excluding Deferred
                                Sales Charge)            Sales Charge)
                1 year
                ended
                7/31/98             4.35%                    5.31%

                Period
                10/1/96(2)
                through
                7/31/98             8.11%                    8.11%

----------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through December 31, 1998. In the absence of such waiver, performance would have been affected negatively.

(2) Date of initial public offering of Strategic Income Fund C Class; total return for this short of a time period may not be representative of longer-term results.

         The performance of High-Yield Opportunities Fund A Class and High-Yield Opportunities Fund Institutional Class, as shown below, is the average annual total return quotations through July 31, 1998, computed as described above. The average annual total return for High-Yield Opportunities Fund A Class at offer reflects the maximum front-end sales charge of 4.75% paid on the purchase of shares. The average annual total return for High-Yield Opportunities Fund A Class at net asset value (NAV) does not reflect any front-end sales charge. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                                Average Annual Total Return (1)

                              High-Yield      High-Yield        High-Yield
                             Opportunities   Opportunities     Opportunities
                                 Fund            Fund              Fund
                              A Class (2)     A Class (2)      Institutional
                              (at Offer)       (at NAV)            Class
                 1 year
                 ended
                 7/31/98        10.08%          15.66%             15.82%

                 Period
                 12/30/96(3)
                 through
                 7/31/98        13.38%          16.84%             16.93%

-------------
(1) The Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund did not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses) through December 31, 1997. Beginning January 1, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the High-Yield Opportunities Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.95% (in each case, exclusive of taxes, interest, brokerage commissions and extraordinary expenses and, in the case of Class A Shares, 12b-1 Plan Expenses) on an annualized basis through March 31, 1999. In the absence of such waivers, performance would have been affected negatively.

(2) Delaware Distributors, L.P. elected voluntarily to waive its right to receive 12b-1 Plan fees (including service fees) from the commencement of the public offering of Class A Shares of the Fund through February 16, 1998. In the absence of such waiver, performance would have been affected negatively.

(3) Date of initial public offering of High-Yield Opportunities Fund A Class and High-Yield Opportunities Fund Institutional Class.

         The performance of High-Yield Opportunities Fund B Class, as shown below, is the aggregate total return quotation through July 31, 1998. The aggregate total return for High-Yield Opportunities Fund B Class including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 1998. The aggregate total return for High-Yield Opportunities Fund B Class excluding deferred sales charge assumes the shares were not redeemed at July 31, 1998 and therefore does not reflect the deduction of a CDSC.

                                          Aggregate Total Return

                                    High-Yield                High-Yield
                                 Opportunities Fund       Opportunities Fund
                                     B Class                   B Class
                                (Including Deferred       (Excluding Deferred
                                    Sales Charge)            Sales Charge)
                   Period
                   2/17/97(2)
                   through
                   7/31/98        (0.46%)                        3.54%

-------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.95% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through March 31, 1999. In the absence of such waiver, performance would have been affected negatively.

(2)      Date of initial public offering of High-Yield Opportunities Fund
         B Class.

         The performance of High-Yield Opportunities Fund C Class, as shown below, is the aggregate total return quotation through July 31, 1998. The aggregate total return for High-Yield Opportunities Fund C Class including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 1998. The aggregate total return for High-Yield Opportunities Fund C Class excluding deferred sales charge assumes the shares were not redeemed at July 31, 1998 and therefore does not reflect the deduction of a CDSC.

                                        Aggregate Total Return

                                     High-Yield           High-Yield
                               Opportunities Fund     Opportunities Fund
                                       C Class              C Class
                              (Including Deferred     (Excluding Deferred
                                 Sales Charge)           Sales Charge)
                 Period
                 2/1798(2)
                 through
                 7/31/98             2.54%                   3.54%

--------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.95% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through March 31, 1999. In the absence of such waiver, performance would have been affected negatively.

(2)      Date of initial public offering of High-Yield Opportunities
         Fund C Class.

         As stated in the Funds' Prospectuses, each Fund may also quote the current yield of each of its Classes in advertisements and investor communications.

         The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                      a--b         6
                         YIELD = 2[(-------- + 1)  -- 1]
                                         cd

         Where:    a =  dividends and interest earned during the period;

                   b =  expenses accrued for the period (net of reimbursements);

                   c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

                   d = the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield for each Class of the Funds, based on specified 30-day periods identified in advertising by the Funds. Yield calculations assume the maximum front-end sales charge, if any, and do not reflect the deduction of any contingent deferred sales charge. Actual yield on Class A Shares may be affected by variations in sales charges on investments. Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of Income Funds, Inc. in the future. For the 30-day period ended July 31, 1998, the yield of each Class of Delchester Fund, Strategic Income Fund and High-Yield Opportunities Fund was as follows:


                                             Strategic          High-Yield
                          Delchester Fund   Income Fund    Opportunities Fund

Class A Shares                    8.71%        7.65%              7.81%
Class B Shares                    8.38%        7.26%              7.50%
Class C Shares                    8.38%        7.26%              7.56%
Institutional Class               9.41%        8.31%              8.52%


         Investors should note that the income earned and dividends paid by the Funds will vary with the fluctuation of interest rates and performance of the portfolio to the extent of the Funds' investments in debt securities. The net asset values of the Funds may change. Unlike money market funds, the Funds invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Funds' net asset values will tend to rise when interest rates fall. Conversely, the Funds' net asset values will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held by the Funds will vary from day to day and investors should consider the volatility of the Funds' net asset values as well as their yields before making a decision to invest.

         The average weighted portfolio maturity at July 31, 1998 for Delchester Fund, Strategic Income Fund and High-Yield Opportunities Fund was 8.3 years, 7.1 years and 8.5 years, respectively.

         From time to time, each Fund may quote actual total return and/or yield performance for its Classes in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond an other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Fund may invest and the assumptions that were used in calculating the blended performance will be described.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Each Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of a Fund. Each Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Educational IRAs) and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products, and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

         Total return performance for each Class of each Funds will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and, in the case of Class A Shares, the impact of the maximum front-end sales charge, if any, paid on the illustrated investment amount, annualized. Performance of Class A Shares may also be shown without reflecting the impact of any front-end sales charge. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. The performance of Class B Shares and Class C Shares will be calculated both with the applicable CDSC included and excluded. The net asset values of the Funds fluctuate so shares, when redeemed, may be worth more or less than the original investment, and the Funds' results should not be considered a guarantee of future performance.

         The following tables are examples, for purposes of illustration only, of cumulative total return performance for Class A Shares, Class B Shares, Class C Shares and Institutional Class of each Fund through July 31, 1998. Pursuant to applicable regulation, total return shown for the Institutional Class of Delchester Fund for the periods prior to the commencement of operations of such Institutional Class is calculated by taking the performance of the respective Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments by the Class A Shares, and performance for the Institutional Class would have been affected had such an adjustment been made. For these purposes, the calculations assume the reinvestment of any distributions and income dividends paid during the indicated periods, but does not reflect any income taxes payable by shareholders on the reinvested distributions. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchases of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Past performance is no guarantee of future results. Performance shown for short periods of time may not be representative of longer term results.

                                                  Cumulative Total Return
                                            Delchester              Delchester
                                               Fund                    Fund
                                             A Class               Institutional
                                            (at Offer)               Class(2)
                           3 months
                           ended
                           7/31/98            (3.92%)                  0.98%

                           6 months
                           ended
                           7/31/98            (1.40%)(3)               3.72%

                           9 months
                           ended
                           7/31/98             2.81%                   8.16%

                           1 year
                           ended
                           7/31/98             5.43%                  11.00%

                           3 years
                           ended
                           7/31/98            34.07%                  41.74%

                           5 years
                           ended
                           7/31/98            47.71%                  56.90%

                           10 years
                           ended
                           7/31/98           150.91%                 170.35%

                           15 years
                           ended
                           7/31/98           380.27%                 416.96%

                           Period
                           8/20/70(1)
                           through
                           7/31/98         1,234.72%               1,338.12%

--------------
(1)  Date of initial public offering of Delchester Fund A Class.
(2) Date of initial public offering of Delchester Fund Institutional Class was June 1, 1992.
(3)  Cumulative total return at net asset value for the six months ended
     July 31, 1998 was 3.59%.

                                                    Cumulative Total Return

                                    Delchester              Delchester
                                       Fund                    Fund
                                      B Class                 B Class
                                    (Including              (Excluding
                                     Deferred                Deferred
                                   Sales Charge)           Sales Charge)
                  3 months
                  ended
                  7/31/98          (3.21%)                     0.73%

                  6 months
                  ended
                  7/31/98          (0.75%)                     3.21%

                  9 months
                  ended
                  7/31/98          3.36%                       7.36%

                  1 year
                  ended
                  7/31/98          5.91%                       9.91%

                  3 years
                  ended
                  7/31/98          34.58%                     37.58%

                  Period
                  5/2/94(1)
                  through
                  7/31/98          43.72%                     45.70%

-----------
(1)  Date of initial public offering of Delchester Fund B Class.

                                                     Cumulative Total Return

                                      Delchester                  Delchester
                                         Fund                        Fund
                                        C Class                    C Class
                                      (Including                  (Excluding
                                       Deferred                    Deferred
                                     Sales Charge)               Sales Charge)
           3 months
           ended
           7/31/98                   (0.26%)                         0.73%

           6 months
           ended
           7/31/98                   2.21%                           3.20%

           9 months
           ended
           7/31/98                   6.36%                           7.36%

           1 year
           ended
           7/31/98                   8.90%                           9.90%

           Period
           11/29/95(1)
           through
           7/31/98                   34.88%                         34.88%


------------
(1)  Date of initial public offering of Delchester Fund C Class.

                                                     Cumulative Total Return (1)

                                         Strategic               Strategic
                                          Income                 Income
                                           Fund                   Fund
                                          A Class                Institutional
                                        (at Offer)                Class
                  3 months
                  ended
                  7/31/98                 (4.91%)                (0.08%)

                  6 months
                  ended
                  7/31/98               (3.22%) (3)              1.59%

                  9 months
                  ended
                  7/31/98                 (1.49%)                3.71%

                  1 year
                  ended
                  7/31/98                  1.25%                 6.36%

                  Period
                  10/1/96(2)
                  through
                  7/31/98                 11.49%                 17.39%

-------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through December 31, 1998. In the absence of such waiver, performance would have been affected negatively.

(2) Date of initial public offering of Strategic Income Fund A Class and Strategic Income Fund Institutional Class.

(3) Cumulative total return at net asset value for the six months ended July 31, 1998 was 1.62%.

                                                Cumulative Total Return (1)

                                  Strategic                    Strategic
                                    Income                      Income
                                     Fund                        Fund
                                    B Class                     B Class
                                  (Including                   (Excluding
                                   Deferred                    Deferred
                                  Sales Charge)                Sales Charge)

                 3 months
                 ended
                 7/31/98          (4.25%)                      (0.34%)

                 6 months
                 ended
                 7/31/98          (2.82%)                      1.08%

                 9 months
                 ended
                 7/31/98          (0.87%)                      2.94%


                 1 year
                 ended
                 7/31/98          1.48%                        5.32%

                 Period
                 10/1/96(2)
                 through
                 7/31/98          11.38%                       15.36%

--------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through December 31, 1998. In the absence of such waiver, performance would have been affected negatively.

(3)      Date of initial public offering of Strategic Income Fund B Class.

                                                Cumulative Total Return (1)

                                             Strategic            Strategic
                                              Income              Income
                                               Fund                 Fund
                                            C Class                C Class
                                            (Including            (Excluding
                                            Deferred              Deferred
                                            Sales Charge)        Sales Charge)

                  3 months
                  ended
                  7/31/98                   (1.49%)               (0.52%)

                  6 months
                  ended
                  7/31/98                   0.11%                 1.08%

                  9 months
                  ended
                  7/31/98                   1.81%                 2.76%

                  Period
                  10/1/96(2)
                  through
                  7/31/98                   15.35%                15.35%

---------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through December 31, 1998. In the absence of such waiver, performance would have been affected negatively.

(2)      Date of initial public offering of Strategic Income Fund C Class.

                                         Cumulative Total Return (1)

                                       High-Yield             High-Yield
                                      Opportunities          Opportunities
                                          Fund                   Fund
                                      A Class (2)            Institutional
                                       (at Offer)                Class

                    3 months
                    ended
                    7/31/98              (2.37%)                 2.51%

                    6 months
                    ended
                    7/31/98             0.95%(3)                 6.12%

                    9 months
                    ended
                    7/31/98               5.40%                 10.78%

                    1 year
                    ended
                    7/31/98              10.08%                 15.82%

                    Period
                    12/30/96(4)
                    through
                    7/31/98              22.16%                 28.33%

------------------
(1) The Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund did not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses) through December 31, 1997. Beginning January 1, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the High-Yield Opportunities Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.95% (in each case, exclusive of taxes, interest, brokerage commissions and extraordinary expenses and, in the case of Class A Shares, 12b-1 Plan Expenses) on an annualized basis through March 31, 1999. In the absence of such waivers, performance would have been affected negatively.

(2) Delaware Distributors, L.P. has elected voluntarily to waive its right to receive 12b-1 Plan fees (including service fees) from the commencement of the public offering of Class A Share of the Fund through February 16, 1998. In the absence of such waiver, performance would have been affected negatively.

(3) Cumulative total return at net asset value for the six months ended July 31, 1998 was 5.98%.

(4) Date of initial public offering of High-Yield Opportunities Fund A Class and High-Yield Opportunities Fund Institutional Class.


                                            Aggregate Total Return

                                    High-Yield               High-Yield
                                 pportunities Fund       Opportunities Fund
                                      B Class                  B Class
                                (Including Deferred      (Excluding Deferred
                                    Sales Charge)           Sales Charge)

                  3 months
                  ended
                  7/31/98             (1.75%)                  2.26%

                  Period
                  2/17/98(2)
                  through
                  7/31/98             (0.46%)                  3.54%

--------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.95% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through March 31, 1999. In the absence of such waiver, performance would have been affected negatively.

(2)      Date of initial public offering of High-Yield Opportunities Fund
         B Class.

                                           Aggregate Total Return

                                    High-Yield                 High-Yield
                                Opportunities Fund         Opportunities Fund
                                      C Class                    C Class
                                (Including Deferred        (Excluding Deferred
                                   Sales Charge)              Sales Charge)

                  3 months
                  ended
                  7/31/98           (1.26%)                        2.26%

                  Period
                  2/17/98(2)
                  through
                  7/31/98            2.54%                         3.54%

-------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.95% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through March 31, 1999. In the absence of such waiver, performance would have been affected negatively.

(2)      Date of initial public offering of High-Yield Opportunities Fund
         C Class.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for Income Funds, Inc. and other mutual funds in the Delaware Investments family, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's and, in the case of Strategic Income Fund, the Sub-Adviser's, overriding investment philosophy and how that philosophy impacts, investment disciplines employed in seeking the objectives of the Funds and other funds in the Delaware Investments family. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager and the Sub-Adviser, including the number of such clients serviced such persons.


Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Plan, Direct Deposit Purchase Plan and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                     Number
                                  Investment     Price Per         of Shares
                                    Amount         Share           Purchased

                    Month 1          $100         $10.00               10
                    Month 2          $100         $12.50                8
                    Month 3          $100         $ 5.00               20
                    Month 4          $100         $10.00               10
                    ---------------------------------------------------------
                                     $400         $37.50               48

         Total Amount Invested:  $400
         Total Number of Shares Purchased:  48
         Average Price Per Share:  $9.38 ($37.50/4)
         Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family. Dollar-cost averaging can be appropriate for investments in shares of funds that tend to fluctuate in value. Please obtain the prospectus of any fund in the Delaware Investments family in which you plan to invest through a dollar-cost averaging program. The prospectus contains additional information, including charges and expenses. Please read it carefully before you invest or send money.

THE POWER OF COMPOUNDING

         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         Delchester Fund, High-Yield Opportunities Fund and, in the case of its domestic securities, Strategic Income Fund, each select banks, brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of the Fund's judgment of the professional capability of such banks, brokers or dealers to provide the service. In the case of Strategic Income Fund, the Sub-Adviser to the Fund selects banks, brokers or dealers to execute transactions for the purchase or sale of foreign securities in managing the Fund's international sector. The primary consideration is to have banks, brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In most instances, trades of fixed-income securities are made on a net basis where the Funds either buy the securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund involved pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager or the Sub-Adviser as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         During the past three fiscal years, no brokerage commissions were paid by Delchester Fund, Strategic Income Fund or High-Yield Opportunities Fund.

         The Manager or the Sub-Adviser may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager or the Sub-Adviser in connection with its investment decision-making processes with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended July 31, 1998, there were no portfolio transactions of Delchester Fund, Strategic Income Fund or High-Yield Opportunities Fund resulting in brokerage commissions directed to brokers for brokerage and research services.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act"), the Funds' Investment Management Agreements and the Sub-Advisory Agreement (in the case of Strategic Income Fund), higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager or Sub-Adviser which constitute in some part brokerage and research services used by the Manager or Sub-Adviser in connection with its investment decision-making process and constitute in some part services used by the Manager or Sub-Adviser in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager or Sub-Adviser will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager or Sub-Adviser in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Funds and to other funds in the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager or the Sub-Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager, the Sub-Adviser and Income Funds, Inc.'s Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute the Funds' portfolio transactions.

Portfolio Turnover

         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate. Due to current market conditions, each Fund anticipates that its respective annual rate of portfolio turnover will exceed 100%. Because of the historically high rate of new issuances and refinancings in the high-yield bond market during the Funds' most recent fiscal year, the portfolio turnover rate for each Fund was higher than anticipated. This higher rate of portfolio turnover is expected to continue so long as the current rate of new issuances and refinancings is maintained.

         The degree of portfolio activity may affect taxes payable by the Funds' shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year. In investing for liberal current income, in the case of Delchester Fund, and for high current income with total return, in the case of Strategic Income Fund, the Funds may hold securities for any period of time. To the extent a Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. The turnover rates also may be affected by cash requirements from redemptions and repurchases of Fund shares.

         The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         During the past three fiscal years, the portfolio turnover rates of the Funds were as follows:

                                     July 31
                                                1998          1997       1996
                                                ----          ----       ----
         Delchester Fund                        117%         154%         108%
         Strategic Income Fund (1)              175%         183% (3)     N/A
         High-Yield Opportunities Fund (2)      317%         270% (3)     N/A

----------------
(1)      Date of initial public offering was October 1, 1996.
(2)      Date of initial public offering was December 30, 1996.
(3)      Annualized.

PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's classes of shares - Class A Shares, Class B Shares, Class C Shares and the Institutional Class - and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for additional information on how to invest. Shares of the Funds are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Income Funds, Inc. or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such classes generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, directors and employees of any fund in the Delaware Investments family, the Manager or the Sub-Adviser or any of their affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected. There are no minimum purchase requirements for the Funds' Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Income Funds, Inc. will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Income Funds, Inc. reserves the right to reject any order for the purchase of shares of either Fund if in the opinion of management such rejection is in such Fund's best interests.

         The NASD has adopted amendments to its Conduct Rules relating to investment company sales charges. Income Funds, Inc. and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectuses.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses, if any, under a Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan accounts including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Income Funds, Inc. for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements

         The alternative purchase arrangements of Class A, Class B and Class C Shares of each Fund permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares of a Fund and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares (currently, no more than 0.25% of the average daily net assets of Class A Shares of Strategic Income Fund, pursuant to Board action) or to purchase either Class B or Class C Shares of a Fund and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses.

Class A Shares - Delchester Fund, Strategic Income Fund and High-Yield Opportunities Fund

         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Front-End Sales Charge Alternative-Class A Shares in the Prospectuses for the Fund Classes for a table illustrating reduced front-end sales charges. See also, Special Purchase Features - Class A Shares, below, for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         Certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of shares of the funds in the Delaware Investments family may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

Dealer's Commission

         As described more fully in the Prospectuses for the Fund Classes, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected. See Front-End Sales Charge Alternative -- Class A Shares in the Prospectuses for the Fund Classes for the applicable schedule and further details.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares

         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectuses for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectuses. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectuses for the Fund Classes.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Income Funds, Inc. has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition each Fund may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by a Fund under its Plans, and the Funds' Distribution Agreements, is on an annual basis, up to 0.30% of the Class A Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. Income Funds, Inc.'s Board of Directors may reduce these amounts at any time. The Distributor has agreed to waive the distribution fees with respect to Delchester Fund and High-Yield Opportunities Fund to the extent such fee for any day exceeds the net investment income realized by such Funds' respective Class A, Class B and Class C Shares for such day. The Distributor had elected voluntarily to waive all payments under the 12b-1 Plan for Class A Shares, Class B Shares and Class C Shares of High-Yield Opportunities Fund during the commencement of the public offering of the Fund through December 31, 1997.

         Although the maximum fee payable under the 12b-1 Plan relating to Delchester Fund A Class is 0.30% of average daily net assets of such class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plan relating to Delchester Fund A Class, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Delchester Fund A Class that were originally purchased prior to June 1, 1992 in Delchester I class (which was converted into what is now referred to as Class A Shares on June 1, 1992 pursuant to a Plan of Recapitalization approved by shareholders of Delchester I class), and (ii) the amount obtained by multiplying 0.30% by the average daily net assets represented by all other Delchester Fund A Class shares. While this is the method to be used to calculate the 12b-1 fees to be paid by Delchester Fund A Class under its Plan, the fee is a Class A Shares' expense so that all shareholders of Delchester Fund A Class, regardless of whether they originally purchased or received shares in Delchester I class, or in one of the other classes that is now known as Class A Shares, will bear 12b-1 expenses at the same rate. In addition, pursuant to Board action, the maximum aggregate fee payable by Class A Shares of Strategic Income Fund is 0.25%. While this describes the current basis for calculating the fees which will be payable under the Delchester Fund A Class' and Strategic Income Fund A Class' Plans, such Plans permit a full 0.30% on all Class A Shares' assets to be paid at any time following appropriate Board approval.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best price and execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Directors of Income Funds, Inc., including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of Income Funds, Inc. and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Directors in the same manner as specified above.

         Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of Class B of the same Fund. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of Income Funds, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Income Funds, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

         For the fiscal year ended July 31, 1998, payments from Class A Shares, Class B Shares and Class C Shares of Delchester Fund amounted to $2,607,829, $3,193,696 and $321,709, respectively. Such amounts were used for the following purposes:

                                    Delchester   Delchester     Delchester
                                       Fund         Fund           Fund
                                      A Class      B Class        C Class

Advertising                            $8,851      --------      --------
Annual/Semi-Annual Reports            $56,465      --------      --------
Broker Trails                      $2,083,639      $778,140       $87,895
Broker Sales Charges                 --------    $1,355,219      $148,032
Dealer Service Expenses                $1,276        $0,000          $592
Interest on Broker Sales Charges     --------      $902,760       $10,531
Commissions to Wholesalers           $196,401      $142,377       $61,328
Promotional-Broker Meetings           $27,545       $13,201        $3,055
Promotional-Other                     $93,438      --------      --------
Prospectus Printing                   $83,043      --------      --------
Telephone                              $6,343      --------        $1,040
Wholesaler Expenses                   $50,823        $1,999        $9,236
Other                                --------      --------      --------

         For the period ended July 31, 1998, payments from Class A Shares, Class B Shares and Class C Shares of Strategic Income Fund amounted to $32,549 $110,077 and $33,810, respectively. Such amounts were used for the following purposes:


                                   Strategic   Strategic     Strategic
                                    Income      Income        Income
                                     Fund        Fund          Fund
                                    A Class     B Class       C Class

Advertising                            $138    --------      --------
Annual/Semi-Annual Reports             $119    --------      --------
Broker Trails                       $31,463     $27,488        $5,234
Broker Sales Charges               --------     $34,281       $17,494
Dealer Service Expenses            --------     $00,000          $133
Interest on Broker Sales Charges   --------     $42,772        $1,463
Commissions to Wholesalers         --------      $5,022        $8,003
Promotional-Broker Meetings             $30        $514          $272
Promotional-Other                      $162    --------      --------
Prospectus Printing                    $637    --------      --------
Telephone                              $000    --------           $19
Wholesaler Expenses                --------    --------        $1,192
Other                              --------    --------      --------

         For the period ended July 31, 1998, payments from Class A Shares, Class B Shares and Class C Shares of High-Yield Opportunities Fund amounted to
$9,164, $1,108 and $279, respectively. Such amounts were used for the following purposes:

                                    High-Yield      High-Yield      High-Yield
                                 Opportunities   Opportunities   Opportunities
                                          Fund            Fund            Fund
                                       A Class         B Class         C Class

Advertising                           --------        --------        --------
Annual/Semi-Annual Reports              $1,457        --------        --------
Broker Trails                             $835            $276        --------
Broker Sales Charges                  --------            $342            $107
Dealer Service Expenses               --------        --------        --------
Interest on Broker Sales Charges      --------            $433             $31
Commissions to Wholesalers                $942             $14            $141
Promotional-Broker Meetings               $146        --------        --------
Promotional-Other                       $2,247        --------        --------
Prospectus Printing                     $3,287        --------        --------
Telephone                             --------        --------        --------
Wholesaler Expenses                       $250             $43        --------
Other                                 --------        --------        --------

Other Payments to Dealers -- Class A, Class B and Class C Shares

         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the funds in the Delaware Investments family. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expenses of preapproved dealer advertisements promoting the sale of shares of the funds in the Delaware Investments family.

Special Purchase Features -- Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, directors and employees of Income Funds, Inc., any other fund in the Delaware Investments family, the Manager, the Manager's affiliates, the Sub-Adviser or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of the Funds and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager, the Sub-Adviser or any of their affiliates, may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

         Investors in Delaware Investments Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Investments family at net asset value.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the institutional class of each Fund; and any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services,

Inc. (formerly named Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of Delaware Investments funds and any stable value product available through Delaware Investments, or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to Retirement Financial Services, Inc. in writing that it has the requisite number of employees and has received written confirmation back from Retirement Financial Services, Inc.

         Purchases of Class A Shares of Delchester Fund at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares as a result of a change in the distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Investments fund in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         The Funds must be notified in advance that the trade qualifies for purchase at net asset value.

Letter of Intention

         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Income Funds, Inc., which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in the Delaware Investments family (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments in Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other funds in the Delaware Investments family which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege

         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other funds in the Delaware Investments family (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation

         In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other funds in the Delaware Investments family which offer such classes (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege

         Holders of Class A Shares of a Fund (and of the Institutional Classes holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of that Fund or in Class A Shares of any of the other funds in the Delaware Investments family, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Funds' shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectuses) in connection with the features described above.

Group Investment Plans

         Group Investment Plans that are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the Prospectuses for the Funds' Classes, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement investment accounts of Delaware Investments if they so notify the Fund in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

The Institutional Classes
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, the Sub-Adviser or their affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager, the Sub-Adviser or their affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account

         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Classes of Delchester Fund and Strategic Income Fund in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Classes of each Fund are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made, for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Funds in the Delaware Investments Family

         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments family, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares in the Prospectuses for the Fund Classes.

         Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Investments family may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions to participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan -- Investors may arrange for a Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan -- Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Income Funds, Inc. for proper instructions.

Wealth Builder Option

         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware

Investments family through the Wealth Builder Option. See Wealth Builder Option and Redemption and Exchange in the Prospectuses for the Fund Classes.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete a Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange in the Prospectus. Also see Buying Class A Shares at Net Asset Value under Classes of Shares. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family of funds may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds. See Appendix B Classes Offered in the Prospectus for the funds in the Delaware Investments that offer consultant class shares.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number.

         Investors will receive a customized quarterly Strategy Report summarizing all Delaware Investments Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes

         An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) deferred compensation plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans Delaware Investments offers, Class B Shares are available for investment only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge under Redemption and Exchange in the Prospectuses for Class B Shares and Class C Shares for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans, other than Individual Retirement Accounts for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class Shares. For additional information on any of the Plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans

         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")

         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 deduction is still available if the taxpayer's AGI is below $30,000 ($50,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with incomes between $50,000 and $60,000, and for single individuals with incomes between $30,000 and $40,000. These income phase-out limits reach $80,000 - $100,000 in 2007 for joint filers and $50,000 - $60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

          Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

             (i) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

             (ii) Substantially equal installment payments for a period certain of 10 or more years;

             (iii) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

             (iv) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

             (v) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
             For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

             Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

             Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion is done prior to January 1, 1999, then the income from the conversion can be included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs
             For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

             This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

             Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

             Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includible in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher educations expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

             A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

             Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of

Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectus for Class B Shares and Class C Shares.

             Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")

             A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Funds Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")

             Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan

             Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")

             Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")

             Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class
A Shares as set forth in the table in the Prospectuses for the Fund Classes.

SIMPLE IRA

             A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)

              A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is not required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

             Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreements and Sub-Advisory Agreements. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

             The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

             An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, will be included in the Fund's financial statements which are incorporated by reference into this Part B.

             Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign currencies and the prices of foreign securities denominated in foreign currencies are translated to U.S. Dollars at the mean between the bid and offer quotations of such securities based on rates in effect as of the close of the London Stock Exchange. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If no quotations are available, all other securities and assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

             Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Income Funds, Inc.'s 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that may be allocable to each Class of a Fund, the dividends paid to each Class of the Fund may vary. The net asset value per share of each Class of a Fund is expected to be equivalent.

REDEMPTION AND REPURCHASE

             Any shareholder may require a Fund to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to the Fund at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a securities transfer association medallion program. A signature guarantee cannot be provided by a notary public. A signature guarantee is designed to protect the shareholders, each Fund and its respective agents from fraud. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.

             In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent or certain other authorized persons (see Distribution and Service under Investment Management Agreements and Sub-Advisory Agreement), subject to any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

             Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

             Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectuses for the Fund Classes. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectuses for the Fund Classes. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there is currently a $7.50 bank wiring cost, neither the Funds nor the Funds' Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

             Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by each Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

             Each Fund will process written or telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. A Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared. This potential delay can be avoided by making investments by wiring Federal Funds.

             If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

             In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

             Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Income Funds, Inc. has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

             The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts
             Before a Fund involuntarily redeems shares from an account that, under the circumstances listed in the relevant Prospectus, has remained below the minimum amounts required by the Fund's Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under How to Buy Shares in the Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

             Effective November 29, 1995, the minimum initial investment in Delchester Fund A Class was increased from $250 to $1,000. Class A accounts of Delchester Fund that were established prior to November 29, 1995 and maintain a balance in excess of $250 will not presently be subject to the $9 quarterly service fee that may be assessed against accounts with balances below the stated minimum nor subject to involuntary redemption.

                                      * * *

             Each Fund has made available certain redemption privileges, as described below. The Funds reserve the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

Expedited Telephone Redemptions
             Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Classes, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the address of record. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

             In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with the relevant Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption from Class A Shares, Class B Shares and Class C Shares. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

             Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the relevant Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

             To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

             If expedited payment under these procedures could adversely affect a Fund, the Fund may take up to seven days to pay the shareholder.

             Neither the Funds nor the Funds' Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Systematic Withdrawal Plans
             Shareholders of Class A, Class B and Class C Shares of Delchester Fund and Strategic Income Fund who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

             Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may, in time, be depleted, particularly in a declining market.

             The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

             Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares of Delchester Fund and Strategic Income Fund through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares and Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange in the Prospectuses for the Fund Classes. Shareholders should consult their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.


             An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

             The Systematic Withdrawal Plan is not available for the Institutional Classes.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

             Each Fund declare a dividend to shareholders of each Class of the respective Fund's shares from net investment income on a daily basis. Dividends are declared each day the respective Fund is open and paid monthly. Net investment income earned on days when the respective Fund is not open will be declared as a dividend on the next business day. Purchases of shares of the respective Fund by wire begin earning dividends when converted into Federal Funds and are available for investment, normally the next business day after receipt. However, if the respective Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the respective Fund. Income Funds, Inc. reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

             Each Class of shares of a Fund will share proportionately in the investment income and expenses of that Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

             Dividends and any realized securities profits distributions are automatically reinvested in additional shares of the same Class of the respective Fund at net asset value, unless, in the case of shareholders of the Fund Classes, an election to receive dividends in cash has been made. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

             Any distributions from net realized securities profits will be made twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code. Such distributions will be reinvested in shares, unless the shareholders of the Fund Classes elect to receive them in cash. The Funds will mail a quarterly statement showing the dividends paid and all the transactions made during the period.

TAXES

             It is each Fund's policy to pay out substantially all net investment income and net realized gains to relieve each Fund of federal income tax liability on that portion of its income paid to shareholders under Subchapter M of the Code. The Funds intend to meet the requirements each year. The Funds also intend to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

             The Funds have no fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Funds intend to offset realized securities profits to the extent of the capital losses carried forward. Delchester Fund had an accumulated capital loss carryforward of approximately $145,009,543 at July 31, 1998 which for federal income tax purposes may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 1999--$53,787,833, 2002--$3,628,131 and 2003--$87,593,579.

             Distributions of net investment income and short-term realized securities profits are taxable as ordinary income to shareholders. Since the major portion of Delchester Fund's and High-Yield Opportunities Fund's investment income is derived from interest rather than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations. It is expected that either none or a nominal portion of Strategic Income Fund's dividends will be eligible for the dividends-received deduction. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, for federal income tax purposes, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Long-term capital gains distributions are not eligible for the dividends-received exclusion. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually. Shares of the Funds are exempt from Pennsylvania county personal property taxes.

             Net long-term gain from the sale of securities when realized and distributed (actually or constructively) is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. Delchester Fund's portfolio securities had an unrealized net appreciation for tax purposes of $15,871,999 as of July 31, 1998.

             Under the Taxpayer Relief Act of 1997 (the "1997 Act"), as revised by the 1998 Act, each Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

             "Mid-term capital gains" or "28 percent rate gain": securities sold by a Fund after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%.

             "1997 Act long-term capital gains" or "20 percent rate gain": securities sold by the Fund between May 7, 1997 and July 28, 1997 that were held for more than 12 months, and securities sold by a Fund after July 28, 1997 that were held for more than 18 months. As revised by the 1998 Act, this rate applies to securities held for more than 12 months for tax years beginning after December 31, 1997. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

             "Qualified 5-year gains": For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at a higher rate bracket may also make an election for shares held on January 1, 2001 to recognize gain on their shares (any loss is disallowed) in order to qualify such shares as qualified 5-year property as though purchased after December 31, 2000. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the 5 year holding period.

             Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets. In order to qualify as a regulated investment company for federal income tax purposes, a Fund must meet certain specific requirements, including:

             (i) The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

             (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

             (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years, and

             (iv) The Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Fund for less than three months ("short-short income"). The 1997 Act repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Fund as a regulated investment company.

             The Code requires a Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid federal excise taxes. Each Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

             The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains or when the offsetting position is sold.

             The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

             Investment in Foreign Currencies and Foreign Securities--Strategic Income Fund and High-Yield Opportunities Fund are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to these Fund:

             Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

             If a Fund's Section 988 losses exceed the Fund's other investment company taxable income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

             The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require a Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests.

Under a Fund's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, a Fund will be required to record at fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Fund's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

             A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Fund); and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by your Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the Fund). If your Fund elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If your Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Fund to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by a Fund. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure will not be available until calendar year 1998.

             Investment in Passive Foreign Investment Company Securities--Strategic Income Fund and High-Yield Opportunities Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

             A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

             The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by the Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

             You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

             Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by your Fund, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the Fund's income available for distribution to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

INVESTMENT MANAGEMENT AGREEMENTS

             The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Funds, subject to the supervision and direction of Income Funds, Inc.'s Board of Directors.

             The Manager and its predecessors have been managing the funds in the Delaware Investments since 1938. On July 31, 1998, the Manager and its affiliates in Delaware Investments, including the Sub-Adviser, were managing in the aggregate more than $43 billion in assets in the various institutional or separately managed (approximately $25,873,990,000) and investment company (approximately $17,929,500,000) accounts. The directors of Income Funds, Inc. annually review fees paid to the Manager.

             The Investment Management Agreement for Delchester Fund is dated April 3, 1995 and was approved by shareholders on March 29, 1995. The Investment Management Agreement for Strategic Income Fund is dated September 30, 1996 and was approved by the initial shareholder on September 30, 1996. The Investment Management Agreement for High-Yield Opportunities Fund is dated December 27, 1996 and was approved by the initial shareholder on December 27, 1996. Each Agreement provides for an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of Income Funds, Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the directors of Income Funds, Inc. or by the Manager. Each Agreement will terminate automatically in the event of its assignment.

             The annual compensation paid by Delchester Fund for investment management services is equal to 0.60% on the first $500 million of the Fund's average daily net assets, 0.575% of the next $250 million and 0.55% of the average daily net assets in excess of $750 million, less Delchester Fund's proportionate share of all directors' fees paid to the unaffiliated directors of Income Funds, Inc. On July 31, 1998, the total net assets of Delchester Fund were $1,541,217,655. The Manager makes all investment decisions which are implemented by Delchester Fund. The Manager pays the salaries of all directors, officers and employees who are affiliated with both the Manager and Income Funds, Inc. Investment management fees paid by Delchester Fund during the past three fiscal years were $6,921,586 for 1996 and $7,362,089 for 1997 and $8,245,496 for 1998.

             The annual compensation paid by Strategic Income Fund for investment management services is equal to 0.65% on the first $500 million of the Fund's average daily net assets, 0.625% of the next $500 million and 0.60% of the average daily net assets in excess of $1 billion. On July 31, 1998, the total net assets of Strategic Income Fund were $42,513,379. The Manager pays the salaries of all directors, officers and employees who are affiliated with both the Manager and Income Funds, Inc. Investment management fees incurred by Strategic Income Fund for the period October 1, 1996 (date of initial public offering) through July 31, 1997 were $73,164 and no fees were paid to the Manager in connection with the voluntary waiver of fees. Investment management fees incurred by Strategic Income Fund for the fiscal year ended July 31, 1998 were $212,472 and no fees were paid as a result of the voluntary waiver of fees by the Manager described below.

             Subject to the overall supervision of the Manager, the Sub-Adviser manages the international sector of Strategic Income Fund's portfolio and furnishes the Manager with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to the Manager, the Manager pays the Sub-Adviser a fee equal to one-third of the investment management fees paid to the Manager under the terms of the Investment Management Agreement. For the period October 1, 1996 (date of initial public offering) through July 31, 1997 and for the fiscal year ended July 31, 1998, no fees were paid to Delaware International due to the voluntary waiver of fees by the Manager.

             The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of each Class do not exceed 0.75% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses) during the commencement of the public offering of the Fund through December 31, 1998.

             The annual compensation paid by High-Yield Opportunities Fund for investment management services is equal to 0.65% on the first $500 million of the Fund's average daily net assets, 0.625% of the next $500 million and 0.60% of the average daily net assets in excess of $1 billion. On July 31, 1998, the total net assets of High-Yield Opportunities Fund were $15,658,307. The Manager makes all investment decisions which are implemented by High-Yield Opportunities Fund. The Manager pays the salaries of all directors, officers and employees who are affiliated with both the Manager and Income Funds, Inc. Investment management fees incurred by High-Yield Opportunities Fund for the period December 30, 1996 (date of initial public offering) through July 31, 1997 were $30,869 and $6,031 was paid and $24,838 was waived in connection with the voluntary waiver of fees by the Manager. Investment management fees incurred by High-Yield Opportunities Fund for the fiscal year ended July 31, 1998 were $70,555 and $28,057 was paid and $42,498 was waived in connection with the voluntary waiver of fees by the Manager.

             The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of each Class do not exceed 0.75% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses) during the commencement of the public offering of the Fund through December 31, 1997. Beginning January 1, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the High-Yield Opportunities Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund, excluding each such Class' 12b-1 fees, do not exceed 0.95% on an annualized basis through March 31, 1999.

             Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, the Funds are responsible for all of their own expenses. Among others, these include a Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distribution and Service

         The Distributor, Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of each Fund's shares under a Distribution Agreement dated as of April 3, 1995, as amended on November 29, 1995 for Delchester Fund, under a separate Distribution Agreement dated as of September 30, 1996 for Strategic Income Fund and under a separate Distribution Agreement dated as of December 27, 1996 for High-Yield Opportunities Fund. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Funds on behalf of Class A Shares, Class B Shares and Class C Shares under the 12b-1 Plan for each such class. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Funds' shareholder servicing, dividend disbursing and transfer agent pursuant to an Amended and Restated Shareholders Services Agreement dated as of September 14, 1998. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND DIRECTORS

         The business and affairs of Income Funds, Inc. are managed under the direction of its Board of Directors.
         Certain officers and directors of Income Funds, Inc. hold identical positions in each of the other funds in the Delaware Investments family. On August 31, 1998, Income Funds, Inc.'s officers and directors owned less than 1% of the outstanding shares of Class A Shares of Strategic Income Fund, approximately 1% of the outstanding shares of the Institutional Class of Delchester Fund and Strategic Income Fund, approximately 2% of the outstanding shares of the Class A Shares of Delchester Fund; approximately 63% of the outstanding shares of the Institutional Class of Strategic Income Fund; and none of the outstanding shares of the Class B Shares and Class C Shares of these Funds.

         As of August 31, 1998, management believes the following accounts held of record 5% or more of the outstanding shares of a Class of shares of Delchester Fund. Management does not have knowledge of beneficial owners.

Class                               Name and Address of Account                        Share Amount        Percentage
-----                               ---------------------------                        ------------        ----------
Delchester Fund B Class             Merrill Lynch, Pierce, Fenner & Smith
                                    For the Sole Benefit of its Customers
                                    Attention:  Fund Administration
                                    4800 Deer Lake Dr East, 2nd Floor
                                    Jacksonville, FL  32246                              7,193,083            12.90%

Delchester Fund C Class             MLPF&S For the Sole Benefit of
                                    its Customers SEC#97HO2
                                    Attention:  Fund Administration
                                    4800 Deer Lake Dr. East, 2nd Floor
                                    Jacksonville, FL  32246                              1,694,727            21.25%

Delchester Fund                     Nationwide Life Insurance Co.
Institutional Class                 National QPVA
                                    c/o IPO Portfolio Accounting
                                    P.O. Box 182029
                                    Columbus, OH  43218                                  2,115,882            35.97%

                                    Bear Stearns
                                    For the Exclusive Benefit of
                                    Raymond G. Perelman
                                    Charitable Remainder Unitrust
                                    One Metrotech Center North
                                    Brooklyn, NY  11201                                  1,022,450            17.38%




Class                               Name and Address of Account                         Share Amount        Percentage
-----                               ---------------------------                         ------------        ----------
Delchester Fund                     RS DMC Employee Profit Sharing Plan
Institutional Class                 Delaware Management Company
                                    Employee Profit Sharing Trust
                                    c/o Rick Seidel
                                    1818 Market Street
                                    Philadelphia, PA  19103                                690,335            11.73%

                                    Ogden Financial Services Inc.
                                    Attention:  George Warren
                                    3411 Silverside Road
                                    103 Springer Building
                                    Wilmington, DE  19810                                  632,864            10.76%

         As of August 31, 1998, management believes the following accounts held of record 5% or more of the outstanding shares of a Class of shares of Strategic Income Fund. Management does not have knowledge of beneficial owners.

Class                               Name and Address of Account                         Share Amount        Percentage
-----                               ---------------------------                         ------------        ----------
Strategic Income                    MLPF&S
Fund B Class                        For the Sole Benefit of its Customers
                                    Attn:  Fund Administration  SEC#97LM7
                                    4800 Deer Lake Drive E., 2nd Floor
                                    Jacksonville, FL  32246                                280,485             9.25%

Strategic Income                    MLPF&S
Fund C Class                        For the Sole Benefit of its Customers
                                    Attn:  Fund Administration  SEC#97LM8
                                    4800 Deer Lake Drive E., 2nd Floor
                                    Jacksonville, FL  32246                                368,198            34.01%

Strategic Income Fund               Chicago Trust Company
Institutional Class                 FBO Lincoln National Corporation
                                    Employees Retirement Trust
                                    1000 N. Water Street TR 14
                                    Milwaukee, WI  53202                                   646,769            93.35%

                                    RS DMC Employee Profit Sharing Plan
                                    Delaware Management Company
                                    Employee Profit Sharing Trust
                                    c/o Rick Seidel
                                    1818 Market Street
                                    Philadelphia, PA  19103                                 40,420             5.83%


         As of August 31, 1998, management believes the following accounts held of record 5% or more of the outstanding shares of a Class of shares of High-Yield Opportunities Fund. Management does not have knowledge of beneficial owners.

Class                               Name and Address of Account                        Share Amount         Percentage
-----                               ---------------------------                        ------------         ----------
High-Yield Opportunities            Wayne A. Stork
Fund A Class                        5727 Twin Silo Road
                                    Doylestown, PA 18901                                 1,074,398            58.58%

                                    MLPF&S
                                    For the Sole Benefit of its Customers
                                    Attn:  Fund Administration
                                    4800 Deer Lake Dr. E., 3rd Floor
                                    Jacksonville, Fl  32246                                167,977             9.15%

                                    Millerbernd Manufacturing Co.
                                    Retirement Account
                                    P.O. Box 98
                                    Winsted, MN  55395                                     103,326             5.63%

High-Yield Opportunities            MLPF&S
Fund B Class                        For the Sole Benefit of its Customers
                                    Attn:  Fund Administration
                                    4800 Deer Lake Dr. E., 3rd Floor
                                    Jacksonville, Fl  32246                                184,969            53.41%

                                    DMTC C/F The Rollover
                                    IRA of Donald H. Cook
                                    P.O. Box 182
                                    Birchrunville, PA  19421                                18,279             5.27%




Class                               Name and Address of Account                         Share Amount          Percentage
-----                               ---------------------------                         ------------          ----------
High-Yield Opportunities            MLPF&S
Fund C Class                        For the Sole Benefit of its Customers
                                    Attn:  Fund Administration
                                    4800 Deer Lake Dr. E., 3rd Floor
                                    Jacksonville, Fl  32246                                 48,080            37.68%

                                    Painewebber For the Benefit of
                                    Painewebber CDN FBO
                                    Eugene B. Buerke
                                    P.O. Box 3321
                                    Weehawken, NJ  07087                                    10,344             8.10%

                                    DMTC C/F The Rollover
                                    IRA of Audrey K. Steiner
                                    4639 Gilbert Grade
                                    Orfino, ID  83544                                        8,272             6.48%

                                    Dain Rauscher Incorporated FBO
                                    St. Peter's Episcopal Church
                                    Maintenance Fund
                                    320 St. Peter St.
                                    Kerrville, TX  78028                                     6,901             5.40%

High-Yield Opportunities            Chicago Trust Company
Fund Institutional Class            FBO Lincoln National Corp
                                    Employee Retirement Plan
                                    c/o Marshall & Ilsley Trust Company
                                    P.O. Box 2977
                                    Milwaukee, WI 53201                                    653,837            99.99%

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National was completed. DMH and the Manager are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

*Wayne A. Stork (61)
         Chairman and Director and/or Trustee of Equity Funds II, Inc., 33 other investment companies in the Delaware Investments family and
                  Delaware Capital Management, Inc.
         Chairman, President, Chief Executive Officer and Director of DMH Corp., Delaware Distributors, Inc.
                  and Founders Holdings, Inc.
         Chairman, President, Chief Executive Officer, Chief Investment Officer and Director/Trustee of
                  Delaware Management Company, Inc. and Delaware Management Business Trust
         Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware Management
                  Company (a series of Delaware Management Business Trust)
         Chairman, Chief Executive Officer and Chief Investment Officer of Delaware Investment Advisers
                  (a series of Delaware Management Business Trust)
         Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd., Delaware
                  International Holdings Ltd. and Delaware Management Holdings, Inc.
         President and Chief Executive Officer of Delvoy, Inc.
         Chairman of Delaware Distributors, L.P.
         Director of Delaware Service Company, Inc. and Retirement Financial Services, Inc.
         During   the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware
                  organization.

*Jeffrey J. Nick (45)
         President, Chief Executive Officer and Director of Equity Funds II, Inc. and 33 other investment companies in the Delaware Investments family
         President and Director of Delaware Management Holdings, Inc.
         President, Chief Executive Officer and Director of Lincoln National Investment Companies, Inc.
         President of Lincoln Funds Corporation
         Director of Delaware International Advisers Ltd.
         From     1992 to 1996, Mr. Nick was Managing Director of Lincoln
                  National UK plc and from 1989 to 1992, he was Senior Vice
                  President responsible for corporate planning and development for Lincoln National Corporation.

Richard G. Unruh, Jr. (58)
         ExecutiveVice President of Equity Funds II, Inc., 33 other investment companies in the Delaware Investments family, Delaware
                  Management Holdings, Inc., Delaware Management Company (a
                  series of Delaware Management Business Trust) and Delaware
                  Capital Management, Inc.
         President of Delaware Investment Advisers (a series of Delaware Management Business Trust)
         Executive Vice President and Director/Trustee of Delaware Management Company, Inc. and Delaware
                  Management Business Trust
         Director of Delaware International Advisers Ltd.
         During   the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware
                  organization.



----------------------
*Director affiliated with the Funds' investment manager and considered an "interested person" as defined in the 1940 Act.

Paul E. Suckow (51)
         ExecutiveVice President/Chief Investment Officer, Fixed Income of
                  Equity Funds II, Inc., 33 other investment companies in the
                  Delaware Investments family, Delaware Management Company,
                  Inc., Delaware Management Company (a series of Delaware
                  Management Business Trust), Delaware Investment Advisers (a
                  series of Delaware Management Business Trust) and Delaware
                  Management Holdings, Inc.
         Executive Vice President and Director of Founders Holdings, Inc.
         Executive Vice President of Delaware Capital Management, Inc. and Delaware Management Business
                  Trust
         Director of Founders CBO Corporation
         Director of HYPPCO Finance Company Ltd.
         Before   returning to Delaware Investments in 1993, Mr. Suckow was
                  Executive Vice President and Director of Fixed Income for
                  Oppenheimer Management Corporation, New York, NY from 1985 to
                  1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for Delaware Investments.

David K. Downes (58)
         ExecutiveVice President, Chief Operating Officer, Chief Financial
                  Officer of Equity Funds II, Inc., 33 other investment
                  companies in the Delaware Investments family, Delaware
                  Management Holdings, Inc., Founders CBO Corporation, Delaware
                  Capital Management, Inc., Delaware Management Company (a
                  series of Delaware Management Business Trust), Delaware
                  Investment Advisers (a series of Delaware Management Business
                  Trust) and Delaware Distributors, L.P.
         Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Trustee of
                  Delaware Management Business Trust
         Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of
                  Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders
                  Holdings, Inc. and Delvoy, Inc.
         President, Chief Executive Officer, Chief Financial Officer and Director of Delaware Service
                  Company, Inc.
         President, Chief Operating Officer, Chief Financial Officer and Director of Delaware International
                  Holdings Ltd.
         Chairman,Chief Executive Officer and Director of Delaware Management
                  Trust Company and Retirement Financial Services, Inc.
         Director of Delaware International Advisers Ltd.
         Vice President of Lincoln Funds Corporation
         During   the past five years, Mr. Downes has served in various
                  executive capacities at different times within the Delaware organization.

Walter P. Babich (70)
         Director and/or Trustee of Equity Funds II, Inc. and 33 other investment companies in the Delaware
                  Investments family.
         460 North Gulph Road, King of Prussia, PA 19406
         Board Chairman, Citadel Constructors, Inc.

         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

John H. Durham (61)
         Director and/or Trustee of Equity Funds II, Inc. and 18 other investment companies in the Delaware
                  Investments family.
         120 Gibraltar Road, Horsham, PA 19044
         Partner, Complete Care Services
         Mr.      Durham served as Chairman of the Board of each fund in the
                  Delaware Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief Executive Officer of each fund from 1984 to 1990. Prior to 1992, with respect to
                  Delaware Management Holdings, Inc., Delaware Management
                  Company, Delaware Distributors, Inc. and Delaware Service
                  Company, Inc., Mr. Durham served as a director and in various executive capacities at different times.

Anthony D. Knerr (59)
         Director and/or Trustee of Equity Funds II, Inc. and 33 other investment companies in the Delaware
                  Investments family.
         500 Fifth Avenue, New York, NY  10110
         Founder and Managing Director, Anthony Knerr & Associates
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia
                  University, New York.  From 1987 to 1989, he was also a lecturer in English at the University.
                  In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to
                  1990.  Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (57)
         Director and/or Trustee of Equity Funds II, Inc. and 33 other investment companies in the Delaware
                  Investments family.
         785 Park Avenue, New York, NY  10021
         Treasurer, National Gallery of Art
         From     1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer
                  of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business
                  School.

W. Thacher Longstreth (77)
         Director and/or Trustee of Equity Funds II, Inc. and 33 other investment companies in the Delaware
                  Investments family.
         City Hall, Philadelphia, PA  19107
         Philadelphia City Councilman.

Thomas F. Madison (62)
         Director and/or Trustee of Equity Funds II, Inc. and 33 other investment companies in the Delaware
                  Investments family.
         200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402
         President and Chief Executive Officer, MLM Partners, Inc.
         Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc. since 1996.
         From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of
                  U.S. WEST Communications--Markets.

Charles E. Peck (72)
         Director and/or Trustee of Equity Funds II, Inc. and 33 other investment companies in the Delaware
                  Investments family.
         P.O. Box 1102, Columbia, MD  21044
         Secretary/Treasurer, Enterprise Homes, Inc.
         From     1981 to 1990, Mr. Peck was Chairman and Chief Executive
                  Officer of The Ryland Group, Inc., Columbia, MD.

George M. Chamberlain, Jr. (51)
         Senior   Vice President, Secretary and General Counsel of Equity Funds
                  II, Inc., 33 other investment companies in the Delaware
                  Investments family, Delaware Distributors, L.P., Delaware
                  Management Company (a series of Delaware Management Business
                  Trust), Delaware Investment Advisers (a series of Delaware
                  Management Business Trust) and Delaware Management Holdings,
                  Inc.
         Senior Vice President, Secretary, General Counsel and Director/Trustee of DMH Corp., Delaware
                  Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc.,
                  Founders Holdings, Inc., Retirement Financial Services, Inc., Delaware Capital Management,
                  Inc., Delvoy, Inc. and Delaware Management Business Trust
         Executive Vice President, Secretary, General Counsel and Director of Delaware Management Trust
                  Company
         Senior Vice President and Director of Delaware International Holdings Ltd.
         Director of Delaware International Advisers Ltd.
         Secretary of Lincoln Funds Corporation
         Attorney.
         During   the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware organization.

Joseph H. Hastings (48)
         Senior   Vice President/Corporate Controller of Equity Funds II, Inc.,
                  33 other investment companies in the Delaware Investments
                  family and Founders Holdings, Inc.
         Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc.,
                  DMH Corp., Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors,
                  Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware
                  International Holdings Ltd., Delvoy, Inc. and Delaware Management Business Trust
         Chief Financial Officer/Treasurer of Retirement Financial Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
         Management Trust Company Senior Vice President/Assistant Treasurer of
         Founders CBO Corporation Treasurer of Lincoln Funds Corporation During
         the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.



Michael P. Bishof (36)
         Senior   Vice President/Treasurer of Equity Funds II, Inc., 33 other investment companies in the Delaware Investments family and
                  Founders Holdings, Inc.
         Senior Vice President/Investment Accounting of Delaware Management Company, Inc., Delaware
                  Management Company (a series of Delaware Management Business Trust) and Delaware
                  Service Company, Inc.
         Senior Vice President and Treasurer/Manager of Investment Accounting of Delaware Distributors, L.P.
                  and Delaware Investment Advisers (a series of Delaware Management Business Trust)
         Senior Vice President and Manager of Investment Accounting of Delaware International Holdings Ltd.
         Assistant Treasurer of Founders CBO Corporation
         Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for Bankers Trust, New
                  York, NY from 1994 to 1995, a Vice President for CS First
                  Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital
                  Management Corporation, New York, NY from 1987 to 1993.

Paul A. Matlack (37)
         Vice     President/Senior Portfolio Manager of Income Funds, Inc., of
                  11 other investment companies in the Delaware Investments family and of Delaware Management Company.
         President and Director of Founders CBO Corporation.
         Vice President of Founders Holdings, Inc.
         During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware organization.

Gerald T. Nichols (39)
         Vice     President/Senior Portfolio Manager of Income Funds, Inc., of
                  11 other investment companies in the Delaware Investments family and of Delaware Management Company.
         Vice President of Founders Holdings, Inc.
         Assistant Secretary, Treasurer and Director of Founders CBO Corporation.
         During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware organization.

Babak Zenouzi (34)
         Vice President/Portfolio Manager of Income Funds, Inc. and 10 other investment companies in the
                  Delaware Investments family.
         Vice President/Assistant Portfolio Manager of Delaware Investment Advisers.
         During   the past five years, Mr. Zenouzi has served in various
                  capacities at different times within the Delaware
                  organization.

Paul Grillo (39)
         Vice President/Portfolio Manager of Income Funds, Inc. and of 11 other investment companies in the
                  Delaware Investments family.
         During   the past five years, Mr. Grillo has served in various
                  capacities at different times within the Delaware
                  organization.


         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from Income Funds, Inc. and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a director for the fiscal year ended July 31, 1998 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of July 31, 1998. Only the independent directors of Income Funds, Inc. receive compensation from the Fund.

                                                     Pension or
                                                     Retirement
                                                      Benefits                                   Total
                                                      Accrued         Estimated              Compensation
                                                      as Part          Annual                  from the
                                    Aggregate        of Income         Benefits                Investment
                                Compensation from    Funds, Inc.        Upon                    Companies
Name                            Income Funds, Inc.    Expenses       Retirement(1)             in Delaware
                                                                                             Investments(2)
W. Thacher Longstreth                $4,126              None          $38,500                   $63,406
Ann R. Leven                         $4,646              None          $38,500                   $69,599
Walter P. Babich                     $4,558              None          $38,500                   $68,323
Anthony D. Knerr                     $4,558              None          $38,500                   $68,323
Charles E. Peck                      $4,126              None          $38,500                   $63,406
Thomas F. Madison                    $4,126              None          $38,500                   $63,406
John H. Durham(3)                    $1,436              None          $31,500                   $16,092

(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors/trustees of each investment company at the time of such person's retirement. If an eligible director/trustee retired as of July 31, 1998, he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent director currently receives a total annual retainer fee of $38,500 for serving as a director or trustee for all 34 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. Ann R. Leven, Walter P. Babich, Anthony D. Knerr and Thomas F. Madison serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

(3) John H. Durham joined the Board of Directors of the Fund and 18 other investment companies in Delaware Investments on April 16, 1998.

EXCHANGE PRIVILEGE

         The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Investments family are set forth in the relevant prospectuses for such classes. The following supplements that information. The Funds may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Investments family. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

         An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

         In addition, investment advisers and dealers may make exchanges between funds in the Delaware Investments family on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

Telephone Exchange Privilege

         Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Investments family. This service is automatically provided unless the relevant Fund receives written notice from the shareholder to the contrary.

         Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Classes, their Client Services Representative at 800-828-5052, to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Funds reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

         As described in the Funds' Prospectuses, neither the Funds nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

Right to Refuse Timing Accounts

         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), each Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in funds in the Delaware Investments family from Timing Firms. Each Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges

         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight funds in the Delaware Investments family: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other funds in the Delaware Investments family are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                                      * * *

         Following is a summary of the investment objectives of the other funds in the Delaware Investments family:

         Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Quantum Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Corporate Bond Fund seeks to provide investors with total return. It seeks to achieve its objective by investing primarily in corporate bonds. The average duration of the Corporate Bond Fund is expected to be between 4 and 7 years. Extended Duration Bond Fund seeks to provide investors with total return. The average duration of the Extended Duration Bond Fund is expected to be between 8 and 11 years. It seeks to achieve its objective by investing primarily in corporate bonds.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engages in real estate industry.

         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital. Tax-Free Ohio Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital. Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Assets Fund seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth. Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

           U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing in primarily a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Growth Portfolio seeks long term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds.

         Delaware Group Premium Fund, Inc. offers 16 funds available exclusively as funding vehicles for certain insurance company separate accounts. Decatur Total Return Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Social Awareness Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series "Social Criteria" strategy. REIT Series seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective, by investing in securities of companies primarily engaged in the real estate industry.

         Delaware-Voyageur US Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware-Voyageur Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Utah Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Washington Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Florida Intermediate Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware-Voyageur Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Aggressive Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware-Voyageur Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

         The Manager is the investment manager of the Funds. The Manager and the Sub-Adviser also provide investment management services to certain of the other funds in the Delaware Investments family. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         The Manager, or the Sub-Adviser also manages the investment options for Delaware Medallion[SM] III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers a variety of investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the mutual funds in the Delaware Investments family as available outside the annuity. See Delaware Group Premium Fund, Inc., above.

         Access persons and advisory persons of the funds in the Delaware Investments family, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, the Sub-Adviser or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                                Delchester Fund A Class

                                                   Total
                                 Amount of         Amounts            Net
                               Underwriting       Reallowed        Commission
         Fiscal Year Ended      Commission       to Dealers      to Distributor
         -----------------      ----------       ----------      --------------

         July 31, 1998         $3,072,617        $2,540,252        $532,365
         July 31, 1997          2,938,512         2,431,253         507,259
         July 31, 1996          3,186,228         2,659,208         527,020

                                Strategic Income Fund A Class

                                                   Total
                                 Amount of         Amounts            Net
                               Underwriting       Reallowed        Commission
         Fiscal Year Ended      Commission       to Dealers      to Distributor
         -----------------      ----------       ----------      --------------


         July 31, 1998           $288,045          $257,495         $30,551
         July 31, 1997 (1)        281,015           266,705          14,310

(1)      Date of initial public offering was October 1, 1996.

                             High-Yield Opportunities Fund A Class

                                                   Total
                                 Amount of         Amounts            Net
                               Underwriting       Reallowed        Commission
         Fiscal Year Ended      Commission       to Dealers      to Distributor
         -----------------      ----------       ----------      --------------


         July 31, 1998           $43,825           $40,025            $3,799
         July 31, 1997 (1)         -0-               -0-                -0-

(1)      Date of initial public offering was December 30, 1996.

         The Distributor and, in its capacity as such, DDI received in the aggregate Limited CDSC payments with respect to Delchester Fund A Class as follows:

                       Fiscal Year Ended                Limited CDSC Payments
                       -----------------                ---------------------

                       July 31, 1998                            $2,671
                       July 31, 1997                               563
                       July 31, 1996                             2,090

         The Distributor and, in its capacity as such, DDI received in the aggregate CDSC payments with respect to Delchester Fund B Class as follows:

                       Fiscal Year Ended                     CDSC Payments
                       -----------------                     -------------

                       July 31, 1998                          $818,163
                       July 31, 1997                           596,397
                       July 31, 1996                           407,317

         The Distributor received CDSC payments with respect to Delchester Fund C Class as follows:

                       Fiscal Year Ended                     CDSC Payments
                       -----------------                     -------------

                       July 31, 1998                           $22,000
                       July 31, 1997                             9,434
                       July 31, 1996 (1)                           502

(1)      Date of initial public offering was November 29, 1995.

         The Distributor received Limited CDSC payments with respect to Strategic Income Fund A Class as follows:

                       Fiscal Year Ended                Limited CDSC Payments
                       -----------------                ---------------------

                       July 31, 1998                              $-0-
                       July 31, 1997 (1)                           -0-

(1)      Date of initial public offering was October 1, 1996.

         The Distributor received CDSC payments with respect to Strategic Income Fund B Class as follows:

                       Fiscal Year Ended                     CDSC Payments
                       -----------------                     -------------

                       July 31, 1998                           $34,503
                       July 31, 1997 (1)                         2,376

(1)      Date of initial public offering was October 1, 1996.

         The Distributor received CDSC payments with respect to Strategic Income Fund C Class as follows:

                       Fiscal Year Ended                     CDSC Payments
                       -----------------                     -------------

                       July 31, 1998                            $3,440
                       July 31, 1997 (1)                           384

(1)      Date of initial public offering was October 1, 1996.

         The Distributor received Limited CDSC payments with respect to High-Yield Opportunities Fund A Class as follows:

                       Fiscal Year Ended                Limited CDSC Payments
                       -----------------                ---------------------

                       July 31, 1998                              $-0-
                       July 31, 1997 (1)                           -0-

(1)      Date of initial public offering was December 30, 1996.

         The Distributor received CDSC payments with respect to High-Yield Opportunities Fund B Class as follows:

                       Fiscal Year Ended                     CDSC Payments
                       -----------------                     -------------

                       July 31, 1998(1)                            $66

(1)      Date of initial public offering was February 17, 1997.

         The Distributor received CDSC payments with respect to Strategic Income Fund C Class as follows:

                       Fiscal Year Ended                     CDSC Payments
                       -----------------                     -------------

                       July 31, 1998(1)                           $149

(1)      Date of initial public offering was February 17, 1997.

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the unaffiliated directors. The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including each Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Income Funds, Inc.'s advisory relationships with the Manager or their distribution relationships with the Distributor, the Manager and its affiliates could cause Income Funds, Inc. to delete the words "Delaware Group" from Income Funds, Inc.'s name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of each Fund's securities and cash. As custodian for a Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization

         Income Funds, Inc. has a present authorized capitalization of 1,400,000,000 shares of capital stock with a $1.00 par value per share. Each fund offers four classes of shares, each representing a proportionate i interest in the assets of that Fund, and each having the same voting and other rights and preferences as the other classes, except that shares of a fund's Institutional Class may not vote on matters affecting that fund's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of a fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a fund may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plans relating to its Class A Shares. General expenses of a fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of each Fund's Class A, Class B and Class C Shares will be allocated solely to those classes. The Board of Directors of Income Funds, Inc. has allocated the following number of shares to each fund and class:

Delchester Fund                                                     500 million
      Delchester Fund A Class                                       350 million
      Delchester Fund B Class                                        50 million
      Delchester Fund C Class                                        50 million
      Delchester Fund Institutional Class                            50 million

Strategic Income Fund                                               200 million
      Strategic Income Fund A Class                                 100 million
      Strategic Income Fund B Class                                  25 million
      Strategic Income Fund C Class                                  25 million
      Strategic Income Fund Institutional Class                      50 million

High-Yield Opportunities Fund                                       200 million
      High-Yield Opportunities Fund A Class                         100 million
      High-Yield Opportunities Fund B Class                          25 million
      High-Yield Opportunities Fund C Class                          25 million
      High-Yield Opportunities Fund Institutional Class              50 million

Corporate Bond Fund                                                 200 million
      Corporate Bond Fund A Class                                    100 million
      Corporate Bond Fund B Class                                     25 million
      Corporate Bond Fund C Class                                     25 million
      Corporate Bond Fund Institutional Class                         50 million

Extended Duration Bond Fund                                         200 million
      Extended Duration Bond Fund A Class                           100 million
      Extended Duration Bond Fund B Class                             25 million
      Extended Duration Bond Fund C Class                             25 million
      Extended Duration Bond Fund Institutional Class                 50 million

      All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

      Until September 30, 1996, Income Funds, Inc. operated as Delaware Group Delchester High-Yield Bond Fund, Inc., and offered one series of shares, the Delchester Fund series. Beginning September 30, 1996, Income Funds, Inc. offered Strategic Income Fund series, beginning December 27, 1996 offered the High-Yield Opportunities Fund series and beginning September 14, 1998 offered Corporate Bond Fund series and Extended Duration Bond Fund series.

Noncumulative Voting
      Income Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Income Funds, Inc. voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

      This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

FINANCIAL STATEMENTS

      Ernst & Young LLP serves as the independent auditors for Income Funds, Inc. and, in its capacity as such, audits the annual financial statements of each of the Funds.

      Each Fund's Statement of Net Assets, Statement of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements as well as the reports of Ernst & Young LLP, independent auditors, for the fiscal year ended July 31, 1998 are included in Delaware Group Income Funds, Inc.'s Annual Reports to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

                                    PART C

                               Other Information

Item 24.   Financial Statements and Exhibits

           (a)        Financial Statements:

                      Part A    -   Financial Highlights

                   *  Part B    -   Statement of Net Assets
                                    Statement of Operations
                                    Statement of Changes in Net Assets
                                    Notes to Financial Statements
                                    Report of Independent Auditors

                   * The financial statements and Report of Independent Auditors listed above for Delchester Fund, Strategic Income Fund and High-Yield Opportunities Fund are incorporated by reference into Part B from the Registrant's Annual Reports for the fiscal year ended July 31, 1998.


           (b)        Exhibits:

                      (1)   Articles of Incorporation.

                            (a) Articles of Incorporation, as amended and supplemented through November 22, 1995, incorporated into this filing by reference to Post-Effective Amendment No. 52 filed November 22, 1995.

                            (b) Executed Articles Supplementary (November 28, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

                            (c) Executed Articles of Amendment (September 24, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 55 filed October 17, 1996.

                            (d)      Executed Articles Supplementary
                                     (September 24, 1996) incorporated into
                                     this filing by reference to
                                     Post-Effective Amendment No. 55 filed
                                     October 17, 1996.

                            (e) Executed Articles Supplementary (December 27, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 56 filed March 3, 1997.

PART C - Other Information
(Continued)


                            (f)      Executed Articles Supplementary (August 19,
                                     1998) attached as Exhibit.

                      (2) By-Laws. By-Laws, as amended to date, incorporated into this filing by reference to Post-Effective Amendment No. 52 filed November 22, 1995.

                      (3)   Voting Trust Agreement. Inapplicable.

                      (4) Copies of All Instruments Defining the Rights of Holders.

                            (a) Articles of Incorporation, Articles of Amendment and Articles Supplementary.

                                     (i)     Article Second of Articles
                                             Supplementary (June 1, 1992 and
                                             April 29, 1995), Article Fifth of
                                             Articles of Incorporation (March
                                             4, 1983) and Article Tenth of
                                             Articles of Amendment (May 2,
                                             1985) incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 52
                                             filed November 22, 1995.

                                     (ii)    Article Third of Articles
                                             Supplementary (November 28, 1995)
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 53 filed July 17,
                                             1996.

                                     (iii)   Article Fourth of Articles
                                             Supplementary (September, 24,
                                             1996) incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 55
                                             filed October 17, 1996.

                                     (iv)    Article Fourth of Articles
                                             Supplementary (December 27, 1996)
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 56 filed March 3,
                                             1997.

                                     (iv)    Articles Fourth and Sixth of
                                             Articles Supplementary (August
                                             19, 1998) attached as Exhibit
                                             24(b)(1)(f).

                            (b) By-Laws. Article II, Article III, as amended, and Article XIII, which was subsequently redesignated as Article XIV, incorporated into this filing by reference to Post-Effective Amendment No. 52 filed November 22, 1995.

PART C - Other Information
(Continued)


                      (5)   Investment Management Agreements.

                            (a) Executed Investment Management Agreement (April 3, 1995) between Delaware Management Company, Inc. and the Registrant on behalf of Delchester Fund incorporated into this filing by reference to Post-Effective Amendment No. 52 filed November 22, 1995.

                            (b) Executed Investment Management Agreement (September 30, 1996) between Delaware Management Company, Inc. and the Registrant on behalf of Strategic Income Fund incorporated into this filing by reference to Post-Effective Amendment No. 55 filed October 17, 1996.

                            (c)      Executed Sub-Advisory Agreement
                                     (September 30, 1996) between Delaware
                                     Management Company, Inc. and Delaware
                                     International Advisers Ltd. with respect to Strategic Income Fund incorporated into this filing by reference to Post-Effective Amendment No. 55 filed October 17, 1996.

                            (d) Executed Investment Management Agreement (December 27, 1996) between Delaware Management Company, Inc. and the Registrant on behalf of High-Yield Opportunities Fund incorporated into this filing by reference to Post-Effective Amendment No. 59 filed July 2, 1998.

                            (e)      Form of Investment Management Agreement
                                     (1998) between Delaware Management
                                     Company and the Registrant on behalf of
                                     Corporate Bond Fund incorporated into
                                     this filing by reference to
                                     Post-Effective Amendment No. 59 filed
                                     July 2, 1998.

                            (f)      Form of Investment Management Agreement
                                     (1998) between Delaware Management
                                     Company and the Registrant on behalf of
                                     Extended Duration Bond Fund incorporated into this filing by reference to Post-Effective Amendment No. 59 filed July 2, 1998.

                      (6)   (a)      Distribution Agreements.

                                     (i)     Executed Distribution Agreement
                                             (April 3, 1995) between Delaware
                                             Distributors, L.P. and the
                                             Registrant on behalf of
                                             Delchester Fund incorporated into
                                             this filing by reference to
                                             Post-Effective Amendment No. 53
                                             filed July 17, 1996.

                                     (ii)    Executed Amendment No. 1 to
                                             Distribution Agreement (November
                                             29, 1995) between Delaware
                                             Distributors, L.P. and the
                                             Registrant on behalf of
                                             Delchester Fund incorporated into
                                             this filing by reference to
                                             Post-Effective Amendment No. 53
                                             filed July 17, 1996.

PART C - Other Information
(Continued)


                                     (iii)   Executed Distribution Agreement
                                             (September 30, 1996) between
                                             Delaware Distributors, L.P. and
                                             the Registrant on behalf of
                                             Strategic Income Fund
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 55 filed October
                                             17, 1996.

                                     (iv)    Form of Distribution Agreement
                                             (1996) between Delaware
                                             Distributors, L.P. and the
                                             Registrant on behalf of
                                             High-Yield Opportunities Fund
                                             (Module) incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 55
                                             filed October 17, 1996.

                                     (v)     Form of Distribution Agreement
                                             (1998) between Delaware
                                             Distributors, L.P. and the
                                             Registrant on behalf of Corporate
                                             Bond Fund incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 59
                                             filed July 2, 1998.

                                     (vi)    Form of Distribution Agreement
                                             (1998) between Delaware
                                             Distributors, L.P. and the
                                             Registrant on behalf of Extended
                                             Duration Bond Fund incorporated
                                             into this filing by reference to
                                             Post-Effective Amendment No. 59
                                             filed July 2, 1998.

                            (b) Administration and Service Agreement. Form of Administration and Service Agreement (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 52 filed November 22, 1995.

                            (c) Dealer's Agreement. Dealer's Agreement (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 52 filed November 22, 1995.

                            (d) Mutual Fund Agreement for the Delaware Group of Funds (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

                      (7)   Bonus, Profit Sharing, Pension Contracts.

                            (a) Amended and Restated Profit Sharing Plan (November 17, 1994) incorporated into this filing by reference to
                                     Post-Effective Amendment No. 52 filed
                                     November 22, 1995.

PART C - Other Information
(Continued)


                            (b)      Amendment to Profit Sharing Plan
                                     (December 21, 1995) incorporated into
                                     this filing by reference to
                                     Post-Effective Amendment No. 53 filed
                                     July 17, 1996.

                      (8)   Custodian Agreements.

                            (a)      Executed Custodian Agreement (May 1,
                                     1996) between The Chase Manhattan Bank
                                     and the Registrant on behalf of
                                     Delchester Fund incorporated into this
                                     filing by reference to Post-Effective
                                     Amendment No. 53 filed July 17, 1996.

                            (b)      Form of Securities Lending Agreement
                                     (1996) between The Chase Manhattan Bank
                                     and the Registrant on behalf of
                                     Delchester Fund incorporated into this
                                     filing by reference to Post-Effective
                                     Amendment No. 53 filed July 17, 1996.

                            (c) Executed Letter (December 27, 1996) to The Chase Manhattan Bank to add the High-Yield Opportunities Fund to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 59 filed July 2, 1998.

                            (d)      Form of Letter (1998) to The Chase
                                     Manhattan Bank to add the Corporate Bond
                                     Fund and the Extended Duration Bond Fund to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 59 filed July 2, 1998.

                            (e)      Form of Letter (1998) to The Chase
                                     Manhattan Bank to add the Strategic
                                     Income Fund to the Custodian Agreement
                                     between The Chase Manhattan Bank and the
                                     Registrant attached as Exhibit.

                      (9)   Other Material Contracts.

                            (a) Executed Second Amended and Restated Shareholders Services Agreement (December 27, 1996) between Delaware Service Company, Inc. and the Registrant on behalf of Delchester Fund, Strategic Income Fund and High-Yield Opportunities Fund incorporated into this filing by reference to Post-Effective Amendment No. 56 filed March 3, 1997.

                            (b)      Form of Third Amended and Restated
                                     Shareholders Services Agreement (1998)
                                     between Delaware Service Company, Inc.
                                     and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 59 filed July 2, 1998.

PART C - Other Information
(Continued)


                            (c) Executed Delaware Group of Funds Fund Accounting Agreement between Delaware Service Company, Inc. and the Registrant (August 19, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 54 filed September 27, 1996.

                                     (i)     Form of Amendment No. 10 to
                                             Delaware Group of Funds Fund
                                             Accounting Agreement incorporated
                                             into this filing by reference to
                                             Post-Effective Amendment No. 59
                                             filed July 2, 1998.

                                     (ii)    Form of Amendment No. 11 to
                                             Delaware Group of Funds Fund
                                             Accounting Agreement incorporated
                                             into this filing by reference to
                                             Post-Effective Amendment No. 59
                                             filed July 2, 1998.

                                     (iii)   Form of Amendment No. 12 to
                                             Delaware Group of Funds Fund
                                             Accounting Agreement incorporated
                                             into this filing by reference to
                                             Post-Effective Amendment No. 59
                                             filed July 2, 1998.

                   (10)     Opinion of Counsel.  Attached as Exhibit.

                   (11)     Consent of Auditors.  Attached as Exhibit.

                (12-14)     Inapplicable.

                 **(15)     Plans under Rule 12b-1.

                            (a) Plan under Rule 12b-1 for Delchester Fund A Class (November 29, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

                            (b) Plan under Rule 12b-1 for Delchester Fund B Class (November 29, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

                            (c) Plan under Rule 12b-1 for Delchester Fund C Class (November 29, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

                            (d)      Plan under Rule 12b-1 for Strategic
                                     Income Fund A Class (September 30, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 55 filed October 17, 1996.

                            (e)      Plan under Rule 12b-1 for Strategic
                                     Income Fund B Class (September 30, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 55 filed October 17, 1996.

PART C - Other Information
(Continued)


                            (f)      Plan under Rule 12b-1 for Strategic
                                     Income Fund C Class (September 30, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 55 filed October 17, 1996.

                            (g) Plan under Rule 12b-1 for High-Yield Opportunities Fund A Class (December 27,
                                     1996) incorporated into this filing by
                                     reference to Post-Effective Amendment No.
                                     59 filed July 2, 1998.

                            (h) Plan under Rule 12b-1 for High-Yield Opportunities Fund B Class (December 27,
                                     1996) incorporated into this filing by
                                     reference to Post-Effective Amendment No.
                                     59 filed July 2, 1998.

                            (i) Plan under Rule 12b-1 for High-Yield Opportunities Fund C Class (December 27,
                                     1996) incorporated into this filing by
                                     reference to Post-Effective Amendment No.
                                     59 filed July 2, 1998.

                            (j)      Form of Plan under Rule 12b-1 for
                                     Corporate Bond Fund A Class (1998)
                                     incorporated into this filing by
                                     reference to Post-Effective Amendment No.
                                     59 filed July 2, 1998.

                            (k)      Form of Plan under Rule 12b-1 for
                                     Corporate Bond Fund B Class (1998)
                                     incorporated into this filing by
                                     reference to Post-Effective Amendment No.
                                     59 filed July 2, 1998.

                            (l)      Form of Plan under Rule 12b-1 for
                                     Corporate Bond Fund C Class (1998)
                                     incorporated into this filing by
                                     reference to Post-Effective Amendment No.
                                     59 filed July 2, 1998.

                            (m)      Form of Plan under Rule 12b-1 for
                                     Extended Duration Fund A Class (1998)
                                     incorporated into this filing by
                                     reference to Post-Effective Amendment No.
                                     59 filed July 2, 1998.

                            (n)      Form of Plan under Rule 12b-1 for
                                     Extended Duration Fund B Class (1998)
                                     incorporated into this filing by
                                     reference to Post-Effective Amendment No.
                                     59 filed July 2, 1998.

                            (o)      Form of Plan under Rule 12b-1 for
                                     Extended Duration Fund C Class (1998)
                                     incorporated into this filing by
                                     reference to Post-Effective Amendment No.
                                     59 filed July 2, 1998.


** Relates only to A, B and C Classes of Delchester Fund, Strategic Income Fund and High-Yield Opportunities Fund.

PART C - Other Information
(Continued)


                   (16)     Schedules of Computation for each Performance
                            Quotation.

                            (a) Incorporated into this filing by reference to Post-Effective Amendment No. 52 filed November 22, 1995, Post-Effective Amendment No. 54 filed September 27,
                                     1996, Post-Effective Amendment No. 56
                                     filed March 3, 1997, Post-Effective
                                     Amendment No. 57 filed June 30, 1997 and
                                     Post-Effective Amendment No. 58 filed
                                     September 29, 1997.

                   (17)     Financial Data Schedules.  Attached as Exhibit.

                ***(18)     Plan under Rule 18f-3.

                    (a) Amended Plan under Rule 18f-3 (September 18, 1997) incorporated into this filing by reference to Post-Effective Amendment No. 59 filed July 2, 1998.

                    (b) Amended Appendix A to Plan under Rule 18f-3 (1998) incorporated into this filing by reference to Post-Effective Amendment No. 59 filed July 2, 1998.

                   (19) Other: Directors' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 59 filed July 2, 1998.

Item 25.  Persons Controlled by or under Common Control with Registrant.  None.


***Relates only to Strategic Income Fund.

PART C - Other Information
(Continued)

Item 26.   Number of Holders of Securities.

           (1)                                            (2)

                                                   Number of
   Title of Class                                  Record Holders
   --------------                                  --------------

   Delaware Group Income Funds, Inc.'s
   Delchester Fund series:

   Delchester Fund A Class
   Common Stock Par Value                          42,755 Accounts as of
   $1.00 Per Share                                 August 31, 1998

   Delchester Fund B Class
   Common Stock Par Value                          13,226 Accounts as of
   $1.00 Per Share                                 August 31, 1998

   Delchester Fund C Class
   Common Stock Par Value                          1,976 Accounts as of
   $1.00 Per Share                                 August 31, 1998

   Delchester Fund Institutional Class
   Common Stock Par Value                          45 Accounts as of
   $1.00 Per Share                                 August 31, 1998

   Delaware Group Income Funds, Inc.'s
   Strategic Income Fund series:

   Strategic Income Fund A Class
   Common Stock Par Value                          921 Accounts as of
   $1.00 Per Share                                 August 31, 1998

PART C - Other Information
(Continued)


         (1)                                                      (2)

                                                           Number of
   Title of Class                                          Record Holders
   --------------                                          --------------

   Strategic Income Fund B Class
   Common Stock Par Value                                  838 Accounts as of
   $1.00 Per Share                                         August 31, 1998

   Strategic Income Fund C Class
   Common Stock Par Value                                  263 Accounts as of
   $1.00 Per Share                                         August 31, 1998

   Strategic Income Fund Institutional Class
   Common Stock Par Value                                  13 Accounts as of
   $1.00 Per Share                                         August 31, 1998

   Delaware Group Income Funds, Inc.'s
   High-Yield Opportunities Fund series:

   High-Yield Opportunities Fund A Class
   Common Stock Par Value                                  133 Accounts as of
   $1.00 Per Share                                         August 31, 1998

   High-Yield Opportunities Fund B Class
   Common Stock Par Value                                  75 Accounts as of
   $1.00 Per Share                                         August 31, 1998

   High-Yield Opportunities Fund C Class
   Common Stock Par Value                                  29 Accounts as of
   $1.00 Per Share                                         August 31, 1998

   High-Yield Opportunities Fund
   Institutional Class
   Common Stock Par Value                                  5 Accounts as of
   $1.00 Per Share                                         August 31, 1998

   Delaware Group Income Funds, Inc.'s
   Corporate Bond Fund series:

   Corporate Bond Fund A Class
   Common Stock Par Value                                  0 Accounts as of
   $1.00 Per Share                                         August 31, 1998

PART C - Other Information
(Continued)


         (1)                                                      (2)

                                                           Number of
   Title of Class                                          Record Holders
   --------------                                          --------------

   Corporate Bond Fund B Class
   Common Stock Par Value                                  0 Accounts as of
   $1.00 Per Share                                         August 31, 1998

   Corporate Bond Fund C Class
   Common Stock Par Value                                  0 Accounts as of
   $1.00 Per Share                                         August 31, 1998

   Corporate Bond Fund
   Institutional Class
   Common Stock Par Value                                  0 Accounts as of
   $1.00 Per Share                                         August 31, 1998

   Delaware Group Income Funds, Inc.'s
   Extended Duration Bond Fund series:

   Extended Duration Bond Fund A Class
   Common Stock Par Value                                  0 Accounts as of
   $1.00 Per Share                                         August 31, 1998

   Extended Duration Bond Fund B Class
   Common Stock Par Value                                  0 Accounts as of
   $1.00 Per Share                                         August 31, 1998

   Extended Duration Bond Fund C Class
   Common Stock Par Value                                  0 Accounts as of
   $1.00 Per Share                                         August 31, 1998

   Extended Duration Bond Fund
   Institutional Class
   Common Stock Par Value                                  0 Accounts as of
   $1.00 Per Share                                         August 31, 1998

Item 27. Indemnification. Incorporated into this filing by reference to Post-Effective Amendment No. 30 filed July 28, 1983 and Article VII of the By-Laws, as amended, incorporated into this filing by reference to Post-Effective Amendment No. 52 filed November 22, 1995.

PART C - Other Information
(Continued)


Item 28.   Business and Other Connections of Investment Adviser.

           (a) Delaware Management Company, a series of Delaware Management Business Trust, (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Inc., Delaware Group Equity Funds II, Inc., Delaware Group Equity Funds III, Inc., Delaware Group Equity Funds IV, Inc., Delaware Group Equity Funds V, Inc., Delaware Group Government Fund, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Adviser Funds, Inc., Delaware Group Foundation Funds, Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Voyageur Tax-Free Funds, Inc., Voyageur Intermediate Tax-Free Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Inc., Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.) In addition, certain directors of the Manager also serve as directors/trustees of the other funds in the Delaware Investments family and certain officers are also officers of these other funds. A company owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 29 below) and another such company acts as the shareholder servicing, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

           The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

Name and Principal              Positions and Offices with the Manager and its
Business Address *              Affiliates and Other Positions and Offices Held
------------------              ------------------------------------------------

Wayne A. Stork                  Chairman of the Board, President, Chief
                                Executive Officer and Chief Investment Officer of Delaware Management Company (a series of
                                Delaware Management Business Trust); Chairman of the Board, President, Chief Executive
                                Officer, Chief Investment Officer and
                                Director/Trustee of Delaware Management
                                Company, Inc. and Delaware Management Business
                                Trust; Chairman of the Board, President, Chief
                                Executive Officer and Director of DMH Corp.,
                                Delaware Distributors, Inc. and Founders
                                Holdings, Inc.; Chairman, Chief Executive
                                Officer and Chief Investment Officer of
                                Dealware Investment Advisers (a series of
                                Delaware Management Business Trust); Chairman,
                                Chief Executive Officer and Director of
                                Delaware International Holdings Ltd. and
                                Delaware International Advisers Ltd.; Chairman of the Board and Director of the Registrant, each of the other funds in the Delaware
                                Investments family, Delaware Management
                                Holdings, Inc., and Delaware Capital
                                Management, Inc.; Chairman of Delaware
                                Distributors, L.P.; President and Chief
                                Executive Officer of Delvoy, Inc.; and
                                Director and/or Trustee of Delaware Service
                                Company, Inc. and Retirement Financial
                                Services, Inc.

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal               Positions and Offices with the Manager and its
Business Address *               Affiliates and Other Positions and Offices Held
------------------               -----------------------------------------------

Richard G. Unruh, Jr.            Executive Vice President of the Registrant,
                                 each of the other funds in the Delaware
                                 Investments family, Delaware Management
                                 Holdings, Inc., Delaware Capital Management,
                                 Inc. and Delaware Management Company (a
                                 series of Delaware Management Business
                                 Trust); Executive Vice President and
                                 Director/Trustee of Delaware Management
                                 Company, Inc. and Delaware Management
                                 Business Trust; President of Delaware
                                 Investment Advisers (a series of Delaware
                                 Management Business Trust); and Director of
                                 Delaware International Advisers Ltd.

                                 Board of Directors, Chairman of Finance
                                 Committee, Keystone Insurance Company since
                                 1989, 2040 Market Street, Philadelphia, PA;
                                 Board of Directors, Chairman of Finance
                                 Committee, AAA Mid Atlantic, Inc. since
                                 1989, 2040 Market Street, Philadelphia, PA;
                                 Board of Directors, Metron, Inc. since 1995,
                                 11911 Freedom Drive, Reston, VA

Paul E. Suckow                   Executive Vice President/Chief Investment
                                 Officer, Fixed Income of Delaware Management
                                 Company, Inc., Delaware Management Company (a series of Delaware Management Business
                                 Trust), Delaware Investment Advisers (a
                                 series of Delaware Management Business
                                 Trust), the Registrant, each of the other funds in the Delaware Investments family and Delaware Management Holdings, Inc.; Executive
                                 Vice President and Director of Founders
                                 Holdings, Inc.; Executive Vice President of
                                 Delaware Capital Management, Inc. and
                                 Delaware Management Business Trust; and
                                 Director of Founders CBO Corporation

                                 Director, HYPPCO Finance Company Ltd.


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal               Positions and Offices with the Manager and its
Business Address *               Affiliates and Other Positions and Offices Held
------------------               -----------------------------------------------

David K. Downes                  Executive Vice President, Chief Operating
                                 Officer and Chief Financial Officer of the
                                 Registrant and each of the other funds in the Delaware Investments family, Delaware
                                 Management Holdings, Inc., Founders CBO
                                 Corporation, Delaware Capital Management,
                                 Inc., Delaware Management Company (a series of Delaware Management Business Trust),
                                 Delaware Investment Advisers (a series of
                                 Delaware Management Business Trust) and
                                 Delaware Distributors, L.P.; Executive Vice
                                 President, Chief Operating Officer, Chief
                                 Financial Officer and Director of Delaware
                                 Management Company, Inc., DMH Corp, Delaware
                                 Distributors, Inc., Founders Holdings, Inc.
                                 and Delvoy, Inc.; Executive Vice President,
                                 Chief Financial Officer, Chief Administrative
                                 Officer and Trustee of Delaware Management
                                 Business Trust; President, Chief Executive
                                 Officer, Chief Financial Officer and Director of Delaware Service Company, Inc.; President,
                                 Chief Operating Officer, Chief Financial
                                 Officer and Director of Delaware
                                 International Holdings Ltd.; Chairman, Chief
                                 Executive Officer and Director of Retirement
                                 Financial Services, Inc.; Chairman and
                                 Director of Delaware Management Trust
                                 Company; Director of Delaware International
                                 Advisers Ltd.; and Vice President of Lincoln
                                 Funds Corporation

                                 Chief Executive Officer and Director of
                                 Forewarn, Inc. since 1993, 8 Clayton Place,
                                 Newtown Square, PA

Richard J. Flannery              Executive Vice President and General Counsel of
                                 Delaware Management Holdings, Inc., DMH
                                 Corp., Delaware Management Company, Inc.,
                                 Delaware Distributors, Inc., Delaware
                                 Distributors, L.P., Delaware Management Trust
                                 Company, Delaware Capital Management, Inc.,
                                 Delaware Service Company, Inc., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust), Delaware
                                 Investment Advisers (a series of Delaware
                                 Management Business Trust); Founders CBO
                                 Corporation and Retirement Financial
                                 Services, Inc.; Senior Vice
                                 President/Corporate and International Affairs of the Registrant and each of the other funds in the Delaware Investments family; Executive
                                 Vice President/General Counsel and Director of Delaware International Holdings Ltd.;
                                 Founders Holdings, Inc. and Delvoy, Inc.; and
                                 Director of Delaware International Advisers
                                 Ltd.

                                 Director, HYPPCO Finance Company Ltd.

                                 Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA; Director and Member of Executive Committee of Stonewall Links, Inc. since 1991, Bulltown Rd., Elverton, PA





* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal               Positions and Offices with the Manager and its
Business Address *               Affiliates and Other Positions and Offices Held
------------------               -----------------------------------------------

George M.                        Senior Vice President, Secretary and General
Chamberlain, Jr.                 Counsel of the Registrant and each of the
                                 other funds in the Delaware Investments
                                 family; Senior Vice President and Secretary of Delaware Distributors, L.P., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust), Delaware
                                 Investment Advisers (a series of Delaware
                                 Management Business Trust) and Delaware
                                 Management Holdings, Inc.; Senior Vice
                                 President, Secretary and Director/Trustee of
                                 Delaware Management Company, Inc., DMH Corp.,
                                 Delaware Distributors, Inc., Delaware Service
                                 Company, Inc., Founders Holdings, Inc.,
                                 Delaware Capital Management, Inc., Retirement
                                 Financial Services, Inc., Delvoy, Inc. and
                                 Delaware Management Business Trust; Senior
                                 Vice President and Director of Delaware
                                 International Holdings Ltd.; Executive Vice
                                 President, Secretary and Director of Delaware
                                 Management Trust Company; Director of
                                 Delaware International Advisers Ltd.;
                                 Secretary of Lincoln Funds Corporation

Michael P. Bishof                Senior Vice President/Investment Accounting of
                                 Delaware Management Company, Inc., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust) and Delaware
                                 Service Company, Inc.; Senior Vice President and Treasurer of the Registrant, each of the other funds in the Delaware Investments family and Founders Holdings, Inc.; Senior
                                 Vice President and Treasurer/ Manager,
                                 Investment Accounting of Delaware
                                 Distributors, L.P. and Delaware Investment
                                 Advisers (a series of Delaware Management
                                 Business Trust); Assistant Treasurer of
                                 Founders CBO Corporation; and Senior Vice
                                 President and Manager of Investment
                                 Accounting of Delaware International Holdings
                                 Ltd.

Joseph H. Hastings               Senior Vice President/Corporate Controller and
                                 Treasurer of Delaware Management Holdings,
                                 Inc., DMH Corp., Delaware Management Company,
                                 Inc., Delaware Distributors, Inc., Delaware
                                 Capital Management, Inc., Delaware
                                 Distributors, L.P., Delaware Service Company,
                                 Inc., Delaware International Holdings Ltd.,
                                 Delaware Management Company (a series of
                                 Delaware Management Business Trust), Delvoy,
                                 Inc. and Delaware Management Business Trust;
                                 Senior Vice President/Corporate Controller of the Registrant, each of the other funds in the Delaware Investments family and Founders
                                 Holdings, Inc.; Executive Vice President,
                                 Chief Financial Officer and Treasurer of
                                 Delaware Management Trust Company; Chief
                                 Financial Officer and Treasurer of Retirement
                                 Financial Services, Inc.; Senior Vice
                                 President/Assistant Treasurer of Founders CBO
                                 Corporation; and Treasurer of Lincoln Funds
                                 Corporation.






* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal               Positions and Offices with the Manager and its
Business Address *               Affiliates and Other Positions and Offices Held
------------------               -----------------------------------------------

Michael T. Taggart               Senior Vice President/Facilities Management and
                                 Administrative Services of Delaware
                                 Management Company, Inc. and Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust)

Douglas L. Anderson              Senior Vice President/Operations of Delaware
                                 Management Company, Inc., Delaware Management
                                 Company (a series of Delaware Management
                                 Business Trust), Delaware Investment and
                                 Retirement Services, Inc. and Delaware
                                 Service Company, Inc.; Senior Vice
                                 President/Operations and Director of Delaware
                                 Management Trust Company

James L. Shields                 Senior Vice President/Chief Information Officer
                                 of Delaware Management Company, Inc.,
                                 Delaware Management Company (a series of
                                 Delaware Management Business Trust), Delaware
                                 Service Company, Inc. and Retirement
                                 Financial Services, Inc.

Eric E. Miller                   Vice President, Assistant Secretary and Deputy
                                 General Counsel of the Registrant and each of the other funds in the Delaware Investments family, Delaware Management Company, Inc.,
                                 Delaware Management Company (a series of
                                 Delaware Management Business Trust), Delaware
                                 Investment Advisers (a series of Delaware
                                 Management Business Trust), Delaware
                                 Management Holdings, Inc., DMH Corp.,
                                 Delaware Distributors, L.P., Delaware
                                 Distributors Inc., Delaware Service Company,
                                 Inc., Delaware Management Trust Company,
                                 Founders Holdings, Inc., Delaware Capital
                                 Management, Inc. and Retirement Financial
                                 Services, Inc.; Assistant Secretary of
                                 Delaware Management Business Trust; and Vice
                                 President and Assistant Secretary of Delvoy,
                                 Inc.

Richelle S. Maestro              Vice President and Assistant Secretary of the
                                 Registrant, each of the other funds in the Delaware Investments family, Delaware
                                 Management Company, Inc., Delaware Management
                                 Company (a series of Delaware Management
                                 Business Trust), Delaware Investment Advisers
                                 (a series of Delaware Management Business
                                 Trust), Delaware Management Holdings, Inc.,
                                 Delaware Distributors, L.P., Delaware
                                 Distributors, Inc., Delaware Service Company,
                                 Inc., DMH Corp., Delaware Management Trust
                                 Company, Delaware Capital Management, Inc.,
                                 Retirement Financial Services, Inc., Founders
                                 Holdings, Inc. and Delvoy, Inc.; Vice
                                 President and Secretary of Delaware
                                 International Holdings Ltd.; and Secretary of
                                 Founders CBO Corporation

                                 Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA




* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal               Positions and Offices with the Manager and its
Business Address *               Affiliates and Other Positions and Offices Held
------------------               -----------------------------------------------

Richard Salus(1)                 Vice President/Assistant Controller of Delaware
                                 Management Company, Inc., Delaware Management
                                 Company (a series of Delaware Management
                                 Business Trust) and Delaware Management Trust
                                 Company

Bruce A. Ulmer                   Vice President/Director of LNC Internal Audit
                                 of the Registrant, each of the other funds in the Delaware Investments family, Delaware
                                 Management Company, Inc., Delaware Management
                                 Company (a series of Delaware Management
                                 Business Trust), Delaware Management
                                 Holdings, Inc., DMH Corp., Delaware
                                 Management Trust Company and Retirement
                                 Financial Services, Inc.; Vice
                                 President/Director of Internal Audit of
                                 Delvoy, Inc.

Joel A. Ettinger(2)              Vice President/Director of Taxation of the
                                 Registrant, each of the other funds in the Delaware Investments family, Delaware
                                 Management Company, Inc., Delaware Management
                                 Company (a series of Delaware Management
                                 Business Trust) and Delaware Management
                                 Holdings, Inc.

Christopher Adams                Vice President/Strategic Planning of Delaware
                                 Management Company, Inc., Delaware Management
                                 Company (a series of Delaware Management
                                 Business Trust) and Delaware Service Company,
                                 Inc.

Susan L. Hanson                  Vice President/Strategic Planning of Delaware
                                 Management Company, Inc., Delaware Management
                                 Company (a series of Delaware Management
                                 Business Trust) and Delaware Service Company,
                                 Inc.

Dennis J. Mara(3)                Vice President/Acquisitions of Delaware
                                 Management Company, Inc. and Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust)

Scott Metzger                    Vice President/Business Development of Delaware
                                 Management Company, Inc., Delaware Management
                                 Company (a series of Delaware Management
                                 Business Trust) and Delaware Service Company,
                                 Inc.

Lisa O. Brinkley                 Vice President/Compliance of the Registrant,
                                 Delaware Management Company, Inc., each of the other funds in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust), DMH
                                 Corp., Delaware Distributors, L.P., Delaware
                                 Distributors, Inc., Delaware Service Company,
                                 Inc., Delaware Management Trust Company,
                                 Delaware Capital Management, Inc. and
                                 Retirement Financial Services, Inc.; Vice
                                 President/Compliance Officer of Delaware
                                 Management Business Trust; and Vice President of Delvoy, Inc.



* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal               Positions and Offices with the Manager and its
Business Address *               Affiliates and Other Positions and Offices Held
------------------               -----------------------------------------------

Mary Ellen Carrozza              Vice President/Client Services of Delaware
                                 Management Company, Inc., Delaware Management
                                 Company (a series of Delaware Management
                                 Business Trust), Delaware Investment Advisers
                                 (a series of Delaware Management Business
                                 Trust) and Delaware Pooled Trust, Inc.

Gerald T. Nichols                Vice President/Senior Portfolio Manager of
                                 Delaware Management Company, Inc., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust), Delaware
                                 Investment Advisers (a series of Delaware
                                 Management Business Trust), the Registrant and 22 investment companies in the Delaware
                                 Investments family; Vice President of
                                 Founders Holdings, Inc.; and Treasurer,
                                 Assistant Secretary and Director of Founders
                                 CBO Corporation

Paul A. Matlack                  Vice President/Senior Portfolio Manager of
                                 Delaware Management Company, Inc., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust), Delaware
                                 Investment Advisers (a series of Delaware
                                 Management Business Trust), the Registrant and 21 investment companies in the Delaware
                                 Investments family; Vice President of
                                 Founders Holdings, Inc.; and President and
                                 Director of Founders CBO Corporation

Gary A. Reed                     Vice President/Senior Portfolio Manager of
                                 Delaware Management Company, Inc., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust), Delaware
                                 Investment Advisers (a series of Delaware
                                 Management Business Trust), the Registrant and 19 investment companies in the Delaware
                                 Investments family and Delaware Capital
                                 Management, Inc.

Patrick P. Coyne                 Vice President/Senior Portfolio Manager of
                                 Delaware Management Company, Inc., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust), Delaware
                                 Investment Advisers (a series of Delaware
                                 Management Business Trust), the Registrant and 19 investment companies in the Delaware
                                 Investments family and Delaware Capital
                                 Management, Inc.

Roger A. Early                   Vice President/Senior Portfolio Manager of
                                 Delaware Management Company, Inc., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust), Delaware
                                 Investment Advisers (a series of Delaware
                                 Management Business Trust), the Registrant and 19 other investment companies in the Delaware Investments family




* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal               Positions and Offices with the Manager and its
Business Address *               Affiliates and Other Positions and Offices Held
------------------               -----------------------------------------------

Mitchell L. Conery(4)            Vice President/Senior Portfolio Manager of
                                 Delaware Management Company, Inc., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust), Delaware
                                 Investment Advisers (a series of Delaware
                                 Management Business Trust), the Registrant and 20 investment companies in the Delaware
                                 Investments family and Delaware Capital
                                 Management, Inc.

George H. Burwell                Vice President/Senior Portfolio Manager of
                                 Delaware Management Company, Inc., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust), 10 investment companies in the Delaware Investments family

Cynthia Isom                     Vice President/Portfolio Manager of Delaware
                                 Management Company, Inc., Delaware Management
                                 Company (a series of Delaware Management
                                 Business Trust), the Registrant and 17
                                 investment companies in the Delaware
                                 Investments family

John B. Fields                   Vice President/Senior Portfolio Manager of
                                 Delaware Management Company, Inc., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust), Delaware
                                 Investment Advisers (a series of Delaware
                                 Management Business Trust), 10 investment companies in the Delaware Investments family, Delaware Capital Management, Inc. and Trustee of Delaware Management Business Trust

Gerald S. Frey(5)                Vice President/Senior Portfolio Manager of
                                 Delaware Management Company, Inc., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust), Delaware
                                 Investment Advisers (a series of Delaware
                                 Management Business Trust), 10 investment companies in the Delaware Investments family

Christopher Beck(6)              Vice President/Senior Portfolio Manager of
                                 Delaware Management Company, Inc., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust), Delaware
                                 Investment Advisers (a series of Delaware
                                 Management Business Trust), the Registrant and 10 investment companies in the Delaware
                                 Investments family

Elizabeth H. Howell(7)           Vice President/Senior Portfolio Manager of
                                 Delaware Management Company, Inc., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust), seven investment companies in the Delaware Investments family




* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal               Positions and Offices with the Manager and its
Business Address *               Affiliates and Other Positions and Offices Held
------------------               -----------------------------------------------

Andrew M. McCullagh, Jr.(8)      Vice President/Senior Portfolio Manager of
                                 Delaware Management Company, Inc., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust) eight investment companies in the Delaware Investments family

Babak Zenouzi                    Vice President/Senior Portfolio Manager of
                                 Delaware Management Company, Inc., Delaware
                                 Management Company (a series of Delaware
                                 Management Business Trust), 13 investment companies in the Delaware Investments family

Paul Grillo                      Vice President/Portfolio Manager of Delaware
                                 Management Company, Inc., Delaware Management
                                 Company (a series of Delaware Management
                                 Business Trust), Delaware Investment Advisers
                                 (a series of Delaware Management Business
                                 Trust), the Registrant and 19 other
                                 investment companies in the Delaware
                                 Investments family

J. Paul Dokas(9)                 Vice President/Portfolio Manager of Delaware
                                 Management Company, Inc., Delaware Management
                                 Company (a series of Delaware Management
                                 Business Trust), and two investment companies in the Delaware Investments family

Marshall T. Bassett(10)          Vice President/Portfolio Manager of Delaware
                                 Management Company, Inc., Delaware Management
                                 Company (a series of Delaware Management
                                 Business Trust), Delaware Investment Advisers
                                 (a series of Delaware Management Business
                                 Trust), and 10 investment companies in the Delaware Investments family

John A. Heffern(11)              Vice President/Portfolio Manager of Delaware
                                 Management Company, Inc., Delaware Management
                                 Company (a series of Delaware Management
                                 Business Trust) and 10 investment companies in the Delaware Investments family

Lori P. Wachs                    Vice President/Portfolio Manager of Delaware
                                 Management Company, Inc., Delaware Management
                                 Company (a series of Delaware Management
                                 Business Trust) and 10 investment companies in the Delaware Investments family





* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


1          SENIOR MANAGER, Ernst & Young LLP prior to December 1996.
2          TAX PRINCIPAL, Ernst & Young LLP prior to April 1998.
3          CORPORATE CONTROLLER, IIS prior to July 1997.
4          INVESTMENT OFFICER, Travelers Insurance prior to January 1997.
5          SENIOR DIRECTOR, Morgan Grenfell Capital Management prior to
           June 1996.
6          SENIOR PORTFOLIO MANAGER, Pitcairn Trust Company prior to May 1997.
7          SENIOR PORTFOLIO MANAGER, Voyageur Fund Managers, Inc. prior to
           May 1997.
8 SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, Voyageur Asset Management LLC prior to May 1997.
9          DIRECTOR OF TRUST INVESTMENTS, Bell Atlantic Corporation prior to
           February 1997.
10         VICE PRESIDENT, Morgan Stanley Asset Management prior to March 1997.
11 SENIOR VICE PRESIDENT, EQUITY RESEARCH, NatWest Securities Corporation prior to March 1997.

(b) Delaware International Advisers Ltd. ("Delaware International") serves as sub-investment adviser to Strategic Income Fund of the Registrant and also serves as investment manager or sub-investment adviser to certain of the other funds in the Delaware Group (Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Premium Fund, Inc. and Delaware Group Adviser Funds, Inc.) and other institutional accounts.

PART C - Other Information
(Continued)


             Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.


Name and Principal                 Positions and Offices with Delaware International Advisers Ltd.
Business Address                   and its Affiliates and Other Positions and Offices Held
------------------                 ---------------------------------------------------------------

*Wayne A. Stork                    Chairman of the Board, President, Chief Executive Officer and Chief Investment
                                   Officer of Delaware Management Company (a series of Delaware Management
                                   Business Trust); Chairman of the Board, President, Chief Executive Officer,
                                   Chief Investment Officer and Director/Trustee of Delaware Management
                                   Company, Inc. and Delaware Management Business Trust; Chairman of the
                                   Board, President, Chief Executive Officer and Director of DMH Corp.,
                                   Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, Chief
                                   Executive Officer and Chief Investment Officer of Dealware Investment
                                   Advisers (a series of Delaware Management Business Trust); Chairman, Chief
                                   Executive Officer and Director of  Delaware International Holdings Ltd. and
                                   Delaware International Advisers Ltd.; Chairman of the Board and Director of the
                                   Registrant, each of the other funds in the Delaware Investments family,
                                   Delaware Management Holdings, Inc., and Delaware Capital Management, Inc.;
                                   Chairman of Delaware Distributors, L.P.;  President and Chief Executive Officer
                                   of Delvoy, Inc.; and Director and/or Trustee of Delaware Service Company, Inc.
                                   and Retirement Financial Services, Inc.

**G. Roger H. Kitson               Vice Chairman and Director of Delaware International Advisers Ltd.

**Ian G. Sims                      Chief Investment Officer/Global Fixed Income and Director of Delaware
                                   International Advisers Ltd.

**David G. Tilles                  Managing Director, Chief Investment Officer and Director of Delaware
                                   International Advisers Ltd.

**John Emberson                    Secretary, Compliance Officer, Finance Director and Director of Delaware
                                   International Advisers Ltd.

**Nigel G. May                     Director/Head of Pacific Basin Group and Director of Delaware International
                                   Advisers Ltd.

**Elizabeth A. Desmond             Director/Head of European Group and Director of Delaware International
                                   Advisers Ltd.



*       Business address of each is 1818 Market Street, Philadelphia, PA 19103.
**      Business address of each isThird Floor, 80 Cheapside, London,
        England EC2V 6EE.

PART C - Other Information
(Continued)



Name and Principal                     Positions and Offices with Delaware International Advisers Ltd.
Business Address                       and its Affiliates and Other Positions and Offices Held
------------------                     ---------------------------------------------------------------

*David K. Downes                       Executive Vice President, Chief Operating Officer and Chief Financial
                                       Officer of the Registrant and each of the other funds in the Delaware
                                       Investments family, Delaware Management Holdings, Inc., Founders CBO
                                       Corporation, Delaware Capital Management, Inc., Delaware Management
                                       Company (a series of Delaware Management Business Trust), Delaware
                                       Investment Advisers (a series of Delaware Management Business Trust) and
                                       Delaware Distributors, L.P.;  Executive Vice President, Chief Operating
                                       Officer, Chief Financial Officer and Director of Delaware Management
                                       Company, Inc., DMH Corp, Delaware Distributors, Inc., Founders Holdings,
                                       Inc. and Delvoy, Inc.; Executive Vice President, Chief Financial Officer,
                                       Chief Administrative Officer and Trustee of Delaware Management
                                       Business Trust; President, Chief Executive Officer, Chief Financial Officer
                                       and Director of Delaware Service Company, Inc.; President, Chief Operating
                                       Officer, Chief Financial Officer and Director of Delaware International
                                       Holdings Ltd.; Chairman, Chief Executive Officer and Director of
                                       Retirement Financial Services, Inc.; Chairman and Director of Delaware
                                       Management Trust Company; Director of Delaware International Advisers
                                       Ltd.; and Vice President of Lincoln Funds Corporation

                                       Chief Executive Officer and Director of Forewarn, Inc. since 1993,
                                       8 Clayton Place, Newtown Square, PA

*Richard G. Unruh, Jr.                 Executive Vice President of the Registrant, each of the other funds in the
                                       Delaware Investments family, Delaware Management Holdings, Inc.,
                                       Delaware Capital Management, Inc. and Delaware Management Company
                                       (a series of Delaware Management Business Trust); Executive Vice
                                       President and Director/Trustee of Delaware Management Company, Inc. and
                                       Delaware Management Business Trust;  President of Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust); and Director of Delaware International Advisers Ltd.

                                       Board of Directors, Chairman of Finance Committee, Keystone Insurance Company
                                       since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors,
                                       Chairman of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market
                                       Street, Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911
                                       Freedom Drive, Reston, VA




*       Business address of each is 1818 Market Street, Philadelphia, PA 19103.
**      Business address of each is Third Floor, 80 Cheapside, London,
        England EC2V 6EE.

PART C - Other Information
(Continued)



Name and Principal                  Positions and Offices with Delaware International Advisers Ltd.
Business Address                    and its Affiliates and Other Positions and Offices Held
------------------                  ---------------------------------------------------------------

*Richard J. Flannery                Executive Vice President and General Counsel of Delaware Management
                                    Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                    Distributors, Inc., Delaware Distributors, L.P., Delaware Management Trust
                                    Company, Delaware Capital Management, Inc., Delaware Service Company,
                                    Inc., Delaware Management Company (a series of Delaware Management
                                    Business Trust), Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust); Founders CBO Corporation and Retirement
                                    Financial Services, Inc.; Senior Vice President/Corporate and International
                                    Affairs of the Registrant and each of the other funds in the Delaware
                                    Investments family; Executive Vice President/General Counsel and Director of
                                    Delaware International Holdings Ltd.; Founders Holdings, Inc. and Delvoy,
                                    Inc.; and Director of Delaware International Advisers Ltd.

                                    Director, HYPPCO Finance Company Ltd.

                                    Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton,
                                    PA; Director and Member of Executive Committee of Stonewall Links, Inc.
                                    since 1991, Bulltown Rd., Elverton, PA

*John C. E. Campbell                Director of Delaware International Advisers Ltd.: Senior Vice
                                    President/International Marketing of Delaware Investment
                                    Advisers (a series of Delaware Management Trust)

*George M. Chamberlain, Jr.         Senior Vice President, Secretary and General Counsel of the Registrant and
                                    each of the other funds in the Delaware Investments family; Senior Vice
                                    President and Secretary of Delaware Distributors, L.P., Delaware Management
                                    Company (a series of Delaware Management Business Trust), Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust) and
                                    Delaware Management Holdings, Inc.; Senior Vice President, Secretary and
                                    Director/Trustee of Delaware Management Company, Inc., DMH Corp.,
                                    Delaware Distributors, Inc., Delaware Service Company, Inc., Founders
                                    Holdings, Inc., Delaware Capital Management, Inc., Retirement Financial
                                    Services, Inc., Delvoy, Inc. and Delaware Management Business Trust; Senior
                                    Vice President and Director of Delaware International Holdings Ltd.; Executive
                                    Vice President, Secretary and Director of Delaware Management Trust
                                    Company; Director of Delaware International Advisers Ltd.; Secretary of
                                    Lincoln Funds Corporation



*       Business address of each is 1818 Market Street, Philadelphia, PA 19103.
**      Business address of each is Third Floor, 80 Cheapside, London,
        England EC2V 6EE.

PART C - Other Information
(Continued)


Name and Principal                     Positions and Offices with the Manager and its
Business Address *                     Affiliates and Other Positions and Offices Held
------------------                     -----------------------------------------------

*George E. Deming                      Director of Delaware International Advisers Ltd.; Vice President and Senior
                                       Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                       Management Business Trust)

**Timothy W. Sanderson                 Chief Investment Officer - Equities and Director of Delaware International
                                       Advisers Ltd.

**Clive A. Gillmore                    Senior Portfolio Manager, Director U.S. Mutual Fund Liaison and Director
                                       of Delaware International Advisers Ltd.

**Hamish O. Parker                     Senior Portfolio Manager, Director U.S. Marketing Liaison and Director of
                                       Delaware International Advisers Ltd.

**Gavin A. Hall                        Senior Portfolio Manager of Delaware International Advisers Ltd.

**Robert Akester                       Senior Portfolio Manager of Delaware International Advisers Ltd.

**Hywel Morgan                         Senior Portfolio Manager of Delaware International Advisers Ltd.



*       Business address of each is 1818 Market Street, Philadelphia, PA 19103.
**      Business address of each is Third Floor, 80 Cheapside, London,
        England EC2V 1NQ.


Item 29.          Principal Underwriters.

                  (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Group.

                  (b) Information with respect to each director, officer or partner of principal underwriter:

PART C - Other Information
(Continued)



Name and Principal                     Positions and Offices                          Positions and Offices
Business Address *                     with Underwriter                               with Registrant
------------------                     ---------------------                          ---------------------

Delaware Distributors, Inc.            General Partner                                None

Delaware Investment
Advisers                               Limited Partner                                None

Delaware Capital
Management, Inc.                       Limited Partner                                None

Wayne A. Stork                         Chairman                                       Chairman

Bruce D. Barton                        President and Chief Executive                  None
                                       Officer

David K. Downes                        Executive Vice President,                      Executive Vice President,
                                       Chief Operating Officer                        Chief Operating Officer
                                       and Chief Financial Officer                    and Chief Financial
                                                                                      Officer

Richard J. Flannery                    Executive Vice President/General               Senior Vice President/
                                       Counsel                                        Corporate and
                                                                                      International
                                                                                      Affairs

George M. Chamberlain, Jr.             Senior Vice President/Secretary                Senior Vice President/
                                                                                      Secretary/General Counsel

Joseph H. Hastings                     Senior Vice President/Corporate                Senior Vice President/
                                       Controller & Treasurer                         Corporate Controller

Terrence P. Cunningham                 Senior Vice President/Financial                None
                                       Institutions

Thomas E. Sawyer                       Senior Vice President/                         None
                                       National Sales Director

Mac McAuliffe                          Senior Vice President/Sales                    None
                                       Manager, Western Division

J. Chris Meyer                         Senior Vice President/                         None
                                       Director Product Management


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



Name and Principal                     Positions and Offices                          Positions and Offices
Business Address *                     with Underwriter                               with Registrant
------------------                     ---------------------                          ---------------------

William M. Kimbrough                   Senior Vice President/Wholesaler               None

Daniel J. Brooks                       Senior Vice President/Wholesaler               None

Bradley L. Kolstoe                     Senior Vice President/Western                  None
                                       Division Sales Manager

Henry W. Orvin                         Senior Vice President/Eastern                  None
                                       Division Sales Manager

Michael P. Bishof                      Senior Vice President and Treasurer/           Senior Vice
                                       Manager, Investment Accounting                 President/Treasurer

Eric E. Miller                         Vice President/Assistant Secretary/            Vice President/Assistant
                                       Deputy General Counsel                         Secretary/
                                                                                      Deputy General Counsel

Richelle S. Maestro                    Vice President/                                Vice President/
                                       Assistant Secretary                            Assistant Secretary

Lisa O. Brinkley                       Vice President/Compliance                      Vice
                                       President/Compliance

Daniel H. Carlson                      Vice President/Strategic Marketing             None

Diane M. Anderson                      Vice President/Plan Record Keeping             None
                                       and Administration

Anthony J. Scalia                      Vice President/Defined Contribution            None
                                       Sales, SW Territory

Courtney S. West                       Vice President/Defined Contribution            None
                                       Sales, NE Territory

Denise F. Guerriere                    Vice President/Client Services                 None

Gordon E. Searles                      Vice President/Client Services                 None

Lori M. Burgess                        Vice President/Client Services                 None

Julia R. Vander Els                    Vice President/Participant Services            None



* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



Name and Principal                     Positions and Offices                          Positions and Offices
Business Address *                     with Underwriter                               with Registrant
------------------                     ---------------------                          ---------------------

Jerome J. Alrutz                       Vice President/Retail Sales                    None

Scott Metzger                          Vice President/Business Development            Vice President/Business
                                                                                      Development

Stephen C. Hall                        Vice President/Institutional Sales             None

Gregory J. McMillan                    Vice President/ National Accounts              None

Holly W. Reimel                        Vice President/Manager, National               None
                                       Accounts

Christopher H. Price                   Vice President/Manager, Insurance              None

Stephen J. DeAngelis                   VicePresident/Product Development              None

Andrew W. Whitaker                     Vice President/Financial Institutions          None

Jesse Emery                            Vice President/ Marketing                      None
                                       Communications

Darryl S. Grayson                      Vice President, Broker/Dealer                  None
                                       Internal Sales

Dinah J. Huntoon                       Vice President/Product Manager Equity          None

Soohee Lee                             Vice President/Fixed Income                    None
                                       Product Management

Michael J. Woods                       Vice President/UIT Product                     None
                                       Management

Ellen M. Krott                         Vice President/Marketing                       None

Dale L. Kurtz                          Vice President/Marketing Support               None




* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



Name and Principal                     Positions and Offices                          Positions and Offices
Business Address *                     with Underwriter                               with Registrant
------------------                     ---------------------                          ---------------------

David P. Anderson                      Vice President/Wholesaler                      None

Lee D. Beck                            Vice President/Wholesaler                      None

Gabriella Bercze                       Vice President/Wholesaler                      None

Terrence L. Bussard                    Vice President/Wholesaler                      None

William S. Carroll                     Vice President/Wholesaler                      None

William L. Castetter                   Vice President/Wholesaler                      None

Thomas J. Chadie                       Vice President/Wholesaler                      None

Thomas C. Gallagher                    Vice President/Wholesaler                      None

Douglas R. Glennon                     Vice President/Wholesaler                      None

Ronald A. Haimowitz                    Vice President/Wholesaler                      None

Christopher L. Johnston                Vice President/Wholesaler                      None

Michael P. Jordan                      Vice President/Wholesaler                      None

Jeffrey A. Keinert                     Vice President/Wholesaler                      None

Thomas P. Kennett                      Vice President/ Wholesaler                     None

Debbie A. Marler                       Vice President/Wholesaler                      None

Nathan W. Medin                        Vice President/Wholesaler                      None

Roger J. Miller                        Vice President/Wholesaler                      None

Patrick L. Murphy                      Vice President/Wholesaler                      None

Stephen C. Nell                        Vice President/Wholesaler                      None




* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)


Name and Principal                     Positions and Offices                          Positions and Offices
Business Address *                     with Underwriter                               with Registrant
------------------                     ---------------------                          ---------------------

Julia A. Nye                           Vice President/Wholesaler                      None

Joseph T. Owczarek                     Vice President/Wholesaler                      None

Mary Ellen Pernice-Fadden              Vice President/Wholesaler                      None

Mark A. Pletts                         Vice President/Wholesaler                      None

Philip G. Rickards                     Vice President/Wholesaler                      None

Laura E. Roman                         Vice President/Wholesaler                      None

Linda Schulz                           Vice President/Wholesaler                      None

Edward B. Sheridan                     Vice President/Wholesaler                      None

Robert E. Stansbury                    Vice President/Wholesaler                      None

Julia A. Stanton                       Vice President/Wholesaler                      None

Larry D. Stone                         Vice President/Wholesaler                      None

Edward J. Wagner                       Vice President/Wholesaler                      None

Wayne W. Wagner                        Vice President/Wholesaler                      None

John A. Wells                          Vice President/Marketing Technology            None

Scott Whitehouse                       Vice President/Wholesaler                      None


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

(c)  Not Applicable.

Item 30. Location of Accounts and Records.

All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103 and in London at Third Floor, 80 Cheapside, London, England EC2V 6EE.

Item 31.  Management Services.  None.

PART C - Other Information
(continued)


Item 32.  Undertakings.

           (a)     Not applicable.
           (b)     Not applicable.
           (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders, upon request and without charge.
           (d)     Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 25th day of September, 1998.
                                               DELAWARE GROUP INCOME FUNDS, INC.

                                               By /s/ Wayne A. Stork
                                                  -------------------------
                                                      Wayne A. Stork
                                                         Chairman


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

        Signature                     Title                          Date
-------------------------      ---------------------          ------------------

/s/ Wayne A. Stork             Chairman and Director          September 25, 1998
-------------------------
Wayne A. Stork

/s/David K. Downes             Executive Vice President/      September 25, 1998
-------------------------      Chief Operating Officer/Chief
David K. Downes                Financial Officer (Principal
                               Financial Officer and
                               Principal Accounting Officer)

/s/Walter P. Babich     *      Director                       September 25, 1998
-------------------------
Walter P. Babich

/s/Anthony D. Knerr     *      Director                       September 25, 1998
-------------------------
Anthony D. Knerr

/s/Ann R. Leven         *      Director                       September 25, 1998
-------------------------
Ann R. Leven

/s/W. Thacher Longstreth*      Director                       September 25, 1998
-------------------------
W. Thacher Longstreth

/s/ Thomas F. Madison   *      Director                       September 25, 1998
-------------------------
Thomas F. Madison

/s/ Jeffrey J. Nick     *      Director                       September 25, 1998
-------------------------
Jeffrey J. Nick

/s/Charles E. Peck      *      Director                       September 25, 1998
-------------------------
Charles E. Peck

/s/John H. Durham       *      Director                       September 25, 1998
-------------------------
John H. Durham
                                *By /s/Wayne A. Stork
                                    ---------------------
                                       Wayne A. Stork
                                     as Attorney-in-Fact for
                                  each of the persons indicated

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549














                                   Exhibits

                                      to

                                   Form N-1A
















            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               INDEX TO EXHIBITS


Exhibit No.            Exhibit
-----------            -------

EX-99.B1F              Executed Articles Supplementary (August 19, 1998)

EX-99.B8E              Form of Letter (1998) to The Chase Manhattan Bank to add
                       the Strategic Income fund to the Custodian Agreement between The Chase Manhattan Bank and the Registrant

EX-99.B10              Opinion of Counsel

EX-99.B11              Consent of Auditors

EX-27                  Financial Data Schedules